   As filed with the Securities and Exchange Commission on April 18, 2008


                                                      Registration No. 333-48300
                                                                       811-07697


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 20                   ( X )



                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 24                         ( X )



     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                            Laura M. Bramson, Esq.

                New York Life Insurance and Annuity Corporation
                               1 Rockwood Road
                         Sleepy Hollow, New York 10591
                    (Name and Address of Agent for Service)



                                    Copy to:




        Stephen E. Roth, Esq.                    Thomas F. English, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and Chief Insurance Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.



[X] on May 1, 2008 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                  CORPEXEC VUL

               CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE


                             PROSPECTUS--MAY 1, 2008


      A FLEXIBLE PREMIUM CORPORATE SPONSORED VARIABLE LIFE INSURANCE POLICY
                          OFFERED TO INDIVIDUALS UNDER
      NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

This Prospectus describes four Series of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies. CorpExec VUL II is a Policy New York Life Insurance and Annuity Corporation ("NYLIAC") offered for sale prior to October 1, 2003. CorpExec VUL II will continue to be offered to new employees of existing CorpExec VUL II corporate-sponsored plans and to new corporate-sponsored plans where CorpExec VUL III, CorpExec VUL IV or CorpExec VUL V is not yet available. CorpExec VUL III policies were offered for sale to new policyowners prior to September 1, 2004, and began accepting applications and premium payments beginning October 1, 2003, where approved. CorpExec VUL III will continue to be offered to new employees of any CorpExec VUL III corporate-sponsored plans. CorpExec VUL IV policies were offered for sale to new policyowners and began accepting applications and premium payments beginning September 1, 2004, where approved. CorpExec VUL IV will continue to be offered to new employees of existing CorpExec VUL IV corporate-sponsored plans. CorpExec VUL V is a Policy for which NYLIAC began accepting applications and premium payments beginning August 15, 2006. Unless otherwise indicated, all information in this prospectus pertains to all policy series.

     Please use the following addresses to send policy premium payments and service requests to Us:

PREMIUM REMITTANCE CENTER:                       SERVICE OFFICE:
  New York Life Insurance and Annuity            New York Life Insurance and Annuity
    Corporation                                    Corporation
  Attention: Executive Benefits                  NYLIFE Distributors, LLC
  P.O. Box 930652                                Attention: Executive Benefits
  Kansas City, MO 64193-0652                     11400 Tomahawk Creek Parkway,
  Telephone: (913) 906-4000                      Suite 200
                                                 Leawood, KS 66211
                                                 Telephone: (913) 906-4000



     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

                                TABLE OF CONTENTS



                                        PAGE
                                        ----
Summary of Benefits and Risks......        4
  Benefits.........................        4
  Risks............................        6
Table of Fees and Expenses.........        9
Fund Annual Expenses...............       14
Definitions........................       20
Management and Organization........       22
     Insurer.......................       22
     Your Policy...................       22
     About the Separate Account....       23
Our Rights.........................       23
     The Fixed Account.............       24
     Interest Crediting............       24
     How to Reach Us for Policy
       Services....................       25
     Funds and Eligible
       Portfolios..................       25
     Investment Return.............       34
     Performance Calculations......       34
     Voting........................       35
Charges Associated with the
  Policy...........................       35
  Deductions from Premium
     Payments......................       35
     Sales Expense Charges.........       36
     State Tax Charge..............       37
     Federal Tax Charge............       38
  Deductions from Accumulation
     Value and Fixed Account
     Value.........................       38
     Monthly Contract Charge.......       38
     Charge for Cost of Insurance..       39
     Rider Charges.................       39
     Loan Charges..................       39
     Mortality and Expense Risk
       Charge......................       40
     Charges for Federal Income
       Taxes.......................       40
  Fund Charges.....................       40
  Transaction Charges..............       41
     Partial Withdrawal Charge.....       41
     Transfer Charge...............       41
  How the Policy Works.............       41
Description of the Policy..........       44
  The Parties......................       44
     Policyowner...................       44
     Insured.......................       45
     Beneficiary...................       45
  The Policy.......................       45
     How the Policy is Available...       45
     Policy Premiums...............       46
     Cash Value....................       46
     Cash Surrender Value..........       46
     Alternative Cash Surrender
       Value.......................       46
     Investment Divisions and the
       Fixed Account...............       47
     Amount in the Separate
       Account.....................       47
     Determining the Value of an
       Accumulation Unit...........       47
     Amount in the Fixed Account...       48
     Transfers Among Investment
       Divisions and the Fixed
       Account.....................       49
     Limits on Transfers...........       49
  Additional Benefits through
     Riders........................       51
     Supplementary Term Rider......       52
     Level Term Rider..............       53
     Term Rider vs. Base Policy
       Coverage....................       53
  Options Available at No
     Additional Charge.............       54
     Dollar-Cost Averaging.........       54
     Automatic Asset Reallocation..       55
     Tax-Free "Section 1035"
       Insurance Policy Exchanges..       56
     24 Month Exchange Privilege...       56
Premium Payments...................       56
     Risk of Minimally Funded
       Policies....................       57
     Timing and Valuation..........       57
     Free Look.....................       58
     Premium Payments..............       58
     Premium Payments Returned for
       Insufficient Funds..........       59
Policy Payment Information.........       59
     When Life Insurance Coverage
       Begins......................       59
     Changing the Face Amount of
       Your Policy.................       59
     Policy Proceeds...............       60
     Beneficiaries or Payees.......       60
     When We Pay Policy Proceeds...       61
     Payment Options...............       62
     Electing or Changing a Payment
       Option......................       63
     Life Insurance Benefit
       Options.....................       63
     Selection of Life Insurance
       Benefit Table...............       64
     Effect of Investment
       Performance on the Death
       Benefit.....................       64
     Changing Your Life Insurance
       Benefit Option..............       65
Additional Policy Provisions.......       65
     Change of Ownership...........       65
     Records and Reports...........       66
     Limits on Our Rights to
       Challenge Your Policy.......       66
     Suicide.......................       67
     Misstatement of Age or Sex....       67
     Assignment....................       67
Partial Withdrawals and
  Surrenders.......................       67
  Partial Withdrawals..............       67
  Surrenders.......................       68
     Cash Value....................       68
     Cash Surrender Value..........       68

                                        PAGE
                                        ----
     Alternative Cash Surrender
       Value.......................       69
     Requesting a Surrender........       71
     When the Surrender is
       Effective...................       71
Loans..............................       72
     Loan Account..................       72
     Interest on Value in Loan
       Account.....................       72
     Loan Interest.................       73
     Loan Repayment................       73
     The Effect of a Policy Loan...       74
Termination and Reinstatement......       74
     Late Period...................       74
     Reinstatement Option..........       74
Federal Income Tax Considerations..       75
     Our Intent....................       75
     Tax Statutes of NYLIAC and the
       Separate Account............       75
     Charges for Taxes.............       76
     Diversification Standards and
       Control Issues..............       76
     Life Insurance Status of the
       Policy......................       77
     IRC Section 101(j)--Impact on
       Employer-Owned Policies.....       77
     Modified Endowment Contract
       Status......................       78
     Policy Surrenders and Partial
       Withdrawals.................       79
     Policy Loans and Interest
       Deductions..................       79
     Corporate Owners..............       80
     Exchanges or Assignments of
       Policies....................       80
     Reasonableness Requirement for
       Charges.....................       80
     Other Tax Issues..............       81
     Qualified Plans...............       81
     Withholding...................       81
Distribution and Compensation
  Arrangements.....................       81
Legal Proceedings..................       82
Records and Reports................       83
Financial Statements...............       83
State Variations...................       84
Appendix A Illustration............      A-1
Obtaining Additional Information...       85




     A DIFFERENT SERIES IS AVAILABLE IN CERTAIN JURISDICTIONS. THEREFORE, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Corporate Executive Series Variable Universal Life insurance ("CorpExec VUL"). Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     CorpExec VUL offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

     CorpExec VUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

       -- the number of Accumulation Units held in each Investment Division for the policy;

       -- the amount in and performance of each Investment Division in the Separate Account;

       -- the amount in and the interest credited on the amount held in the Fixed Account; and

       -- the interest rate credited on amount held in the Loan Account, if any.

     With CorpExec VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUM PAYMENTS

     CorpExec VUL premium payments are flexible; you may select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, there are no required premiums. As long as the Cash Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     Using the policy as sole security, you may make a request to borrow any amount up to the loan value of the policy. The loan value on any given date is equal to 90% of the Cash Value, less any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS


     You may withdraw an amount up to the Cash Value of your policy within limits. Partial withdrawals will reduce the policy's Cash Value, the Alternate Cash Surrender Value and the Cumulative Premium Amount and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy Face Amount to drop below our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and sent to the Service Office address noted on the first page of this prospectus. (See "Partial Withdrawals and Surrenders--Partial Withdrawals".)

ALLOCATION ALTERNATIVES


     After We deduct the sales expense, state tax, and federal tax charges from your premium, the policyowner may allocate the remaining amount among up to any 20 of 78 Allocation Alternatives. The Allocation Alternatives consist of 77 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.


CHANGE THE AMOUNT OF COVERAGE


     With CorpExec VUL, you may request an increase or decrease to the policy's Face Amount. In order to request an increase or decrease of the policy's Face Amount, you must send a written request in a form acceptable to us to the Service Office address noted on the first page of this prospectus. (See "Policy Payment Information--Changing the Face Amount of Your Policy".) Increases are subject to underwriting and our approval. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See "Federal Income Tax Considerations--Modified Endowment Contract Status"). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase your term insurance rider rather than increasing your Face Amount under your policy.


THREE LIFE INSURANCE BENEFIT OPTIONS

     CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan to best meets your needs. These options allow you to determine how the death benefit will be paid.

       -- Option 1--a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

       -- Option 2--a benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

       -- Option 3--a benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     Under these options, if the Insured dies on or after the Policy Anniversary on which the Insured is Age 100, the Life Insurance Benefit will be equal to the Alternative Cash Surrender Value, less any Policy Debt.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under "Federal

Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.


AUTOMATED INVESTMENT FEATURES

     There are two administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

OPTIONAL RIDERS

     CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the Supplementary Term Rider and the Level Term Rider. These riders have costs associated with them.

A HIGHLY RATED COMPANY


     NYLIAC is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.


                                      RISKS

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. PAYMENT OF THESE PREMIUMS, HOWEVER, DOES NOT GUARANTEE THE POLICY WILL REMAIN IN FORCE.

     Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

     If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted for the next policy month, the policy will go into default status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of default status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or death benefit. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

     There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was the first purchased) under certain circumstances. See "Termination and Reinstatement--Reinstatement Option."

POTENTIAL FOR INCREASED CHARGES


     The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. However, the actual charges will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)


RISK OF TERMINATION FROM POLICY LOANS

     The larger a loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event to you.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) Whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY


     This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see "Description of the Policy--The Policy--Limits on Transfers" for more information). We cannot guarantee that this limit will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:


       -- Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

       -- increased administrative and Fund brokerage expenses

       -- dilution of the interests of long-term investors


     An underlying Fund portfolio may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Description of the Policy--The Policy--Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make a partial withdrawal, or transfer cash value between investment options.

CORPEXEC VUL II:

                                TRANSACTION FEES


 ---------------------------------------------------------------------------------------
                            WHEN CHARGE
CHARGE                      IS DEDUCTED                     AMOUNT DEDUCTED
 ---------------------------------------------------------------------------------------
Sales Expense Charge        When premium       Current: 13.75% of premiums paid(1)
  for                        payment is        Guaranteed Maximum: 14% of premiums
  premiums paid up         applied up to       paid(2)
  to the Target               age 100
  Premium

 ---------------------------------------------------------------------------------------

Sales Expense Charge        When premium       Current: 1.25% of premiums paid(3)
  for premiums paid          payment is        Guaranteed Maximum: 3.00% of premiums
  over the Target          applied up to       paid
  Premium                     Age 100
 ---------------------------------------------------------------------------------------

Tax Charges                 When premium       All taxes may vary over time
  State Premium Tax          payment is        Current: 2% of premiums paid
                           applied up to       Guaranteed maximum: 2% of premiums paid,
                              age 100          subject to tax law changes

  Federal Premium                              Current: 1.25% of premiums paid
     Tax                                       Guaranteed maximum: 1.25% of premiums
                                               paid, subject to tax law changes
 ---------------------------------------------------------------------------------------

Transfer Charge         At time of transfer    Current: No charge
                                               Guaranteed Maximum: $30 per transfer
                                               after 12 transfers in a Policy Year.
 ---------------------------------------------------------------------------------------

Partial Withdrawal           At time of        Current: No charge
  Charge                     withdrawal        Guaranteed Maximum: $25




(1) Current sales expense charges for premium payments made up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.

(2) Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

(3) Current sales expense charges for premium payments made over the Target Premium are reduced to 0.75% in Policy Years 2-7; and 0.25% in Policy Years 8 and beyond.

CORPEXEC VUL III AND CORPEXEC VUL IV:

                                TRANSACTION FEES


 ---------------------------------------------------------------------------------------
                            WHEN CHARGE
CHARGE                      IS DEDUCTED                     AMOUNT DEDUCTED
 ---------------------------------------------------------------------------------------
Sales Expense Charge        When premium       Current: 10.75% of premiums paid(1)
  for                        payment is        Guaranteed Maximum: 14% of premiums
  premiums paid up         applied up to       paid(2)
  to the Target               age 100
  Premium

 ---------------------------------------------------------------------------------------

Sales Expense Charge        When premium       Current: None
  for                        payment is        Guaranteed Maximum: 3.00% of premiums
  premiums paid over       applied up to       paid
  the Target Premium          age 100
 ---------------------------------------------------------------------------------------

State Premium Tax           When premium       All taxes may vary over time
  Charge for                 payment is        Current: 2% of premiums paid
  premiums paid up         applied up to       Guaranteed maximum: 2% of premiums paid,
  to the Target               age 100          subject to tax law changes
  Premium
 ---------------------------------------------------------------------------------------

State Premium Tax           When premium       All taxes may vary over time
  Charge for                 payment is        Current: 1.75% of premiums paid
  premiums paid over       applied up to       Guaranteed maximum: 2% of premiums paid,
  the Target Premium          age 100          subject to tax law changes
 ---------------------------------------------------------------------------------------

Federal Premium Tax         When premium       Current: 1.25% of premiums paid
  Charge for                 payment is        Guaranteed maximum: 1.25% of premiums
  premiums paid over       applied up to       paid, subject to tax law changes
  the Target Premium          age 100
 ---------------------------------------------------------------------------------------

Transfer Charge         At time of transfer    Current: No charge
                                               Guaranteed Maximum: $30 per transfer
                                               after 12 transfers in a Policy Year.
 ---------------------------------------------------------------------------------------

Partial Withdrawal           At time of        Current: No charge
  Charge                     withdrawal        Guaranteed Maximum: $25




(1) Current sales expense charges for premium payments made up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.

(2) Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

CORPEXEC VUL V:

                                TRANSACTION FEES


 ---------------------------------------------------------------------------------------
                            WHEN CHARGE
CHARGE                      IS DEDUCTED                     AMOUNT DEDUCTED
 ---------------------------------------------------------------------------------------
Sales Expense Charge        When premium       Current: 14.00% of premiums paid(1)
  for                        payment is        Guaranteed Maximum: 14.00% of premiums
  premiums paid up         applied up to       paid(2)
  to the Target               age 100
  Premium

 ---------------------------------------------------------------------------------------

Sales Expense Charge        When premium       Current: 1.00% of premiums paid(3)
  for                        payment is        Guaranteed Maximum: 3.00% of premiums
  premiums paid over       applied up to       paid
  the Target Premium          age 100
 ---------------------------------------------------------------------------------------

State Premium Tax           When premium       All taxes may vary over time.
  Charge                     payment is        Current: 2.00% of premiums paid(4)
  for premiums paid        applied up to       Guaranteed maximum: 2.00% of premiums
  up to the Target            age 100          paid, subject to tax law changes
  Premium
 ---------------------------------------------------------------------------------------

State Premium Tax           When premium       All taxes may vary over time.
  Charge                     payment is        Current: 1.75% of premiums paid(4)
  for premiums paid        applied up to       Guaranteed maximum: 2.00% of premiums
  over the Target             age 100          paid, subject to tax law changes
  Premium
 ---------------------------------------------------------------------------------------

Federal Premium Tax         When premium       All taxes may vary over time.
  Charge                     payment is        Current: 1.25% of premiums paid(5)
                           applied up to       Guaranteed maximum: 1.25% of premiums
                              age 100          paid, subject to tax law changes

 ---------------------------------------------------------------------------------------

Transfer Charge         At time of transfer    Current: No charge
                                               Guaranteed Maximum: $30 per transfer
                                               after 12 transfers in a Policy Year
 ---------------------------------------------------------------------------------------

Partial Withdrawal           At time of        Current: No charge
  Charge                     withdrawal        Guaranteed Maximum: $25




(1) Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.

(2) Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

(3) Current sales expense charges for premium payments over the Target Premium are reduced to 0.00% in Policy Years 2 and beyond.

(4) Current state premium taxes for premium payments are reduced to 1.50% in Policy Years 8 and beyond.

(5) Current federal premium taxes for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

            PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES(A)


 ---------------------------------------------------------------------------------------
                            WHEN CHARGE
CHARGE                      IS DEDUCTED                     AMOUNT DEDUCTED
 ---------------------------------------------------------------------------------------
Cost of Insurance           Each Monthly       Guaranteed Maximum: $90.90 per $1,000 of
  Charge(1)                Deduction Day       Net Amount at Risk(2)
                           applied to Age
                                100            Guaranteed Minimum: $0.08 per $1,000 of
                                               Net Amount at Risk

                                               Representative Insured (Male, Age 45-Non-
                                               Smoker, Guaranteed Issue): $0.38 per
                                               $1,000 of Net Amount at Risk
                                               (Guaranteed Maximum Charge for
                                               Representative insured)

 ---------------------------------------------------------------------------------------

Monthly Contract            Each Monthly       CorpExec VUL II:
  Charge                   Deduction Day
                           applied to Age      Current: $5.00 ($60.00 annually)
                                100
                                               Guaranteed Maximum: $9.00 ($108.00
                                               annually)

                                               CorpExec VUL III, IV, and V:

                                               Current: $0.00 Policy Year 1, $5.00
                                               thereafter ($60.00 annually)

                                               Guaranteed Maximum: $9.00 ($108.00
                                               annually)
 ---------------------------------------------------------------------------------------

Mortality and                  Daily           CorpExec VUL II:
  Expense Risk
  Charge                                       Current: Annual Rate of 0.25% of net
                              Monthly          asset value

                                               Guaranteed Maximum: 0.90% of net asset
                                               value

                                               CorpExec VUL III and IV:

                                               Current: Annual Rate of 0.25% of separate
                                               account value Policy Year 1, 0.45% of
                                               separate account value Policy Years 2-25,
                                               0.25% of separate account value
                                               thereafter

                                               Guaranteed Maximum: 0.90% of separate
                                               account value

                                               CorpExec VUL V:

                                               Current: Annual Rate of 0.50% of separate
                                               account value Policy Years 1-10; 0.25% of
                                               separate account value thereafter

                                               Guaranteed Maximum: 0.90% of separate
                                               account value
 ---------------------------------------------------------------------------------------

RIDERS
Supplementary Term      Monthly until rider    Guaranteed Maximum: $90.90 per $1,000 of
  Rider(1)                    expires          term insurance benefit.

                                               Guaranteed Minimum: $0.08 per $1,000 of
                                               term insurance benefit.

                                               Representative Insured (Male, Age 45-Non-
                                               Smoker, Guaranteed Issue): $0.38 per
                                               $1,000 of term insurance benefit.
 ---------------------------------------------------------------------------------------

Level Term Rider(1)     Monthly until rider    Guaranteed Maximum: $90.90 per $1,000 of
                              expires          term insurance benefit.

                                               Guaranteed Minimum: $0.08 per $1,000 of
                                               term insurance face amount.

                                               Representative Insured (Male, Age 45-Non-
                                               Smoker, Guaranteed Issue): $0.36 per
                                               $1,000 of term insurance face amount.
 ---------------------------------------------------------------------------------------

Loan Interest              Monthly while       Current: 4.00%
                          loan balance is      Guaranteed Maximum: 6.00%
                            outstanding




(a) Unless otherwise noted, the charges below apply to CEVUL II, III, IV and V.

(1) This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.

(2) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Alternative Cash Surrender Value. See "Life Insurance Benefit Options" for more information.

     The table below shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2007. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.


FUND ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                  ASSETS)(1,2)

--------------------------------------------------------------------------------

                                                MINIMUM            MAXIMUM
                                                -------            -------
Total Annual Fund Companies' Operating
  Expenses(3)...........................         0.10%              5.32%




--------------------------------------------------------------------------------

  (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2007. This information is provided by the Funds and their agents. The information is based on 2007 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.

  (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.




                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)


------------------------------------------------------------------------------------------------------------------
                                                          DISTRIBUTION                ACQUIRED       TOTAL CLASS
                              ADVISORY   ADMINISTRATION    AND SERVICE     OTHER      FUND FEES       OPERATING
            FUND                 FEE           FEE         (12B-1) FEE   EXPENSES   AND EXPENSES     EXPENSES(A)
------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Freedom
     2010 -- Initial Class       N/A           N/A             N/A         0.00%        0.56%           0.56%
------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Freedom
     2020 -- Initial Class       N/A           N/A             N/A         0.00%        0.62%           0.62%
------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Freedom
     2030 -- Initial Class       N/A           N/A             N/A         0.00%        0.66%           0.66%
------------------------------------------------------------------------------------------------------------------




# Shown as a percentage of average net assets for the fiscal year ended December 31, 2007, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2007 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(a) Differs from the ratios of expenses to average net assets in the Financial Highlights section of the underlying prospectus because the total annual operating expenses shown above include acquired fund fees and expenses. Fidelity Management & Research Company has voluntarily agreed to reimburse the Initial Class of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceeds 0.00%.

                             FUND ANNUAL EXPENSES(#)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   TOTAL FUND
                                                               ADVISORY    ADMINISTRATION     12B-1       OTHER      ANNUAL
                            FUND                                 FEES           FEES          FEES      EXPENSES     EXPENSE
-----------------------------------------------------------------------------------------------------------------------------
MainStay VP Bond -- Initial Class                             0.49%(a)(b)      0.00%          0.00%       0.05%(b)    0.54%
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Capital Appreciation -- Initial Class             0.61%(c)(b)      0.00%          0.00%       0.04%(b)    0.65%
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Cash Management                                   0.44%(d)(b)      0.00%          0.00%       0.05%(b)    0.49%
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Common Stock -- Initial Class                     0.54%(e)(b)      0.00%          0.00%       0.05%(f)(b) 0.59%(g)
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Convertible -- Initial Class                      0.60%(h)(b)      0.00%          0.00%       0.06%(f)(b) 0.66%(g)
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Floating Rate -- Initial Class                    0.60%(i)         0.00%          0.00%       0.07%       0.67%
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Government -- Initial Class                       0.50%(j)(b)      0.00%          0.00%       0.06%(b)    0.56%
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP High Yield Corporate Bond -- Initial Class        0.56%(k)(b)      0.00%          0.00%       0.05%(f)(b) 0.61%(g)
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP ICAP Select Equity -- Initial Class               0.78%(l)(b)      0.00%          0.00%       0.06%(b)    0.84%
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP International Equity -- Initial Class             0.88%(m)(b)      0.00%          0.00%       0.09%(f)(b) 0.97%(g)
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Mid Cap Core -- Initial Class                     0.85%(n)         0.00%          0.00%       0.06%(f)    0.91%(g)
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Mid Cap Growth -- Initial Class                   0.75%(o)         0.00%          0.00%       0.05%(f)    0.80%(g)
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Mid Cap Value -- Initial Class                    0.70%(p)         0.00%          0.00%       0.06%(f)    0.76%(g)
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP S&P 500 Index -- Initial Class                    0.29%(q)(b)      0.00%          0.00%       0.04%(b)    0.33%
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Small Cap Growth -- Initial Class                 0.90%(r)         0.00%          0.00%       0.06%       0.96%
-----------------------------------------------------------------------------------------------------------------------------

MainStay VP Value -- Initial Class*                           0.36%(i)         0.20%          0.00%       0.05%(f)    0.61%(g)
-----------------------------------------------------------------------------------------------------------------------------

AIM V.I. Global Real Estate Fund -- Series I Shares           0.75%(i)         0.00%          0.00%       0.38%       1.13%(s)
-----------------------------------------------------------------------------------------------------------------------------

AIM V.I. International Growth Fund -- Series I Shares         0.71%(i)         0.00%          0.00%       0.37%(t)    1.08%(u)
-----------------------------------------------------------------------------------------------------------------------------

Alger American SmallCap and MidCap Growth -- Class O Shares   0.81%            0.00%          0.00%       0.23%(v)    1.04%(w)
-----------------------------------------------------------------------------------------------------------------------------

Alliance Bernstein VPS International Value Portfolio          0.75%(i)         0.00%          0.00%       0.06%       0.81%
-----------------------------------------------------------------------------------------------------------------------------

Alliance Bernstein VPS Small/Mid Cap Value Portfolio          0.75%(i)         0.00%          0.00%       0.08%       0.83%
-----------------------------------------------------------------------------------------------------------------------------

American Century VP Value -- Class II                         0.83%(x)         0.00%          0.25%       0.01%(y)    1.09%
-----------------------------------------------------------------------------------------------------------------------------

American Funds Asset Allocation Fund -- Class 2 Shares **     0.31%(i)         0.00%          0.25%       0.01%       0.57%(z)
-----------------------------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization Fund -- Class 2
Shares **                                                     0.70%(i)         0.00%          0.25%       0.03%       0.98%(z)
-----------------------------------------------------------------------------------------------------------------------------

American Funds Growth Fund -- Class 2 Shares **               0.32%(i)         0.00%          0.25%       0.01%       0.58%(z)
-----------------------------------------------------------------------------------------------------------------------------

American Funds Growth-Income Fund -- Class 2 Shares **        0.26%(i)         0.00%          0.25%       0.01%       0.52%(z)
-----------------------------------------------------------------------------------------------------------------------------

American Funds International Fund -- Class 2 Shares **        0.49%(i)         0.00%          0.25%       0.03%       0.77%(z)
-----------------------------------------------------------------------------------------------------------------------------

Davis Value Portfolio                                         0.75%            0.00%          0.00%       0.06%       0.81%
-----------------------------------------------------------------------------------------------------------------------------

Delaware VIP International Value Equity Series -- Standard
Class                                                         0.85%(i)         0.00%          0.00%       0.14%(aa)   0.99%(bb)
-----------------------------------------------------------------------------------------------------------------------------

Dreyfus IP Technology Growth -- Initial Class                 0.75%(cc)        0.00%          0.00%       0.10%(dd)   0.85%
-----------------------------------------------------------------------------------------------------------------------------

DWS Dreman Small Mid Cap Value VIP -- Class A Shares          0.64%(i)         0.00%          0.00%       0.14%(ii)   0.78%
-----------------------------------------------------------------------------------------------------------------------------

DWS Global Opportunities VIP -- Class A Shares                0.89%(i)         0.00%          0.00%       0.21%(ee)   1.10%(ff)
-----------------------------------------------------------------------------------------------------------------------------

DWS Small Cap Index VIP -- Class A Shares                     0.25%(i)         0.10%          0.00%       0.15%(ee)   0.50%(gg)

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   TOTAL FUND
                                                               ADVISORY    ADMINISTRATION     12B-1       OTHER      ANNUAL
                            FUND                                 FEES           FEES          FEES      EXPENSES     EXPENSE
-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) -- Initial Class
0.56%(i)                                                      0.00%            0.00%          0.09%       0.65%(hh)

-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity Income -- Initial Class                0.46%(i)         0.00%          0.00%       0.09%       0.55%(hh)

-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth -- Initial Class                       0.56%(i)         0.00%          0.00%       0.09%       0.65%(hh)

-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Index 500 -- Initial Class                    0.10%(i)         0.00%          0.00%       0.00%       0.10%(jj)

-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond -- Initial Class        0.32%(i)         0.00%          0.00%       0.11%       0.43%

-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap -- Initial Class                      0.56%(i)         0.00%          0.00%       0.11%       0.67%(hh)

-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas -- Initial Class                     0.71%(i)         0.00%          0.00%       0.14%       0.85%(hh)

-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Value Leaders -- Initial Class                0.56%(i)         0.00%          0.00%       0.24%       0.80%

-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Value Strategies -- Service Class II          0.56%(i)         0.00%          0.25%       0.14%       0.95%

-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced -- Institutional Shares           0.55%(kk)        0.00%          0.00%       0.02%       0.57%

-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty -- Institutional Shares              0.64%(kk)        0.00%          0.00%       0.06%(ll)   0.70%

-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth -- Institutional Shares     0.64%(kk)        0.00%          0.00%       0.04%       0.68%

-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth -- Institutional
Shares(mm)                                                    0.65%(kk)        0.00%          0.00%       0.02%       0.67%

-----------------------------------------------------------------------------------------------------------------------------
Lazard Retirement International Equity Portfolio              0.75%            0.00%          0.25%       0.18%       1.18%

-----------------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                           0.74%(i)         0.04%          0.00%       0.34%       1.12%

-----------------------------------------------------------------------------------------------------------------------------
LVIP Baron Growth Opportunities Fund -- Service Class         1.00%            0.00%          0.25%       0.08%       1.33%(nn)

-----------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -- Initial Class                      0.75%(i)         0.00%          0.00%       0.10%       0.85%(oo)

-----------------------------------------------------------------------------------------------------------------------------
MFS(R) Value Series -- Initial Class                          0.75%(i)         0.00%          0.00%       0.11%       0.86%(oo)

-----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Emerging Markets Debt -- Class I           0.75%(i)         0.00%          0.00%       0.31%       1.06%

-----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Emerging Markets Equity -- Class I         1.21%(i)         0.00%          0.00%       0.37%       1.58%

-----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF U.S. Mid-Cap Value -- Class I              0.72%(i)         0.00%          0.00%       0.29%       1.01%

-----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF U.S. Real Estate -- Class I                0.74%(i)         0.00%          0.00%       0.30%(pp)   1.04%(qq)

-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio(R) -- Class I         0.83%(rr)        0.00%          0.00%       0.08%       0.91%(ss)

-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA -- Non-Service
Shares                                                        0.64%            0.00%          0.00%       0.01%(tt)   0.65%

-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA -- Non-Service Shares           0.64%            0.00%          0.00%       0.04%(tt)   0.68%

-----------------------------------------------------------------------------------------------------------------------------
PIMCO Long-Term U.S. Government -- Administrative Class
Shares                                                        0.225%           0.00%          0.15%       0.25%(uu)  0.625%

-----------------------------------------------------------------------------------------------------------------------------
PIMCO Low Duration -- Administrative Class Shares             0.25%            0.00%          0.15%       0.25%(uu)   0.65%

-----------------------------------------------------------------------------------------------------------------------------
PIMCO Real Return -- Administrative Class Shares              0.25%            0.00%          0.15%       0.25%(uu)   0.65%

-----------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return -- Administrative Class Shares             0.25%            0.00%          0.15%       0.43%(uu)   0.83%

-----------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio -- Investment Class                 1.25%            0.00%          0.00%       0.06%       1.31%

-----------------------------------------------------------------------------------------------------------------------------
Royce Small-Cap Portfolio -- Investment Class                 1.00%            0.00%          0.00%       0.08%       1.08%

-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth Portfolio                      0.85%(vv)        0.00%          0.00%       0.00%       0.85%

-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio -- I                    0.85%(vv)        0.00%          0.00%       0.00%       0.85%

-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Index 500 Portfolio                             0.40%(vv)        0.00%          0.00%       0.00%       0.40%

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   TOTAL FUND
                                                               ADVISORY    ADMINISTRATION     12B-1       OTHER      ANNUAL
                            FUND                                 FEES           FEES          FEES      EXPENSES     EXPENSE
-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio
1.05%(vv)                                                     0.00%            0.00%          0.00%       1.05%

-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Limited-Term Bond                               0.70%(vv)        0.00%          0.00%       0.00%       0.70%

-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price New America Growth Portfolio                    0.85%(vv)        0.00%          0.00%       0.00%       0.85%
-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Personal Strategy Balanced Portfolio            0.90%(vv)        0.00%          0.00%       0.00%(ww)   0.90%(xx)
-----------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Absolute Return Fund -- Initial Class       2.50%            0.00%          0.00%       2.82%       5.32%(yy)
-----------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Bond Fund -- Initial Class                  1.00%            0.00%          0.00%       0.32%       1.32%(zz)
-----------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets -- Initial Class                1.00%            0.00%          0.00%       0.01%       1.01%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------




# Shown as a percentage of average net assets for the fiscal year ended December 31, 2007, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2007 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



* The MainStay VP Value Portfolio will merge with and into the MainStay VP ICAP Select Equity Portfolio on May 16, 2008.



** NYLIAC will be paying American Funds a marketing fee, which will not be deducted from your policy.



(a) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(b)    Expenses have been restated to reflect current fees.



(c) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.



(d) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.



(e) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.



(f) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(g) The Total Fund Annual Expenses may differ from the amounts shown in the Financial Highlights section of the fund's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.



(h) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.



(i)    The fees designated as "Advisory Fees" reflect "Management Fees."



(j) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(k) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.



(l) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million up to $1 billion; and 0.74% on assets over $1 billion. Effective May 1, 2008, NYLIM has agreed contractually to waive a portion of its management fee so that the management fee is 0.75% on assets up to $250 million; 0.70% on assets from $250 million up to $1 billion and 0.69% on assets over $1 billion. This waiver will be in effect through May 1, 2009, and may be modified only with Board approval. With this waiver, the Total Fund Annual Expenses were 0.79% for Initial Class Shares. There is no guarantee that this contractual waiver will continue beyond that date.



(m) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.

(n) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.



(o) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; and 0.70% on assets over $500 million.



(p) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.70% on assets up to $500 million; and 0.65% on assets over $500 million.



(q) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion. Effective May 1, 2008, NYLIM has voluntarily agreed to waive a portion of its management fee so that the Management Fee is 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets over $3 billion. With this waiver, the Total Fund Annual Expenses were 0.28% for Initial Class Shares.



(r) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.90% on assets up to $1 billion; and 0.85% on assets over $1 billion.



(s) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to such date, the Fund's advisor had contractually agreed to waive advisory fees to the same reduced advisory fee schedule. For AIM V.I Global Real Estate Fund, the maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion). Management Fees and Fee Waiver have been restated to reflect the new fee schedule. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;
       (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through at least April 30, 2009.



(t) Includes Acquired Fund Fees and Expenses of $0.01. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.



(u) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
       (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through at least April 30, 2009.



(v) "Other Expenses" are based upon estimated amounts assuming net assets of $30 million.



(w) The Manager has contractually agreed to waive its fee and/or reimburse portfolio expenses through December 31, 2008 to the extent necessary to limit the total annual fund operating expenses of the Class O Shares of the portfolio to 1.25% of the portfolio's average daily net assets.



(x) The fees designated as "Advisory Fees" reflect "Management Fees". The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.



(y) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.



(z) The fund's investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the fund's board, but it is expected to continue at this level until further review. The fund's investment adviser and board intend to review the waiver as circumstances warrant. Expense ratios shown above do not reflect any waiver. Information regarding the operating expenses can be found in the Financial Highlights table in the fund's prospectus and annual report.

(aa)   Other expenses adjusted for retirement plan expenses.





(bb) The investment advisor for the Delaware VIP International Value Equity Series is Delaware Management Company ("DMC"). For the period May 1, 2008 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 1.01% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on assets in excess of $2.5 billion.



(cc) The Advisory Fees reflect the amount paid to The Dreyfus Corporation for providing management services.



(dd) Other expenses include expenses of 0.01% for acquired fund fees and expenses.



(ee) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different.



(ff) Through 04/30/09, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.99% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



(gg) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through September 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.47%.



(hh) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Fidelity VIP Contrafund, 0.54% for Fidelity VIP Equity-Income, 0.64% for Fidelity VIP Growth, 0.66% for Fidelity VIP Mid Cap, 0.82% for Fidelity VIP Overseas. These offsets may be discontinued at any time.





(ii) Restated on an annual basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.



(jj) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.



(kk) The fees designated as "Advisory Fees" reflect "Management Fees". The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year.



(ll) "Other Expenses" include Short Sale Dividend Expenses of 0.02% and Acquired Fund Fees and Expenses of 0.01%. Dividends or interest on short sales, which are paid to the lender of borrowed securities, are considered Other Expenses. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest. Including such short sale dividends, Other Expenses total 0.05%. "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to each Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses.



(mm) Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Growth Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in the fund's Prospectus for additional information with further description in the fund's Statement of Additional Information ("SAI").



(nn) The Adviser has contractually agreed to reimburse the funds' Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.



(oo) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.



(pp)   Includes 0.02% "Other Operating or Investment Expenses".



(qq) For the fiscal year ended December 31, 2007, after giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual portfolio operating expenses incurred by investors, including certain investment related expenses, was 1.04% for UIF U.S. Real
       Estate -- Class I. The total annual portfolio operating expenses excluding certain investment related expense was 1.02% for UIF U.S. Real Estate -- Class I.



(rr) The fees designated as "Advisory Fees" reflect "Investment Management and Administration Fees".



(ss) Class I: Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Mid-Cap Growth and Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Mid-Cap Growth and Partners Portfolios. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.



(tt) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2007, the transfer agent fees did not exceed the expense limitation described above. The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. During the fiscal year, these amounts were not material to the above ratios. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.



(uu) "Other Expenses" reflect an administrative fee of 0.25% for Long-Term U.S. Government, Low Duration, and Real Return Portfolios. "Other Expenses" reflect an administrative fee of 0.25% and interest expense for the Total Return Portfolio.



(vv) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."



(ww) Includes Acquired Fund Fees and Expenses. The fund indirectly bears its share of the expenses paid by acquired funds in which it invests; such indirect expenses are not paid from the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.



(xx) Actual expenses paid by the fund were 0.88% due to a credit received from investing in the T. Rowe Price Institutional High Yield Fund; this credit totaled 0.02% in fiscal 2007 but will vary with the amount invested in Institutional High Yield Fund.



(yy) Net effect of expense reimbursement by Adviser to average net assets for the period ended 12/31/07 was 1.19%. Expense waiver excludes 1.63% of dividends on securities sold short.



(zz) Net effect of expense waiver to average net assets for the period ended 12/31/07 was 0.22%.

                                   DEFINITIONS

ACCUMULATION UNIT: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.


ALLOCATION ALTERNATIVES: The 77 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.


ALTERNATIVE CASH SURRENDER VALUE: The Cash Value of the policy plus the value of the Deferred Premium Load Account.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 PM Eastern Time on the closing of regular trading on the New York Stock Exchange, if earlier.

CASH SURRENDER VALUE:  The Cash Value.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.


CASH VALUE ACCUMULATION TEST ("CVAT"):   An Internal Revenue Service ("IRS")
test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.


CUMULATIVE PREMIUM AMOUNT: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

DEFERRED PREMIUM LOAD ACCOUNT: An account representing a portion of the cumulative Sales Expense Charge, State Tax Charge, and Federal Tax Charge collected.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): Guideline Premium Test. An IRS test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.


INSURED:  The person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division Invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date We issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY (CORPEXEC VUL II): The date as of which We deduct the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

MONTHLY DEDUCTION DAY (CORPEXEC VUL III/IV/V): The date as of which We deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives We have insured under our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).


NET PREMIUM: Premium you pay less the sales expense, state premium tax, and federal premium tax charges.


POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date We use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit We will pay to your beneficiary when We receive proof that the Insured died while the policy is in effect.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PORTFOLIOS: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

TARGET PREMIUM: An amount used to determine the Sales Expense Charge that is based on the Face Amount.

WE, US, OR NYLIAC:  New York Life Insurance and Annuity Corporation

                           MANAGEMENT AND ORGANIZATION

                                     INSURER

             New York Life Insurance and Annuity Company ("NYLIAC")
         (a wholly owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

YOUR POLICY

     CorpExec VUL is offered by NYLIAC. Policy assets are invested in the Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since May 24, 1996.

     The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the Deferred Premium Load ("DPL") Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

STATE VARIATIONS Certain provisions of the policies may be different from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. Also see the State Variations section for a summary of state variations to the policy free look provision.

ABOUT THE SEPARATE ACCOUNT

     The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account of NYLIAC.


     The Separate Account currently consists of 92 Investment Divisions and 77 are available under a policy. You may invest in a total of 20 Allocation Alternatives at any one time. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.


                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of our policyowners.

     Specifically We reserve the right to:

       -- add or remove any Investment Division;

       -- create new separate accounts;

       -- combine the Separate Account with one or more other separate accounts;

       -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

       -- deregister the Separate Account under the 1940 Act;

       -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

       -- transfer the assets of the Separate Account to one or more other separate accounts;

       -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

       -- change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

     Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. This rate will never be less than 3% per year.

     Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

CORPEXEC VUL IV ONLY:

     We also offer an enhanced current Fixed Account interest crediting rate for Plans where the aggregate premium allocated to the Fixed Account for policies owned under such a Plan is $5,000,000 or more on the Plan issue date. Policies will also qualify for this enhancement if, on the Plan anniversary in Years 2-15, the aggregate Cash Value in the Fixed Account for the policies is at least $4,500,000.

     The qualification date for each policy under the Plan for the enhanced current Fixed Account interest crediting rate is the Plan anniversary date. Some policy anniversary dates may differ from the Plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these policies on their respective anniversary based upon the qualification of the Plan. All policies will receive the enhanced current Fixed Account interest crediting rate for a full Policy Year.

     Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

Policy Years  2-5          0.35%
Policy Years  6-8          0.65%
Policy Years  9-10         0.60%
Policy Year   11           0.40%
Policy Years  12-13        0.20%
Policy Years  14-15        0.10%

CORPEXEC VUL V ONLY:

     For Plans with assets allocated to the Fixed Account, We offer an enhanced current Fixed Account interest crediting rate.

     The current Fixed Account crediting rate is increased by the following rates:

Policy Years  2-5          0.35%
Policy Years  6-8          0.65%
Policy Years  9-10         0.60%
Policy Year   11           0.40%
Policy Years  12-13        0.20%
Policy Years  14-15        0.10%


HOW TO REACH US FOR POLICY SERVICES

     You may reach Us at our Service Office address listed on the first page of this prospectus.

                          FUNDS AND ELIGIBLE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.


     The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, Inc. all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund, Inc. and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from "Rule 12b-1" fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the Policies, and, in its role as an intermediary of the Funds.


     The amounts We receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.


     The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the fund prospectuses found at the end of the policy's prospectus. The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

------------------------------------------------------------------------------------------------------------------------------
                FUND                           INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.:             New York Life Investment
                                            Management LLC ("NYLIM")
  --MainStay VP Bond--Initial                         NYLIM                 - Seeks highest income over the long term
     Class                                                                    consistent with preservation of principal.
  --MainStay VP Capital                  Subadviser: MacKay Shields, LLC    - Seeks long-term growth of capital. Dividend
     Appreciation--Initial Class                   ("MacKay")                 income, if any, is an incidental consideration.
  --MainStay VP Cash Management                Subadviser: MacKay           - Seeks as high a level of current income as is
                                                                              considered consistent with the preservation of
                                                                              capital and liquidity.
  --MainStay VP Common                                NYLIM                 - Seeks long-term growth of capital, with income
     Stock--Initial Class                                                     as a secondary consideration.
  --MainStay VP Convertible--                  Subadviser: MacKay           - Seeks capital appreciation together with current
     Initial Class                                                            income.
  --MainStay VP Floating                              NYLIM                 - Seeks to provide high current income.
     Rate--Initial Class
  --MainStay VP                                Subadviser: MacKay           - Seeks a high level of current income, consistent
     Government--Initial Class                                                with safety of principal.

------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                FUND                           INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.
 (continued):

  --MainStay VP High Yield                     Subadviser: MacKay           - Seeks maximum current income through investment
     Corporate Bond--Initial Class                                            in a diversified portfolio of high yield, high
                                                                              risk debt securities. Capital appreciation is a
                                                                              secondary objective.
  --MainStay VP ICAP Select             Subadviser: Institutional Capital   - Seeks superior total return.
     Equity--Initial Class                        LLC ("ICAP")
  --MainStay VP International                  Subadviser: MacKay           - Seeks to provide long-term growth of capital
     Equity--Initial Class                                                    commensurate with an acceptable level of risk by
                                                                              investing in a portfolio consisting primarily of
                                                                              non-U.S. equity securities. Current income is a
                                                                              secondary objective.
  --MainStay VP Mid Cap                               NYLIM                 - Seeks long-term growth of capital.
     Core--Initial Class
  --MainStay VP Mid Cap                        Subadviser: MacKay           - Seeks long-term growth of capital.
     Growth--Initial Class
  --MainStay VP Mid Cap                        Subadviser: MacKay           - Seeks to realize maximum long-term total return
     Value--Initial Class                                                     from a combination of capital appreciation and
                                                                              income.
  --MainStay VP Small Cap                      Subadviser: MacKay           - Seeks long-term capital appreciation by
     Growth--Initial Class                                                    investing in securities of small-cap companies.
  --MainStay VP S&P 500                               NYLIM                 - Seeks to provide investment results that
     Index--Initial Class                                                     correspond to the total return performance
                                                                              (reflecting reinvestment of dividends) of common
                                                                              stocks in the aggregate, as represented by the
                                                                              S&P 500(R) Index.
  --MainStay VP Value--Initial                 Subadviser: MacKay           - Seeks to realize maximum long-term total return
     Class(*)                                                                 from a combination of capital growth and income.
------------------------------------------------------------------------------------------------------------------------------


 AIM Variable Insurance Funds
  --AIM V.I. International Growth          Invesco Aim Advisors, Inc.       - The Fund's investment objective is long-term
     Fund--Series I Shares                Subadviser: Advisory entities       growth of capital.
                                           affiliated with Invesco Aim
                                                 Advisors, Inc.
  --AIM V.I. Global Real Estate                Subadviser: Invesco          - The Fund's investment objective is high total
     Fund--Series I Shares                 Institutional (N.A.), Inc.         return through growth of capital and current
                                                 and eight other              income.
                                                advisory entities
                                           affiliated with Invesco Aim
                                                 Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------


 The Alger American Fund                   Fred Alger Management, Inc.
  --Alger American Small Cap and                                            - Seeks long-term capital appreciation.
     Mid Cap Growth-- Class O
     Shares
------------------------------------------------------------------------------------------------------------------------------



----------
(*) The MainStay VP Value portfolio will merge with and into the MainStay VP ICAP Select Equity portfolio on May 16, 2008.

------------------------------------------------------------------------------------------------------------------------------
                FUND                           INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------
 AllianceBernstein(R) Variable Products Series Fund, Inc.
AllianceBernstein L.P.
  --AllianceBernstein VPS                                                   - Seeks long-term growth of capital.
     International Value
     Portfolio--Class A Shares
  --AllianceBernstein VPS                                                   - Seeks long-term growth of capital.
     Small/MidCap Value
     Portfolio--Class A Shares

------------------------------------------------------------------------------------------------------------------------------
 American Century Variable                      American Century
 Portfolios, Inc.                          Investment Management, Inc.
  --American Century VP                                                     - Seeks long-term capital growth with income as a
       Value--Class II                                                        secondary objective. Invests primarily in equity
                                                                              series of well established companies that
                                                                              management believes to be under-valued at the
                                                                              time of purchase.
------------------------------------------------------------------------------------------------------------------------------
 American Funds(R) Insurance             Capital Research and Management
 Series                                         Company ("CRMC")
  --American Funds Asset Allocation                                         - High total return (including income and capital
     Fund--Class 2                                                            gains) consistent with long-term preservation of
                                                                              capital by investing in a diversified portfolio
                                                                              of common stocks and other equity securities,
                                                                              bonds and other intermediate and long-term debt
                                                                              securities, and money market investments (debt
                                                                              securities maturing in one year or less).
  --American Funds Global Small                                             - Long-term growth of capital by investing
     Capitalization Fund--Class 2                                             primarily in stocks of smaller companies located
                                                                              around the world.
  --American Funds Growth                                                   - Long-term growth of capital by investing
     Fund--Class 2                                                            primarily in common stocks of companies that
                                                                              offer superior opportunities for growth of
                                                                              capital.
  --American Funds Growth-Income                                            - Growth of capital and income by investing
     Fund--Class 2                                                            primarily in common stocks of other securities
                                                                              that demonstrate the potential for appreciation
                                                                              and/or dividends.
  --American Funds International                                            - Long-term growth of capital by investing
     Fund--Class 2                                                            primarily in common stocks of companies located
                                                                              outside the United States.

------------------------------------------------------------------------------------------------------------------------------
 Davis Variable Account Fund, Inc.        Davis Selected Advisers, L.P.
  --Davis Value Portfolio                                                   - Seeks long-term growth of capital.

------------------------------------------------------------------------------------------------------------------------------
 Delaware VIP Trust                        Delaware Management Company
  --Delaware VIP International                                              - Seeks long-term growth without undue risk to
     Value Equity Series--Standard                                            principal.
     Class

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                FUND                           INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios
The Dreyfus Corporation
  --Dreyfus IP Technology                                                   - The portfolio seeks capital appreciation. To
     Growth--Initial Shares                                                   pursue this goal, the portfolio normally invests
                                                                              at least 80% of its assets in the stocks of
                                                                              growth companies of any size that Dreyfus
                                                                              believes to be leading producers or
                                                                              beneficiaries of technological innovation.

------------------------------------------------------------------------------------------------------------------------------
 DWS Investments VIT Funds                     Deutsche Investment
                                            Management Americas, Inc.
  --DWS Small Cap Index                    Subadviser: Northern Trust       - The portfolio seeks to replicate, as closely as
 VIP--Class A Shares                            Investments, N.A.             possible, before the deduction of expenses, the
                                                                              performance of the Russell 2000 Index which
                                                                              emphasizes stocks of small U.S. companies.


------------------------------------------------------------------------------------------------------------------------------

 DWS Variable Series I                   Deutsche Investment Management
                                                 Americas, Inc.

  --DWS Global Opportunities                                                - The portfolio seeks above-average capital
     VIP--Class A Shares                                                      appreciation over the long term.


------------------------------------------------------------------------------------------------------------------------------

 DWS Variable Series II                  Deutsche Investment Management
                                                 Americas, Inc.
  --DWS Dreman Small Mid                    Subadviser: Dreman Value        - The portfolio seeks long-term capital
     Cap Value VIP--Class A                     Management L.L.C.             appreciation.
     Shares


------------------------------------------------------------------------------------------------------------------------------

 Fidelity Variable Insurance             Fidelity Management & Research
 Products Fund                                   Company ("FMR")


  --Fidelity(R) VIP Equity-Income               Subadvisers: FMRC           - Seeks reasonable income. The fund will also
     --Initial Class                                  FRAC                    consider the potential for capital appreciation.
                                                    FMR U.K.                  The fund's goal is to achieve a yield which
                                                      FIIA                    exceeds the composite yield on the securities
                                                  FIIA (U.K.) L               comprising the Standard & Poor's(SM) Index (S&P
                                                       FIJ                    500(R)).


------------------------------------------------------------------------------------------------------------------------------

  --Fidelity(R) VIP Growth--Initial             Subadvisers: FMRC           - Seeks to achieve capital appreciation.
     Class                                            FRAC
                                                    FMR U.K.
                                                      FIIA
                                                  FIIA (U.K.) L
                                                       FIJ

  --Fidelity(R) VIP Index 500              Subadvisers: Geode Capital       - Seeks investment results that correspond to the
     --Initial Class                          Management ("Geode")            total return of common stocks publicly traded in
                                                      FMRC                    the United States, as represented by the S&P
                                                                              500(R).

  --Fidelity(R) VIP Investment                Subadvisers: Fidelity         - Seeks as high a level of current income as is
     Grade Bond--Initial Class                  Investments Money             consistent with the preservation of capital.
                                             Management, Inc. (FIMM)
                                                      FRAC
                                                      FIIA
                                                  FIIA (U.K.) L


------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                FUND                           INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------

 Fidelity Variable Insurance
 Products Fund (continued)


  --Fidelity(R) VIP                        Subadvisers: FMR Co., Inc.       - Seeks long-term capital appreciation.
     Contrafund(R)--Initial Class                   ("FMRC"),
                                         Fidelity Research and Analysis
                                                Company ("FRAC"),
                                              Fidelity Management &
                                               Research (U.K.) Inc.
                                                  ("FMR U.K."),
                                        Fidelity International Investment
                                               Advisors ("FIIA"),
                                        Fidelity International Investment
                                             Advisors (U.K.) Limited
                                                ("FIIA (U.K.)L"),
                                           Fidelity Investments Japan
                                                 Limited ("FIJ")

  --Fidelity(R) VIP Mid-Cap
     --Initial Class

Subadvisers: FMRC                          - Seeks long-term growth of
  FRAC                                                 capital.
  FMR U.K.
  FIIA
  FIIA (U.K.) L
  FIJ

  --Fidelity(R) VIP Overseas                    Subadvisers: FMRC           - Seeks long-term growth of capital.
     --Initial Class                                  FRAC
                                                    FMR U.K.
                                                      FIIA
                                                  FIIA (U.K.)L
                                                       FIJ

  --Fidelity(R) VIP Value                       Subadvisers: FMRC           - Seeks capital appreciation.
     Leaders--Initial Class                           FRAC
                                                    FMR U.K.
                                                      FIIA
                                                  FIIA (U.K.)L
                                                       FIJ

  --Fidelity(R) VIP Value                       Subadvisers: FMRC           - Seeks capital appreciation.
     Strategies--Service Class 2                      FRAC
                                                    FMR U.K.
                                                      FIIA
                                                  FIIA (U.K.) L
                                                       FIJ

------------------------------------------------------------------------------------------------------------------------------


 Fidelity(R) Variable Insurance             Strategic Advisers, Inc.
 Products Freedom Funds

  --Fidelity(R) VIP Freedom 2010                                            - Seeks a high total return with a secondary
     --Initial Class                                                          objective of principal preservation as the fund
                                                                              approaches its target date and beyond.

  --Fidelity(R) VIP Freedom 2020                                            - Seeks a high total return with a secondary
     --Initial Class                                                          objective of principal preservation as the fund
                                                                              approaches its target date and beyond.

  --Fidelity(R) VIP Freedom 2030                                            - Seeks a high total return with a secondary
     --Initial Class                                                          objective of principal preservation as the fund
                                                                              approaches its target date and beyond.

------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                FUND                           INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------

 Janus Aspen Series

Janus Capital
  Management, LLC

  --Janus Aspen Series                                                      - Long-term capital growth, consistent with
     Balanced--Institutional Shares                                           preservation of capital and balanced by current
                                                                              income.

  --Janus Aspen Series                                                      - Long-term growth of capital.
     Forty--Institutional Shares

  --Janus Aspen Series Mid Cap                                              - Long-term growth of capital.
     Growth--Institutional Shares

  --Janus Aspen Series Worldwide                                            - Long-term growth of capital in a manner
     Growth--                                                                 consistent with the preservation of capital.
     Institutional Shares


------------------------------------------------------------------------------------------------------------------------------

 Lazard Retirement Series, Inc.                   Lazard Asset
                                                 Management LLC

  --Lazard Retirement                                                       - Long term capital appreciation.
     International Equity Portfolio


------------------------------------------------------------------------------------------------------------------------------

 Lincoln Variable Insurance                Lincoln Investment Advisers
 Products Trust                                    Corporation
                                             Subdaviser: BAMCO, Inc.

  --LVIP--Baron Growth                                                      - Seeks capital appreciation through investments
     Opportunities Fund--                                                     in securities of small and medium sized
     Service Class                                                            companies with undervalued assets or favorable
                                                                              growth prospects.


------------------------------------------------------------------------------------------------------------------------------

 Lord Abbett Series Fund, Inc.               Lord, Abbett & Co. LLC
                                                 ("Lord Abbett")

  --Lord Abbett Mid-Cap Value                                               - Seeks capital appreciation through investments,
     Portfolio                                                                primarily in equity securities, which are
                                                                              believed to be undervalued in the marketplace.


------------------------------------------------------------------------------------------------------------------------------

 MFS(R) Variable Insurance Trust        Massachusetts Financial Services
 (SM)                                                Company
                                                     ("MFS")

  --MFS(R) Utilities                                                        - Seeks total return.
     Series--Initial Class

  --MFS(R) Value Series--Initial                                            - Seeks capital appreciation.
     Class


------------------------------------------------------------------------------------------------------------------------------

 The Universal Institutional Funds,                Van Kampen
 Inc.

  --Morgan Stanley UIF Emerging                                             - Seeks high total return by investing primarily
     Markets Debt--Class I                                                    in fixed income securities of government and
                                                                              government-related issuers and, to a lesser
                                                                              extent, of corporate issuers in emerging market
                                                                              countries.

  --Morgan Stanley UIF Emerging                                             - Seeks long-term capital appreciation by
     Markets Equity--Class I                                                  investing primarily in growth-oriented equity
                                                                              securities of issuers in emerging market
                                                                              countries.


------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                FUND                           INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------

  --Morgan Stanley UIF U.S. Mid Cap Value--Class I

                                           - Seeks above average total
                                              return over a market cycle
                                              of three to five years by
                                              investing in common stocks
                                             and other equity securities.

  --Morgan Stanley UIF U.S. Real                                            - Seeks above average current income and long-term
     Estate--Class I                                                          capital appreciation by investing primarily in
                                                                              equity securities of companies in the U.S. real
                                                                              estate industry, including real estate
                                                                              investment trusts ("REITs").

------------------------------------------------------------------------------------------------------------------------------


  Neuberger Berman Advisers                     Neuberger Berman
  Management Trust                               Management Inc.
                                        Subadviser: Neuberger Berman, LLC    The fund seeks growth of capital. To pursue this
   --Neuberger Berman AMT                                                    goal, the fund invests mainly in common stocks of
      Partners Portfolio(R)--Class                                           mid-to-large capitalization companies.
  I

------------------------------------------------------------------------------------------------------------------------------


 Oppenheimer Variable                       Oppenheimer Funds, Inc.,
 Account Funds

  --Oppenheimer Capital                                                     - Seeks capital appreciation by investing in
     Appreciation Fund/VA--                                                   securities of well-known, established companies.
     Non-Service Shares

  --Oppenheimer Core Bond                                                   - Seeks a high level of current income.
     Fund/VA--Non-Service Shares

------------------------------------------------------------------------------------------------------------------------------


 PIMCO Variable Insurance Trust                Pacific Investment
                                             Management Company LLC
  --PIMCO Long-Term                                 ("PIMCO")               - Seeks maximum total return, consistent with
     U.S. Government Portfolio--                                              preservation of capital and prudent investment
     Administrative Class Shares                                              management.

  --PIMCO Low Duration                                                      - Seeks maximum total return, consistent with
     Portfolio--Administrative                                                preservation of capital and prudent investment
     Class Shares                                                             management.

  --PIMCO Real Return                                                       - Seeks maximum real return, consistent with
     Portfolio--Administrative                                                preservation of real capital and prudent
     Class Shares                                                             investment management.

  --PIMCO Total Return                                                      - Seeks maximum total return, consistent with
     Portfolio--Administrative                                                preservation of capital and prudent investment
     Class Shares                                                             management.

------------------------------------------------------------------------------------------------------------------------------

 Royce Capital Fund                          Royce & Associates, LLC

  --Royce Micro-Cap                                                         - Seeks long term growth of capital.
     Portfolio--Investment Class

  --Royce Small-Cap                                                         - Seeks long-term growth of capital. Any
     Portfolio--Investment Class                                              production of income is incidental to the fund's
                                                                              investment goal.

------------------------------------------------------------------------------------------------------------------------------


 T. Rowe Price Equity                    T. Rowe Price Associates, Inc.
 Series, Inc.                                   ("T. Rowe Price")

  --T. Rowe Price Blue Chip Growth                                          - Seeks to provide long-term capital growth.
     Portfolio                                                                Income is a secondary objective.


------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                FUND                           INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------

 T. Rowe Price Equity
 Series, Inc. (continued):


  --T. Rowe Price Equity Income Portfolio--I

                                         - Seeks to provide substantial
                                             dividend income as well as
                                             long-term growth of capital
                                             through investments in the
                                            common stocks of established
                                                     companies.

  --T. Rowe Price Equity Index 500                                          - Seeks to match the performance of the Standard &
     Portfolio                                                                Poor's 500 Stock Index(R).

  --T. Rowe Price New America                                               - Seeks to provide long-term capital growth by
     Growth Portfolio                                                         investing primarily in the common stocks of
                                                                              growth companies.

  --T. Rowe Price Personal Strategy                                         - Seeks the highest total return over time
     Balanced Portfolio                                                       consistent with an emphasis on both capital
                                                                              appreciation and income.
------------------------------------------------------------------------------------------------------------------------------


 T. Rowe Price International            T. Rowe Price International, Inc.
 Series, Inc.

  --T. Rowe Price International                                             - Seeks long-term growth of capital through
     Stock Portfolio                                                          investments primarily in the common stocks of
                                                                              established, non-U.S. companies.
------------------------------------------------------------------------------------------------------------------------------


 T. Rowe Price Fixed Income Series,               T. Rowe Price
 Inc.

  --T. Rowe Price Limited-Term                                              - Seeks a high level of income consistent with
     Bond Portfolio                                                           moderate fluctuations in principal value.

------------------------------------------------------------------------------------------------------------------------------



 Van Eck Worldwide                       Van Eck Associates Corporation
 Insurance Trust:

  --Van Eck Worldwide                   Subadvisers: Analytic Investors,    - Seeks absolute (positive) returns in various
     Absolute Return Fund--               Inc., Lazard Asset Management       market cycles.
     Initial Class Shares                             LLC,
                                          Martingale Asset Management,
                                              L.P., PanAgora Asset
                                                Management, Inc.

  --Van Eck Worldwide Bond               Van Eck Associates Corporation     - Seeks high total return--income plus capital
     Fund--Initial Class Shares                                               appreciation--by investing globally, primarily
                                                                              in a variety of debt securities.

  --Van Eck Worldwide Hard Assets                                           - Seeks long term capital appreciation by
     Fund--Initial Class Shares                                               investing globally, primarily in hard asset
                                                                              securities.

------------------------------------------------------------------------------------------------------------------------------





     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, We encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazine provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

     The Investment Divisions invest in the Corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives.

INVESTMENT RETURN

     The investment return of a policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the Investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     For CorpExec VUL III, IV and V: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, and any dividend or capital gains distributions declared by the Funds. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     Funds may lose value; are not bank guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

     From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, and rider charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING


     We will vote the shares that the Investment Divisions of the Separate Account hold in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in our own right, We may decide to do so.


     While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.


     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.


     We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive voting instructions in a timely manner. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase the CorpExec VUL. The following is a summary explanation of these charges.

                        DEDUCTIONS FROM PREMIUM PAYMENTS


     When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

     We reserve the right to increase this charge in the future, but it will never exceed the maximums stated. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the Sales Expense Charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

  CorpExec VUL II:

     Current--The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, We currently deduct a Sales Expense Charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently deduct a Sales Expense Charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, We currently expect to deduct a Sales Expense Charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a Sales Expense Charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, We currently expect to deduct a Sales Expense Charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a Sales Expense Charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, We currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a Sales Expense Charge of 0.25% from any additional premiums paid in that Policy Year.

  CorpExec VUL III and IV:

     Current--The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, We currently deduct a Sales Expense Charge of 10.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a Sales Expense Charge of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (3) During Policy Years six and seven, We currently expect to deduct a Sales Expense Charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (4) Beginning in the eighth Policy Year, We currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year.

  CorpExec VUL V:

     Current--The Sales Expense Charge is deducted as follows: (1) During the First Policy Year, We currently deduct a Sales Expense Charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for the First Policy Year has been reached,

We currently deduct a Sales Expense Charge of 1.00% from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a Sales Expense Charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in Policy Years two through five. (3) During Policy Years six and seven, We currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in such Policy Year. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

  CorpExec VUL II, III, IV and V:

     Guaranteed maximum--We may change the Sales Expense Charge at any time. During the first Policy Year, We guarantee that any Sales Expense Charge We deduct will never exceed 14% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a Sales Expense Charge for more than 3% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any Sales Expense Charge We deduct will never exceed 10% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a Sales Expense Charge of more than 3% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, We guarantee that any Sales Expense Charge We deduct will never exceed 5% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a Sales Expense Charge of more than 3% from any additional premiums paid in that Policy Year.

     The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.


STATE PREMIUM TAX CHARGE



     Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from zero to 3.50% (and sometimes higher in certain jurisdictions).



     We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a "State Premium Tax Charge Back", and the rate may not be changed for the life of the policy. The amount We deduct for the state premium tax charge may not reflect the actual tax charge in your state. Two percent (2%) represents the approximate average of taxes assessed by the jurisdictions.


  CorpExec VUL II:

     We currently deduct 2.00% of each premium payment you make, or $20 per $1,000 of premium.

  CorpExec VUL III and IV:

     We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium.

  CorpExec VUL V:

     We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium.

     Beginning in the eighth Policy Year, we currently expect to deduct 1.50% of each premium payment you make up to the Target Premium and 1.50% on the amount paid over the Target Premium, as a state tax charge.


FEDERAL PREMIUM TAX CHARGE


     NYLIAC's federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law.

  CorpExec VUL II, III and IV:

     We deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium.

  CorpExec VUL V:

     (1) During Policy Years one through seven, We currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium. (2) Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make, or $10.00 per $1,000 of premium.

           DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, We deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner). The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in each Investment Division and the Fixed Account in proportion to the policy's Cash Value in each.

MONTHLY CONTRACT CHARGE

     The monthly contract charge compensates Us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

  CorpExec VUL II:

     The monthly charge is currently equal to $5.00 ($60.00 annually).

     If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

  CorpExec VUL III, IV and V:

     The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 annually).

     If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                 a times (b - c)

     Where: a = the applicable cost of insurance rate per $1,000 of insurance b = the number of thousands of death benefit as of the Monthly
                 Deduction Day divided by 1.0032737, and for
             CorpExec VUL II:
             c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).
             CorpExec VUL III, IV and V:
             c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

     The cost of insurance charge will never be less than zero.

     For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

     Each month, We include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

     When you take a loan against your policy, the loaned amount that We hold in the Fixed Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently credit on loaned amounts is 0.25% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See "Loans" for more information.)

MORTALITY AND EXPENSE RISK CHARGE

CorpExec VUL II:

     Current--We currently deduct a daily Mortality and Expense Risk charge from the NAV of each Investment Division that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the net asset value of each Investment Division's assets.

CorpExec VUL III and IV:

     Current--We currently deduct on each monthly deduction day from the policy cash surrender value a monthly Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 to 25, or $4.50 per $1,000; and 0.25% in Policy Years 26 and following, or $2.50 per $1,000, of the separate account value of each Investment Division's assets.

CorpExec VUL V:


     Current--We currently expect to deduct on each monthly deduction day from the policy cash surrender value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.50% in Policy Years one through ten, or $5.00 per $1,000, and 0.25% in Policy Years 11 and following, or $2.50 per $1,000, of the separate account value of each investment Division's assets.


CorpExec VUL II, III, IV and V:

     Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division's assets.

     The mortality risk We assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering policies may be more than what We estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future, to reflect possible changes in the law.

                                  FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Fund Annual Expenses" for more information.)

                               TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE--When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

TRANSFER CHARGE--We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

                              HOW THE POLICY WORKS

CorpExec VUL II:


     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.88% for all years:


Premium Paid ..................................................   $7,500.00
less:     Below Target Premium Sales Expense Charge............    1,031.25
          Above Target Premium Sales Expense Charge............        0.00
          State Premium Tax Charge (2%)........................      150.00
          Federal Premium Tax Charge (1.25%)...................       93.75
                                                                  ---------
equals:   Net Premium..........................................   $6,225.00
less:     Monthly contract charge
          (5.00 per month).....................................       60.00
less:     Charges for cost of insurance
          (varies monthly).....................................      409.74
plus:     Net investment performance
          (varies daily).......................................      291.45
                                                                  ---------
equals:   Cash Value...........................................   $6,046.71
plus:     Deferred Premium Load Account........................    1,275.00
                                                                  ---------
equals:   Alternative Cash Surrender Value
          (as of end of first Policy Year).....................   $7,321.71



     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL III:


     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual investment return of 5.14% for all years:


Premium Paid ..................................................   $7,500.00
less:     Below Target Premium Sales Expense Charge............      806.25
          Above Target Premium Sales Expense Charge............        0.00
          State Premium Tax Charge (2%)........................      150.00
          Federal Premium Tax Charge (1.25%)...................       93.75
                                                                  ---------
equals:   Net Premium..........................................   $6,450.00
less:     Mortality and Expense Risk charge
          (varies monthly).....................................       16.26
less:     Monthly contract charge
          (5.00 per month in Policy Years 2 and following).....        0.00
less:     Charges for cost of insurance
          (varies monthly).....................................      192.48
plus:     Net investment performance
          (varies daily).......................................      325.77
                                                                  ---------
equals:   Cash Value...........................................   $6,567.03
plus:     Deferred Premium Load Account........................    1,050.00
                                                                  ---------
equals:   Alternative Cash Surrender Value
          (as of end of first Policy Year).....................   $7,617.03



     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL IV:

     This example is based on the charges applicable to a policy during the First Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $19,743.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual investment return of 5.14% for all years:


Premium Paid ..................................................   $7,500.00
less:     Below Target Premium Sales Expense Charge............      806.25
          Above Target Premium Sales Expense Charge............         0.0
          State Premium Tax Charge (2%)........................      150.00
          Federal Premium Tax Charge (1.25%)...................       93.75
                                                                  ---------
equals:   Net Premium..........................................   $6,450.00
less:     Mortality and Expense Risk charge
          (varies monthly).....................................       16.26
less:     Monthly contract charge
          (5.00 per month in Policy Years 2 and following).....        0.00
less:     Charges for cost of insurance
          (varies monthly).....................................      192.46
plus:     Net investment performance
          (varies daily).......................................      325.77
                                                                  ---------
equals:   Cash Value...........................................   $6,567.05
plus:     Deferred Premium Load Account........................    1,155.00
                                                                  ---------
equals:   Alternative Cash Surrender Value
          (as of end of First Policy Year).....................   $7,722.05



     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL V:


     This example is based on the charges applicable to a policy during the First Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $19,743.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual investment return of 5.14% for all years:


Premium Paid ..................................................   $7,500.00
less:     Below Target Premium Sales Expense Charge............    1,050.00
          Above Target Premium Sales Expense Charge............        0.00
          State Premium Tax Charge (2%)........................      150.00
          Federal Premium Tax Charge (1.25%)...................       93.75
                                                                  ---------
equals:   Net Premium..........................................   $6,206.25
less:     Mortality and Expense Risk charge
          (varies monthly).....................................       31.23
less:     Charges for Cost of Insurance
          (varies monthly).....................................      192.46
          Monthly contract charge
          (5.00 per month in Policy Years 2 and following).....        0.00
                                                                  ---------
plus:     Net investment performance
          (varies daily).......................................      312.81
                                                                  ---------
equals:   Cash Value...........................................   $6,295.37
plus:     Deferred Premium Load Account........................    1,423.13
                                                                  ---------
equals:   Alternative Cash Surrender Value
          (as of end of First Policy Year).....................   $7,718.50



     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

                            DESCRIPTION OF THE POLICY

                                   THE PARTIES

     There are three important parties to the policy: the POLICYOWNER (or contractowner), the INSURED and the BENEFICIARY (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

       -- increase/decrease the Face Amount

       -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

       -- delete riders

       -- change beneficiary

       -- change underlying investment options

       -- take a loan against or take a partial withdrawal from the value of the policy

     The current policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent to the Service Office at the address noted on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

PRIMARY INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.


     Who is named as Owner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.


                                   THE POLICY


     The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy's Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a premium allocation options including 77 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.


     We will pay the designated beneficiary the Policy Proceeds, less any Policy Debt and unpaid charges, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions and Policy Debt.

HOW THE POLICY IS AVAILABLE


     The policy is available only as a Non-Qualified Policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give Us satisfactory evidence of insurability.

     We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

CASH VALUE

     After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy's Cash Value, including, but not limited to:

       -- the amount and frequency of the premium payments;

       -- the investment experience of the Investment Divisions you choose;

       -- the interest credited on the amount in the Fixed Account;

       -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

       -- the amount of charges We deduct.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value.

ALTERNATIVE CASH SURRENDER VALUE

     The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT


     The balance of your premium payment after We deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium among up to any 20 of the 78 Allocation Alternatives.


AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

     We determine Accumulation Unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

CorpExec VUL II:

     The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

                                    (a/b) - c

          Where: a = the sum of:

                  (1) the net asset value of a Portfolio share held in the
                      Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                  (2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

                 c = the Mortality and Expense Risk charge. This charge is
                     deducted on a daily basis. It is currently equal to an annual rate of .25% of the average daily net asset value of each Investment Division's assets.

CorpExec VUL III, IV and V:

     The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

                                      (a/b)

          Where: a = the sum of:

                  (1) the net asset value of a Portfolio share held in the
                      Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                  (2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

          (1) the sum of the Net Premium Payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges We have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount as part of the transfer.

     The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

       -- Maximum Transfer.--The maximum amount you can transfer from the Fixed
          Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous year's transfer amount, or (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured's 65th birthday or a date you indicate in the application), or another date you request and We approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

       -- Minimum Transfer.--The minimum amount that may be transferred is $500, unless We agree otherwise.

       -- Minimum Remaining Value.--The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

     Transfer requests must be made in writing on a form We have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

     This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier and received by the Service Office at the address noted on the first page of this prospectus. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

     WE MAY CHANGE THIS LIMITATION OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR

POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.


     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this prospectus. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.


Risks Associated with Potentially Harmful Transfers

     The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

       -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

       -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

       (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

       (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.


       -- Other insurance companies that invest in the Fund Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.


       -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on Portfolio management, such as:

              a) impeding a Portfolio manager's ability to sustain an investment objective;

              b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

              c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

                       ADDITIONAL BENEFITS THROUGH RIDERS


     The policy can include additional benefits that We approve based on our standards and limits for issuing insurance and classifying risks. An additional "Term Insurance Benefit" is provided by a rider and is subject to the terms of both the policy and the rider. The policyowner may select either the Supplementary Term Rider ("STR") or the Level Term Rider ("LTR"), but not both riders. Also, the STR is not available to policyholders who elect the Guideline Premium Test (see "Premium Payments" for more information). If desired, the riders must be elected at policy application. Unlike the STR (which adjusts to maintain a targeted death benefit in combination with the base policy) the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

SUPPLEMENTARY TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Insurance Benefit when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

     As described under the "Selection of Life Insurance Benefit Table", the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

     On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

       -- Option 1--The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

       -- Option 2--The Term Insurance Benefit will equal the Target Face Amount plus Alternative Cash Surrender Value minus the death benefit amount.

       -- Option 3--The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

     However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy's Life Insurance Benefit subsequently decreases as described in Section
1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

     Within certain limits, the policyowner may:

       -- Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

       -- Convert this rider to increase the Face Amount of the policyowner's base policy. The Target Face Amount of the policyowner's policy after this conversion will be the same as the Target Face Amount of your policy before the conversion.

     The policyowner may request changes to the policy under this rider if:

     (a) the Target Face Amount is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) the Term Insurance Benefit does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

     Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

LEVEL TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Face Amount of this rider is the amount specified in the application and is shown on the Policy Data Page.

     Within certain limits, the policyowner may:

       -- Increase or decrease the Face Amount of the rider; and/or

       -- Convert this rider to increase the Face Amount of policyowner's base policy.

     If this rider is in effect, the policyowner may request changes to the policy if:

     (a) The total of the Face Amount of this rider and the Face Amount of the policy is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) The Face Amount of the rider does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Face Amount of the rider or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

-- TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

     Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See "DEDUCTIONS FROM PREMIUM PAYMENTS--Current Sales Expense Charge" for a discussion of how sales expense charges are calculated.

     Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

     Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under the term rider. In general, these rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six Policy Years. Beginning in year seven, the cost of insurance rates under the term rider may be higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy's actual investment performance.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

     You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your agent to review your various options.

                    OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING


     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to Us to the Service Office address noted on the first page of this prospectus. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.


     If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

       -- the dollar amount you want to have transferred (minimum transfer
          $100);

       -- the Investment Division you want to transfer money from;

       -- the Investment Division(s) and/or Fixed Account you want to transfer money to;

       -- the date on which you want the transfers to be made, within limits;
          and

       -- how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request at the Service Office address listed on the first page of this prospectus (or any other address We indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.


     To cancel the Dollar Cost Averaging option, We must receive a written request, in a form acceptable to Us, and sent to the Service Office address listed on the first page of this prospectus. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.


AUTOMATIC ASSET REALLOCATION


     If you choose the Automatic Asset Reallocation feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation form in a form acceptable to Us to the Service Office address listed on the first page of this prospectus. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.


     You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count Automatic Asset Reallocation transfers against any limitations We may impose on the number of free transfers.


     To cancel the Automatic Asset Reallocation feature, We must receive a written request, in a form acceptable to Us, and sent to the Service Office address listed on the first page of this prospectus. You cannot elect Automatic Asset Reallocation if you have chosen Dollar

Cost Averaging. However, you have the option of alternating between these two policy features.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE


     At any time within 24 months of the Issue Date, the policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured which We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange to Us at our Service Office address listed on the first page of this prospectus. Upon an exchange of a policy, all riders and benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.


     In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends Us the policy along with a signed request; or (b) the Business Day We receive the policy at our Service Office, or such other location that We indicate to the policyowner in writing and the necessary payment for the exchange, if any.

                                PREMIUM PAYMENTS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method We make available. Premium payments must be sent to our Premium Remittance Center at the address noted on the first page of this prospectus. The policyowner selects a premium payment schedule in the application and this amount, along with the amount of the first premium, is set forth on the Policy Data Page and designated as the planned premium. The policyowner may elect not to make a planned premium at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

     There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums, however, does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy's Cash Surrender Value, less any Policy Debt. You can call the telephone number listed on the first page of this prospectus to determine if We have received your premium payment.

     No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the IRC.

     Subsequent premium payments must also be sent to the Premium Remittance Center address listed on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium payment will be credited to your policy on the Business Day that it is received at our Premium Remittance Center, assuming it is received prior to 4:00 p.m. Eastern time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to NYLIAC's Service Office at the address noted on the first page of the prospectus (or any other address We indicate to you in writing) or the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

     We will allocate premium payments you make with your application or during the free look period to our General Account until the end of the free look period. After the end of the free look period, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected. If you cancel your policy, however, We will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either NYLIAC's Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

PREMIUM PAYMENTS


     When We receive a premium payment, We deduct the sales expense, state premium tax, and federal premium tax charges that apply. The balance of the premium is called the "Net Premium." We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of premium payments is subject to suitability standards.


     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See "Life Insurance Benefit Options" for more information. You may call the telephone number listed on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

     The Net Premium payments (planned or unplanned) you make during the free look period are applied to our General Account. After the free look period, or the date We receive your policy delivery receipt, whichever is later, We allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given Us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office address listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages must be in whole numbers and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We will reverse the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time We agree to reinstate it.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The policyowner can apply in writing to increase the Face Amount of the policy under certain circumstances. To increase the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.

     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000.

     The policyowner may also request decreases in coverage. A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the policyowner's signed request for the decrease in a form acceptable to Us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

           1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.


     We will pay interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. See "Policy Payment Information--Life Insurance Benefit Options" for more information.


     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option. We subtract any Policy Debt, and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See "Federal Income Tax Considerations."

BENEFICIARIES OR PAYEES

     You have certain options regarding the policy's beneficiary:

       -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the Insured dies.

       -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.


       -- To change a revocable beneficiary while the Insured is living, you must send a written request in a form acceptable to Us to our Service Office at the address listed on the first page of this prospectus (or any other address We indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments We made or actions We have already taken.


       -- If no beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

       -- If the policy is still in effect, We will pay any Cash Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements at our Service Office at the address listed in the first page of this prospectus (or any other address We indicate to you in writing).

       -- We may delay payment of any loan proceeds attributable to the Separate
          Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC")' or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits Us to delay payment in order to protect our policyowners.

       -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

       -- We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

       -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

       -- If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if We delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

PAYMENT OPTIONS

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, We may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at our Service Office, at the address listed on the first page of this prospectus, We will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with Us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
       Under this option, We will pay interest on all or part of the Policy Proceeds you choose to keep with Us. You elect the frequency of the interest payments We make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
       Under this option, We make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.


     If you make a written request to the Service Office, in a form acceptable to Us, at the address listed on the first page of this prospectus, We will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, We increase or decrease the payee's age at that time, as follows:


1999-2005        2006-2015        2016-2025        2026-2035        2036 AND LATER
---------        ---------        ---------        ---------        --------------
    +1               0                -1               -2                 -3


     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request to the Service Office in a form acceptable to us at the address listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See "Policy Payment Information--Payees" for more information.)

     After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing to the Service Office and We agree.

     If We agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, We may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in our General Account.

LIFE INSURANCE BENEFIT OPTIONS


     The Life Insurance benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, We will pay the Beneficiary the death benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under "Policy Payment Information--Payment Options."


     The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. The policyowner may choose one of three Life Insurance Benefit Options:

     (1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     (2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

         The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose.

     (3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.


     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for cost of insurance. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 100. (See "Federal Income Tax Considerations--Status of Policy After Insured is Age 100" for more information.)



     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.


SELECTION OF LIFE INSURANCE BENEFIT TABLE

     Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy's Alternate Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. The policyowner may choose either the "Corridor" table or the "CVAT" table, before the policy is issued. The death benefit will vary depending on which table is selected. If the policyowner does not choose a table, the Corridor table will be used. Once the policy is issued, the policyowner may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

     Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test ("GPT") and a cash value corridor test or (2) a Cash Value Accumulation Test ("CVAT"). The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the Guideline Premium Test of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

     Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                  POLICY A   POLICY B
                                                  --------   --------
(1) Face Amount.................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of
    Death.......................................  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor
    Table.......................................      215%       215%
(4) Alternative Cash Surrender Value multiplied
    by Percentage from Corridor Table...........  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)......  $107,500   $100,000


     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                  POLICY A   POLICY B
                                                  --------   --------
(1) Face Amount.................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of
    Death.......................................  $ 50,000   $ 30,000
(3) Percentage on Date of Death from CVAT
    Table.......................................      288%       288%
(4) Alternative Cash Surrender Value multiplied
    by Percentage from CVAT Table...............  $144,000   $ 86,400
(5) Death Benefit = Greater of (1) and (4)......  $144,000   $100,000


CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first Policy Anniversary, the policyowner can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the policyowner's signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if the policyowner changes from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If the policyowner changes from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

     In order to change your Life Insurance Benefit Option, you must submit a signed written request to our Service Office in a form acceptable to Us at the address listed on the first page of this prospectus (or any other address We indicate to you in writing).

                          ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

     A successor policyowner can be named in the application, or in a signed written request, in a form acceptable to Us, that gives Us the facts We need, sent to our Service

Office at the address listed on the first page of this prospectus. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.

     The policyowner can also change the policyowner by sending a signed written request, in a form acceptable to Us, that gives Us the facts We need, to our Service Office at the address listed on the first page of this prospectus. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When We record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year We will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, We must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, We must bring legal action to contest that increase within two years from the effective date of the increase.

     However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

SUICIDE


     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.



     If the policyowner increased the Face or Term Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Face or Term Amount, the only amount payable with respect to that increase will be the total Cost of Insurance We deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.


MISSTATEMENT OF AGE OR GENDER

     If the Insured's age or gender is misstated in the policy application, the Cash Value, Alternative Cash Surrender Value and the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT


     While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, We must receive a signed copy of such assignment at our Service Office at the address noted on the first page of this prospectus or any other address We indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)


                       PARTIAL WITHDRAWALS AND SURRENDERS

                               PARTIAL WITHDRAWALS


     The policyowner can make a partial withdrawal of the policy's Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the surrender proceeds. To withdraw funds from the policy, we must receive the policyowner's signed request in a form acceptable to Us at our Service Office address listed on the first page of this prospectus.

     We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

     For policies where Life Insurance Benefit Option 1 is in effect, a partial withdrawal may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

          (a) is zero, and

          (b) is the partial withdrawal less the greater of

             (i) zero, or

             (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured's age at time of withdrawal.

     For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

     For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

          (a) is zero, and

          (b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of

             (i) zero, or

             (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured's age at time of withdrawal.

     Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the policyowner's signed request in a form acceptable to Us at our Service Office.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations".)

                                   SURRENDERS

CASH VALUE

     After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value.

ALTERNATIVE CASH SURRENDER VALUE

     The Alternative Cash Surrender Value ("ACSV") is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     Upon surrender, you will receive the full Cash Surrender Value less any Policy Debt, or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value of ACSV will be calculated as of the date on which We receive your signed request, in a form acceptable to Us, at our Service Office, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at our Service Office.

     You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

  CorpExec VUL II:


     The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative Sales Expense Charge, State Premium Tax Charge and Federal Premium Tax Charge collected during the first Policy Year.


     The Deferred Premium Load Account value on each Monthly Deduction Day on and or after the first Policy Anniversary will be equal to (a) multiplied by
(b), where:


     (a) is the cumulative Sales Expense Charge, State Premium Tax Charge and Federal Premium Tax Charge; and


     (b) is (i) divided by (ii), where:

          (i) is the number of Monthly Deduction Days remaining until the 7th Policy Anniversary; and

          (ii) 72.

     The value of the Deferred Premium Load Account is zero on or after the 7th policy anniversary upon partial withdrawal or loan being taken from this policy or upon lapse of the policy.

  CorpExec VUL III:

     The Deferred Premium Load Account value during the first Policy Year is equal to the Cumulative Sales Expense charge, state tax charge and federal tax charge collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 8th policy anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The deferred premium account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the cumulative sales expense charge, state tax charge, and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

     (c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th policy anniversary.

     The value of the Deferred Premium Load Account is zero on or after the 8th policy anniversary or upon lapse of the policy.

  CorpExec VUL IV:

     We will credit interest on any amount placed in the Deferred Premium Load Account as of the Business Day we receive it. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge, state tax charge, and federal tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the policy anniversary. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.


Policy Anniversary 1..............    11.1%
Policy Anniversary 2..............    12.5%
Policy Anniversary 3..............    14.3%
Policy Anniversary 4..............    16.7%
Policy Anniversary 5..............    20.0%
Policy Anniversary 6..............    25.0%
Policy Anniversary 7..............    33.3%
Policy Anniversary 8..............    50.0%
Policy Anniversary 9..............  100.00%


     The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus
(d), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the amount amortized;


     (c) is a percentage of the cumulative sales expense charge, state premium tax charge and federal premium tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and



Policy Year 2......................  88.9%
Policy Year 3......................  87.5%
Policy Year 4......................  85.7%
Policy Year 5......................  83.3%
Policy Year 6......................  80.0%
Policy Year 7......................  75.0%
Policy Year 8......................  66.7%
Policy Year 9......................  50.0%


     (d) is the interest credited for the prior month.

     The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

     The value of the Deferred Premium Load Account is zero on or after the 9th policy anniversary or upon lapse of the policy.

  CorpExec VUL V:

     We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge, state tax charge, and federal tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the policy anniversary. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.


Policy Year 1......................    9.5%
Policy Year 2......................   10.0%
Policy Year 3......................   10.5%
Policy Year 4......................   12.0%
Policy Year 5......................   17.0%
Policy Year 6......................   20.0%
Policy Year 7......................   23.0%
Policy Year 8......................   24.0%
Policy Year 9......................   25.0%
Policy Year 10.....................  100.0%


     The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus
(d), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the amount amortized;


     (c) is a percentage of the cumulative sales expense charge, state premium tax charge and federal premium tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and



Policy Year 2......................  90.5%
Policy Year 3......................  90.0%
Policy Year 4......................  89.5%
Policy Year 5......................  88.0%
Policy Year 6......................  83.0%
Policy Year 7......................  80.0%
Policy Year 8......................  77.0%
Policy Year 9......................  76.0%
Policy Year 10.....................  75.0%


     (d) is the interest credited for the prior month.

     The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

REQUESTING A SURRENDER


     To surrender the policy, you must send a written request in a form acceptable to Us and the policy to our Service Office at the address noted on the first page of this prospectus (or any other address We indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.


WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day We receive your surrender request. A surrender may result in taxable income to you. See "Federal Income Tax Considerations" for more information.


                                      LOANS

     Using the policy as sole security, the policyowner may make a request to borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of your policy's Cash Value, less any Policy Debt. Your state may have a different limit on loan value. See your policy for more information.


LOAN ACCOUNT


     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) the loan interest to the next Policy Anniversary; plus (3) any Policy Debt; minus (4) the amount in the Loan Account before these transfers. The effective date of the loan is the Business Day We receive your loan request if we receive it before the NYSE's close. Requests received after the NYSE's close are effective the next Business Day.


     The value in the Loan Account will never be less than (a+b) - c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

     The amount held in the Loan Account earns interest at a rate We determine. Such rate will never be less than the annual rate We charge for policy loans and in no event will it be less than 3.00% per annum. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the effective annual rate We charge for loan interest. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     While the guaranteed maximum annual loan interest rate is 6.00%, currently the effective annual loan interest rate We charge is 4.00%, payable in arrears. This current rate is determined by us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.


     If a loan is outstanding when the death benefit or surrender proceeds become payable, We will deduct the amount of any Policy Debt, from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which We mail that notice to the policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. (See, "Termination and Reinstatement--Reinstatement Option.")

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)


                          TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

     If the Insured dies during the late period, We will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

     A policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in a form acceptable to Us to the Service Office address listed on the first page of this prospectus within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

     The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to Us at our Service Office.

                        FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY


     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under ''IRC Section 101(j)--Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies," We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.



IRC SECTION 101(J)--IMPACT ON EMPLOYER-OWNED POLICIES



     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:


       (1) the insured was an individual who was an employee within 12 months of his death;


       (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $105,000 (for 2008), directors and anyone else in the top 35 percent of employees based on compensation;


       (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

       (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.


     Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.


MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a modified endowment contract if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the seven-pay premium. Generally, the seven-pay premium is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the seven-pay premium was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.


     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.


CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies may not be used with qualified plans.

WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.


     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.


     Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-4, 5.25% for Policy Years 5-7, 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for policy years 5-10.


     The total commissions paid during the fiscal years ended December 31, 2007, 2006, and 2005 were $19,549,245, $18,224,429, and $17,414,731, respectively.
NYLIFE Distributors did not retain any of these commissions.


     Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy's cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.


     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.




     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.


     Please refer to the Statement of Additional Information ("SAI") for additional information on distribution and compensation arrangements. The SAI is posted on our website, www.newyorklife.com. For a paper copy of the SAI, call
(888) 695-4748 or write to the Service Office listed on the first page of this prospectus.


                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.


     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, We must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2007 and 2006, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2007 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2007, and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.

                                STATE VARIATIONS

     The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review Your Policy.


CALIFORNIA:


     Free Look. Within 20 days after delivery (30 days if you are 60 years old or more), you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy's Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.


DISTRICT OF COLUMBIA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

NEW YORK:

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

NORTH CAROLINA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

OKLAHOMA:

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

                                   APPENDIX A

                                  ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with Nonsmoker, Guaranteed Issue underwriting class and issue age 45 with a planned annual premium of $21,000 for 21 years, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.


     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.



     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.


     For CorpExec VUL II, CorpExec VUL III and CorpExec VUL IV, Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charge is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

     For CorpExec VUL II, CorpExec VUL III and CorpExec VUL IV, Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charge is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

     For CorpExec VUL II, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% (on a current basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL II, Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL III and CorpExec VUL IV, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-25, and

0.25% in years 26+ (on a current basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL V, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.50% in years 1-10, and 0.25% thereafter (on a current basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL III, CorpExec VUL IV and CorpExec VUL V, Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.


     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.81% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of: -1.06%, 4.88%, and 8.84% for CorpExec VUL II, Table 1, -1.70%, 4.20%, and 8.13% for CorpExec VUL II, Table 2, and -0.81%, 5.14%, and 9.11% for CorpExec VUL III, CorpExec VUL IV, and CorpExec VUL V for Tables 1 and 2.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                 CORPEXEC VUL II


                                     TABLE 1


                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS


                         INITIAL FACE AMOUNT: $1,000,000


                         LIFE INSURANCE BENEFIT OPTION 1


                          CASH VALUE ACCUMULATION TEST


                            ASSUMING CURRENT CHARGES



                                                                                            END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)         VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF                 RETURN OF
  VALUE(1)     -----------------------------------    -------------------------------    -------------------------------
POLICY YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
-----------    ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------
      1        1,000,000    1,000,000    1,000,000     15,613     16,596       17,252     19,183     20,166       20,822
      2        1,000,000    1,000,000    1,000,000     31,749     34,740       36,800     36,999     39,990       42,050
      3        1,000,000    1,000,000    1,000,000     47,588     53,643       57,951     53,608     59,664       63,971
      4        1,000,000    1,000,000    1,000,000     63,057     73,271       80,776     68,937     79,151       86,656
      5        1,000,000    1,000,000    1,000,000     78,199     93,701      105,471     83,029     98,530      110,301
      6        1,000,000    1,000,000    1,000,000     92,934    114,894      132,128     95,805    117,765      134,998
      7        1,000,000    1,000,000    1,000,000    107,102    136,729      160,769    107,102    136,729      160,769
      8        1,000,000    1,000,000    1,000,000    122,014    160,646      193,051    122,014    160,646      193,051
      9        1,000,000    1,000,000    1,000,000    136,581    185,589      228,091    136,581    185,589      228,091
     10        1,000,000    1,000,000    1,000,000    150,883    211,695      266,232    150,883    211,695      266,232
     15        1,000,000    1,000,000    1,000,000    213,118    357,321      510,986    213,118    357,321      510,986
     20        1,000,000    1,000,000    1,478,349    253,681    531,092      869,617    253,681    531,092      869,617
     25        1,000,000    1,001,961    1,959,266    192,089    659,185    1,288,991    192,089    659,185    1,288,991





Assuming a Fund fee average of 0.81%:


0% gross = -1.06% net


6% gross = 4.88% net


10% gross = 8.84% net


--------

(1) Assumes no policy loan or partial withdrawal has been made.

                                 CORPEXEC VUL II


                                     TABLE 2


                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS


                         INITIAL FACE AMOUNT: $1,000,000


                         LIFE INSURANCE BENEFIT OPTION 1


                          CASH VALUE ACCUMULATION TEST


                           ASSUMING GUARANTEED CHARGES



                                                                                         END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)       VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF               RETURN OF
  VALUE(1)     -----------------------------------    -----------------------------    -----------------------------
POLICY YEAR        0%           6%          10%          0%         6%        10%         0%         6%        10%
-----------    ---------    ---------    ---------    -------    -------    -------    -------    -------    -------
      1        1,000,000    1,000,000    1,000,000     12,557     13,439     14,027     16,179     17,061     17,650
      2        1,000,000    1,000,000    1,000,000     25,452     28,041     29,826     30,789     33,378     35,164
      3        1,000,000    1,000,000    1,000,000     37,856     42,988     46,644     43,981     49,113     52,770
      4        1,000,000    1,000,000    1,000,000     49,667     58,187     64,462     55,652     64,172     70,447
      5        1,000,000    1,000,000    1,000,000     60,899     73,661     83,378     65,816     78,578     88,295
      6        1,000,000    1,000,000    1,000,000     71,560     89,431    103,501     74,483     92,354    106,424
      7        1,000,000    1,000,000    1,000,000     81,550    105,408    124,840     81,550    105,408    124,840
      8        1,000,000    1,000,000    1,000,000     91,827    122,624    148,574     91,827    122,624    148,574
      9        1,000,000    1,000,000    1,000,000    101,373    140,075    173,822    101,373    140,075    173,822
     10        1,000,000    1,000,000    1,000,000    110,104    157,697    200,658    110,104    157,697    200,658
     15        1,000,000    1,000,000    1,000,000    139,935    247,603    364,154    139,935    247,603    364,154
     20        1,000,000    1,000,000    1,018,616    139,928    337,726    599,186    139,928    337,726    599,186
     25        1,000,000    1,000,000    1,268,374      9,184    325,967    834,457      9,184    325,967    834,457





Assuming a Fund fee average of 0.81%:


0% gross = -1.70% net


6% gross = 4.20% net


10% gross = 8.13% net


--------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III


                                     TABLE 1


                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS


                         INITIAL FACE AMOUNT: $1,000,000


                         LIFE INSURANCE BENEFIT OPTION 1


                          CASH VALUE ACCUMULATION TEST


                            ASSUMING CURRENT CHARGES



                                                                                            END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)         VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF                 RETURN OF
  VALUE(1)     -----------------------------------    -------------------------------    -------------------------------
POLICY YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
-----------    ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------
      1        1,000,000    1,000,000    1,000,000     17,240     18,292       18,994     20,180     21,232       21,934
      2        1,000,000    1,000,000    1,000,000     35,138     38,370       40,596     39,279     42,510       44,736
      3        1,000,000    1,000,000    1,000,000     52,479     59,045       63,715     57,504     64,070       68,740
      4        1,000,000    1,000,000    1,000,000     69,204     80,283       88,424     74,737     85,816       93,957
      5        1,000,000    1,000,000    1,000,000     85,541    102,340      115,095     91,109    107,908      120,663
      6        1,000,000    1,000,000    1,000,000    101,729    125,506      144,163    106,561    130,337      148,995
      7        1,000,000    1,000,000    1,000,000    117,524    149,580      175,579    120,780    152,835      178,835
      8        1,000,000    1,000,000    1,000,000    133,548    175,265      210,241    133,548    175,265      210,241
      9        1,000,000    1,000,000    1,000,000    149,223    202,036      247,807    149,223    202,036      247,807
     10        1,000,000    1,000,000    1,000,000    164,457    229,856      288,461    164,457    229,856      288,461
     15        1,000,000    1,000,000    1,061,280    234,526    387,482      549,886    234,526    387,482      549,886
     20        1,000,000    1,000,000    1,592,420    292,906    582,555      936,718    292,906    582,555      936,718
     25        1,000,000    1,115,653    2,132,534    257,355    733,982    1,402,983    257,355    733,982    1,402,983





Assuming a Fund fee average of 0.81%:


0% gross = -0.81% net


6% gross = 5.14% net


10% gross = 9.11% net


--------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III


                                     TABLE 2


                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS


                         INITIAL FACE AMOUNT: $1,000,000


                         LIFE INSURANCE BENEFIT OPTION 1


                          CASH VALUE ACCUMULATION TEST


                           ASSUMING GUARANTEED CHARGES



                                                                                         END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)       VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF               RETURN OF
  VALUE(1)     -----------------------------------    -----------------------------    -----------------------------
POLICY YEAR        0%           6%          10%          0%         6%        10%         0%         6%        10%
-----------    ---------    ---------    ---------    -------    -------    -------    -------    -------    -------
      1        1,000,000    1,000,000    1,000,000     12,553     13,435     14,024     16,176     17,057     17,647
      2        1,000,000    1,000,000    1,000,000     25,446     28,033     29,820     30,936     33,523     35,310
      3        1,000,000    1,000,000    1,000,000     37,850     42,978     46,638     44,743     49,871     53,531
      4        1,000,000    1,000,000    1,000,000     49,667     58,181     64,462     57,409     65,923     72,203
      5        1,000,000    1,000,000    1,000,000     60,914     73,668     83,395     68,808     81,562     91,289
      6        1,000,000    1,000,000    1,000,000     71,600     89,462    103,548     78,718     96,579    110,665
      7        1,000,000    1,000,000    1,000,000     81,627    105,475    124,931     86,577    110,425    129,881
      8        1,000,000    1,000,000    1,000,000     91,922    122,710    148,696     91,922    122,710    148,696
      9        1,000,000    1,000,000    1,000,000    101,462    140,156    173,951    101,462    140,156    173,951
     10        1,000,000    1,000,000    1,000,000    110,186    157,771    200,795    110,186    157,771    200,795
     15        1,000,000    1,000,000    1,000,000    139,975    247,617    364,345    139,975    247,617    364,345
     20        1,000,000    1,000,000    1,019,086    139,901    337,620    599,463    139,901    337,620    599,463
     25        1,000,000    1,000,000    1,269,062      9,038    325,628    834,909      9,038    325,628    834,909





Assuming a Fund fee average of 0.81%:


0% gross = -0.81% net


6% gross = 5.14% net


10% gross = 9.11% net


--------

(1) Assumes no policy loan or partial withdrawal has been made.

                                 CORPEXEC VUL IV


                                     TABLE 1


                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS


                         INITIAL FACE AMOUNT: $1,000,000


                         LIFE INSURANCE BENEFIT OPTION 1


                          CASH VALUE ACCUMULATION TEST


                            ASSUMING CURRENT CHARGES



                                                                                            END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)         VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF                 RETURN OF
  VALUE(1)     -----------------------------------    -------------------------------    -------------------------------
POLICY YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
-----------    ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------
      1        1,000,000    1,000,000    1,000,000     17,240     18,292       18,994     20,474     21,526       22,228
      2        1,000,000    1,000,000    1,000,000     35,139     38,370       40,596     40,149     43,381       45,607
      3        1,000,000    1,000,000    1,000,000     52,480     59,046       63,717     59,122     65,688       70,359
      4        1,000,000    1,000,000    1,000,000     69,208     80,287       88,428     77,251     88,330       96,471
      5        1,000,000    1,000,000    1,000,000     85,549    102,348      115,104     94,651    111,450      124,206
      6        1,000,000    1,000,000    1,000,000    101,743    125,521      144,179    111,231    135,009      153,667
      7        1,000,000    1,000,000    1,000,000    117,547    149,605      175,606    126,760    158,818      184,820
      8        1,000,000    1,000,000    1,000,000    133,583    175,305      210,283    141,114    182,836      217,814
      9        1,000,000    1,000,000    1,000,000    149,271    202,090      247,867    153,990    206,809      252,586
     10        1,000,000    1,000,000    1,000,000    164,504    229,913      288,526    164,504    229,913      288,526
     15        1,000,000    1,000,000    1,061,473    234,571    387,555      549,986    234,571    387,555      549,986
     20        1,000,000    1,000,000    1,592,670    292,949    582,650      936,865    292,949    582,650      936,865
     25        1,000,000    1,115,829    2,132,861    257,398    734,098    1,403,198    257,398    734,098    1,403,198





Assuming a Fund fee average of 0.81%:


0% gross = -0.81% net


6% gross = 5.14% net


10% gross = 9.11% net


--------

(1) Assumes no policy loan or partial withdrawal has been made.

                                 CORPEXEC VUL IV


                                     TABLE 2


                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS


                         INITIAL FACE AMOUNT: $1,000,000


                         LIFE INSURANCE BENEFIT OPTION 1


                          CASH VALUE ACCUMULATION TEST


                           ASSUMING GUARANTEED CHARGES



                                                                                         END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)       VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF               RETURN OF
  VALUE(1)     -----------------------------------    -----------------------------    -----------------------------
POLICY YEAR        0%           6%          10%          0%         6%        10%         0%         6%        10%
-----------    ---------    ---------    ---------    -------    -------    -------    -------    -------    -------
      1        1,000,000    1,000,000    1,000,000     12,553     13,435     14,024     16,176     17,057     17,647
      2        1,000,000    1,000,000    1,000,000     25,444     28,032     29,819     31,138     33,726     35,513
      3        1,000,000    1,000,000    1,000,000     37,848     42,976     46,636     45,265     50,393     54,053
      4        1,000,000    1,000,000    1,000,000     49,666     58,180     64,460     58,407     66,921     73,201
      5        1,000,000    1,000,000    1,000,000     60,916     73,670     83,396     70,515     83,269     92,995
      6        1,000,000    1,000,000    1,000,000     71,610     89,471    103,557     81,515     99,377    113,463
      7        1,000,000    1,000,000    1,000,000     81,653    105,502    124,959     91,169    115,018    134,475
      8        1,000,000    1,000,000    1,000,000     91,984    122,776    148,764     99,487    130,278    156,266
      9        1,000,000    1,000,000    1,000,000    101,564    140,266    174,067    106,181    144,884    178,685
     10        1,000,000    1,000,000    1,000,000    110,287    157,886    200,922    110,287    157,886    200,922
     15        1,000,000    1,000,000    1,000,000    140,073    247,769    364,544    140,073    247,769    364,544
     20        1,000,000    1,000,000    1,019,633    140,001    337,825    599,784    140,001    337,825    599,784
     25        1,000,000    1,000,000    1,269,722      9,145    325,922    835,343      9,145    325,922    835,343





Assuming a Fund fee average of 0.81%:


0% gross = -0.81% net


6% gross = 5.14% net


10% gross = 9.11% net


--------

(1) Assumes no policy loan or partial withdrawal has been made.

                                 CORPEXEC VUL V


                                     TABLE 1


                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS


                         INITIAL FACE AMOUNT: $1,000,000


                         LIFE INSURANCE BENEFIT OPTION 1


                          CASH VALUE ACCUMULATION TEST


                            ASSUMING CURRENT CHARGES



                                                                                            END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)         VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF                 RETURN OF
  VALUE(1)     -----------------------------------    -------------------------------    -------------------------------
POLICY YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
-----------    ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------
      1        1,000,000    1,000,000    1,000,000     16,523     17,531       18,205     20,507     21,516       22,190
      2        1,000,000    1,000,000    1,000,000     33,532     36,621       38,750     40,269     43,358       45,486
      3        1,000,000    1,000,000    1,000,000     49,987     56,253       60,711     59,411     65,677       70,135
      4        1,000,000    1,000,000    1,000,000     65,832     76,391       84,151     77,850     88,408       96,168
      5        1,000,000    1,000,000    1,000,000     81,295     97,287      109,432     95,621    111,613      123,759
      6        1,000,000    1,000,000    1,000,000     98,116    120,821      138,631    112,154    134,860      152,669
      7        1,000,000    1,000,000    1,000,000    114,532    145,271      170,176    127,810    158,549      183,454
      8        1,000,000    1,000,000    1,000,000    131,062    171,233      204,849    142,753    182,924      216,540
      9        1,000,000    1,000,000    1,000,000    147,234    198,282      242,412    157,447    208,495      252,625
     10        1,000,000    1,000,000    1,000,000    162,950    226,379      283,040    171,809    235,238      291,898
     15        1,000,000    1,000,000    1,061,641    237,719    389,629      550,073    237,719    389,629      550,073
     20        1,000,000    1,009,925    1,613,805    301,359    594,074      949,297    301,359    594,074      949,297
     25        1,000,000    1,149,408    2,183,488    269,196    756,189    1,436,505    269,196    756,189    1,436,505





Assuming a Fund fee average of 0.81%:


0% gross = -0.81% net


6% gross = 5.14% net


10% gross = 9.11% net


--------

(1) Assumes no policy loan or partial withdrawal has been made.

                                 CORPEXEC VUL V


                                     TABLE 2


                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS


                         INITIAL FACE AMOUNT: $1,000,000


                         LIFE INSURANCE BENEFIT OPTION 1


                          CASH VALUE ACCUMULATION TEST


                           ASSUMING GUARANTEED CHARGES



                                                                                         END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)       VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF               RETURN OF
  VALUE(1)     -----------------------------------    -----------------------------    -----------------------------
POLICY YEAR        0%           6%          10%          0%         6%        10%         0%         6%        10%
-----------    ---------    ---------    ---------    -------    -------    -------    -------    -------    -------
     1         1,000,000    1,000,000    1,000,000     12,553     13,435     14,024     16,176     17,057     17,647
     2         1,000,000    1,000,000    1,000,000     25,445     28,032     29,819     31,241     33,829     35,616
     3         1,000,000    1,000,000    1,000,000     37,850     42,978     46,638     45,571     50,699     54,359
     4         1,000,000    1,000,000    1,000,000     49,672     58,186     64,467     59,073     67,587     73,867
     5         1,000,000    1,000,000    1,000,000     60,929     73,684     83,410     71,650     84,405     94,132
     6         1,000,000    1,000,000    1,000,000     71,631     89,495    103,582     82,840    100,703    114,790
     7         1,000,000    1,000,000    1,000,000     81,687    105,539    124,999     92,879    116,732    136,192
     8         1,000,000    1,000,000    1,000,000     92,037    122,835    148,828    101,989    132,787    158,780
     9         1,000,000    1,000,000    1,000,000    101,653    140,367    174,176    110,534    149,247    183,057
     10        1,000,000    1,000,000    1,000,000    110,452    158,071    201,121    118,411    166,030    209,081
     15        1,000,000    1,000,000    1,000,000    140,234    248,010    364,858    140,234    248,010    364,858
     20        1,000,000    1,000,000    1,020,495    140,164    338,152    600,291    140,164    338,152    600,291
     25        1,000,000    1,000,000    1,270,762      9,320    326,392    836,028      9,320    326,392    836,028





Assuming a fund fee average of 0.81%:


0% gross = -0.81% net


6% gross = 5.14% net


10% gross = 9.11% net


--------

(1) Assumes no policy loan or partial withdrawal has been made.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") contains additional information about CorpExec VUL. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.


                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE
                                                                          ----
Distribution and Compensation Arrangements............................      2
Financial Statements..................................................       4
NYLIAC & Separate Account Financial Statements........................     F-1




     Information about CorpExec VUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.


     For a free personalized illustration, or additional information about your policy, contact your Registered Representative or call us at (888) 695-4748.


SEC File Number: 811-07697

                         (THIS PAGE INTENTIONALLY LEFT BLANK)

                         STATEMENT OF ADDITIONAL INFORMATION

                                        DATED

                                     MAY 1, 2008


                                         FOR

                              CORPORATE EXECUTIVE SERIES
                           VARIABLE UNIVERSAL LIFE POLICIES

                                         FROM

                   NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2008 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") or by writing to NYLIAC at the Service Office telephone number and address listed on the first page of the CorpExec VUL prospectus. The CorpExec VUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Distribution and Compensation Arrangements............................      2
Financial Statements..................................................       4
NYLIAC & Separate Account Financial Statements........................     F-1



     CORPEXEC VUL IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS


     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.



     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.



     Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-4, 5.25% for Policy Years 5-7, 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for Policy Years 5-10.



     The total commissions paid during the fiscal years ended December 31, 2007, 2006, and 2005 were $19,549,245, $18,224,429 and $17,414,731, respectively.
NYLIFE Distributors did not retain any of these commissions.



     Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy's cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.



     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training and recruiting of agents.



     M Holdings Securities, Inc., 1125 Northwest Couch Street, Portland, OR 97209 is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In addition to the commissions described above, in 2007 M Financial Holdings Incorporated, a Brokerage General Agency affiliated with M Holdings Securities, Inc. received override payments of $210,464 on the policies based on a percentage of the commissions its affiliated registered representatives receive.

     NYL Executive Benefits LLC ("NYLEX"), an affiliate of NYLIAC, is an executive benefits consulting firm that provides consulting services to businesses regarding executive compensation plans. NYLEX is located at 281 Tresser Boulevard, Suite 1110, Stamford, Connecticut 06901. Registered representatives of NYLIFE Securities sell the policies used to fund the executive compensation plans, and are paid commissions and other compensation in connection with those sales, as described above. In addition, in 2007 NYLINK Insurance Agency, an affiliate of NYLEX and NYLIAC, received additional payments of $425,235 based on having achieved certain aggregate sales performance objectives in connection with the consulting services provided by NYLEX.



     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.



     The policies are sold and premium payments are accepted on a continuous basis.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2007 and 2006, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2007 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2007 and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

                           NYLIAC CORPORATE SPONSORED
                             VARIABLE UNIVERSAL LIFE
                               SEPARATE ACCOUNT -I

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007





                                                             MAINSTAY VP
                                           MAINSTAY VP         CAPITAL         MAINSTAY VP
                                             BOND--        APPRECIATION--         CASH
                                          INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $1,707,867        $19,741,477      $134,527,472
  Dividends due and accrued...........             --                 --           453,468
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --                 --           (14,343)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             30                237            29,715
                                           ----------        -----------      ------------
       Total net assets...............     $1,707,837        $19,741,240      $134,936,882
                                           ==========        ===========      ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $   18,615        $   272,548      $ 16,231,198
     Series II Policies...............             --                 --           619,581
     Series III Policies..............      1,689,222         19,468,692       118,086,103
                                           ----------        -----------      ------------
       Total net assets...............     $1,707,837        $19,741,240      $134,936,882
                                           ==========        ===========      ============
     Series I Variable accumulation
       unit value.....................     $    16.06        $     11.24      $       1.30
                                           ==========        ===========      ============
     Series II Variable accumulation
       unit value.....................     $       --        $     11.21      $       1.14
                                           ==========        ===========      ============
     Series III Variable accumulation
       unit value.....................     $    11.69        $     13.21      $       1.14
                                           ==========        ===========      ============


Identified Cost of Investment.........     $1,653,267        $18,507,062      $134,527,326
                                           ==========        ===========      ============




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                 MAINSTAY VP
        MAINSTAY VP                                                              HIGH YIELD        MAINSTAY VP       MAINSTAY VP
          COMMON          MAINSTAY VP       MAINSTAY VP        MAINSTAY VP        CORPORATE        ICAP SELECT      INTERNATIONAL
          STOCK--        CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--         BOND--           EQUITY--          EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ---------------------------------------------------------------------------------------------------------------------------


       $109,546,399        $622,219           $496,572         $1,357,662        $15,145,990        $201,547         $74,325,886
                 --              --              2,714                 --                 --              --                  --

                114              --                 --                 --                194              --                 495



             71,405             250                 45                 58                451             327              80,922
       ------------        --------           --------         ----------        -----------        --------         -----------
       $109,475,108        $621,969           $499,241         $1,357,604        $15,145,733        $201,220         $74,245,459
       ============        ========           ========         ==========        ===========        ========         ===========



       $    595,527        $  1,137           $     --         $   31,639        $   163,905        $177,114         $43,579,903
        108,001,488         379,231             79,096                 --            249,846              --           1,463,417
            878,093         241,601            420,145          1,325,965         14,731,982          24,106          29,202,139
       ------------        --------           --------         ----------        -----------        --------         -----------
       $109,475,108        $621,969           $499,241         $1,357,604        $15,145,733        $201,220         $74,245,459
       ============        ========           ========         ==========        ===========        ========         ===========
       $      15.02        $  14.05           $     --         $    15.57        $     18.80        $  15.13         $     19.56
       ============        ========           ========         ==========        ===========        ========         ===========
       $      17.55        $  17.01           $   9.98         $    11.14        $     17.26        $     --         $     21.98
       ============        ========           ========         ==========        ===========        ========         ===========
       $      14.29        $  14.38           $  10.82         $    11.79        $     12.92        $  14.47         $     17.22
       ============        ========           ========         ==========        ===========        ========         ===========


       $ 90,276,938        $544,062           $513,797         $1,342,512        $15,887,752        $152,626         $62,355,491
       ============        ========           ========         ==========        ===========        ========         ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007




                                           MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                            LARGE CAP          MID CAP           MID CAP
                                            GROWTH--           CORE--           GROWTH--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....      $143,959         $72,150,654       $10,980,882
  Dividends due and accrued...........            --                  --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................            --                  --               380

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           208              31,275                86
                                            --------         -----------       -----------
       Total net assets...............      $143,751         $72,119,379       $10,981,176
                                            ========         ===========       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................      $110,526         $        --       $        --
     Series II Policies...............            --          48,265,296           149,558
     Series III Policies..............        33,225          23,854,083        10,831,618
                                            --------         -----------       -----------
       Total net assets...............      $143,751         $72,119,379       $10,981,176
                                            ========         ===========       ===========
     Series I Variable accumulation
       unit value.....................      $   7.70         $        --       $        --
                                            ========         ===========       ===========
     Series II Variable accumulation
       unit value.....................      $     --         $     22.29       $      9.44
                                            ========         ===========       ===========
     Series III Variable accumulation
       unit value.....................      $  13.32         $     16.50       $     17.20
                                            ========         ===========       ===========


Identified Cost of Investment.........      $104,334         $63,573,082       $10,683,959
                                            ========         ===========       ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









        MAINSTAY VP     MAINSTAY VP     MAINSTAY VP                                        AIM V.I.           AIM V.I.
          MID CAP         S&P 500        SMALL CAP      MAINSTAY VP     MAINSTAY VP         GLOBAL         INTERNATIONAL
          VALUE--         INDEX--        GROWTH--     TOTAL RETURN--      VALUE--     REAL ESTATE FUND--   GROWTH FUND--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    SERIES I SHARES   SERIES I SHARES
      -------------------------------------------------------------------------------------------------------------------


        $64,299,865    $182,055,598     $4,521,880      $12,303,054    $177,713,079       $1,213,007         $4,551,969
                 --              --             --               --              --               --                 --

                 --           1,134             --               --              --               22                 35



             40,613         287,046             --           22,587         110,529               19                 --
        -----------    ------------     ----------      -----------    ------------       ----------         ----------
        $64,259,252    $181,769,686     $4,521,880      $12,280,467    $177,602,550       $1,213,010         $4,552,004
        ===========    ============     ==========      ===========    ============       ==========         ==========



        $        --    $157,309,748     $       --      $12,280,467    $  4,536,143       $       --         $       --
         63,752,340         608,405             --               --     159,778,674           15,729                 --
            506,912      23,851,533      4,521,880               --      13,287,733        1,197,281          4,552,004
        -----------    ------------     ----------      -----------    ------------       ----------         ----------
        $64,259,252    $181,769,686     $4,521,880      $12,280,467    $177,602,550       $1,213,010         $4,552,004
        ===========    ============     ==========      ===========    ============       ==========         ==========
        $        --    $      14.23     $       --      $     11.17    $      13.69       $       --         $       --
        ===========    ============     ==========      ===========    ============       ==========         ==========
        $     13.37    $      14.53     $       --      $        --    $      18.56       $    10.42         $       --
        ===========    ============     ==========      ===========    ============       ==========         ==========
        $     12.63    $      13.79     $    11.19      $        --    $      12.91       $    11.70         $    13.50
        ===========    ============     ==========      ===========    ============       ==========         ==========

        $58,704,144    $164,660,115     $4,918,577      $13,076,714    $153,598,393       $1,591,762         $4,478,159
        ===========    ============     ==========      ===========    ============       ==========         ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007




                                         ALGER AMERICAN     ALGER AMERICAN     ALLIANCE BERNSTEIN
                                            LEVERAGED            SMALL          VPS INTERNATIONAL
                                            ALLCAP--       CAPITALIZATION--     VALUE PORTFOLIO--
                                         CLASS O SHARES     CLASS O SHARES       CLASS A SHARES
                                         --------------------------------------------------------

ASSETS:
  Investments, at net asset value.....       $50,514          $2,283,264            $663,545
  Dividends due and accrued...........            --                  --                  --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................            --                  --                  35

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................            --                  53                  --
                                             -------          ----------            --------
       Total net assets...............       $50,514          $2,283,211            $663,580
                                             =======          ==========            ========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................       $    --          $   27,995            $     --
     Series II Policies...............            --                  --                  --
     Series III Policies..............        50,514           2,255,216             663,580
                                             -------          ----------            --------
       Total net assets...............       $50,514          $2,283,211            $663,580
                                             =======          ==========            ========
     Series I Variable accumulation
       unit value.....................       $    --          $    14.89            $     --
                                             =======          ==========            ========
     Series II Variable accumulation
       unit value.....................       $    --          $       --            $     --
                                             =======          ==========            ========
     Series III Variable accumulation
       unit value.....................       $ 18.99          $    17.43            $   9.26
                                             =======          ==========            ========


Identified Cost of Investment.........       $31,656          $2,051,914            $659,251
                                             =======          ==========            ========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









         AMERICAN        AMERICAN FUNDS      AMERICAN FUNDS                       AMERICAN FUNDS    AMERICAN FUNDS      CVS CALVERT
       CENTURY(R) VP    ASSET ALLOCATION      GLOBAL SMALL      AMERICAN FUNDS     GROWTH-INCOME     INTERNATIONAL        SOCIAL
          VALUE--            FUND--         CAPITALIZATION--     GROWTH FUND--        FUND--            FUND--           BALANCED
         CLASS II        CLASS 2 SHARES      CLASS 2 SHARES     CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES       PORTFOLIO
      ------------------------------------------------------------------------------------------------------------------------------


        $1,261,987          $178,164            $471,067          $1,333,877          $32,770         $1,647,168          $15,546
                --                --                  --                  --               --                 --               --

                --                --                  --                  67               --                327               --



               230                --                  --                  --               --                 11               --
        ----------          --------            --------          ----------          -------         ----------          -------
        $1,261,757          $178,164            $471,067          $1,333,944          $32,770         $1,647,484          $15,546
        ==========          ========            ========          ==========          =======         ==========          =======



        $       --          $     --            $     --          $       --          $    --         $       --          $    --
           380,250                --                  --                  --               --                 --               --
           881,507           178,164             471,067           1,333,944           32,770          1,647,484           15,546
        ----------          --------            --------          ----------          -------         ----------          -------
        $1,261,757          $178,164            $471,067          $1,333,944          $32,770         $1,647,484          $15,546
        ==========          ========            ========          ==========          =======         ==========          =======
        $       --          $     --            $     --          $       --          $    --         $       --          $    --
        ==========          ========            ========          ==========          =======         ==========          =======
        $    12.77          $     --            $     --          $       --          $    --         $    11.64          $    --
        ==========          ========            ========          ==========          =======         ==========          =======
        $    11.68          $  10.71            $  12.39          $    11.19          $  9.84         $    11.89          $ 12.72
        ==========          ========            ========          ==========          =======         ==========          =======


        $1,412,430          $177,813            $432,639          $1,385,767          $34,664         $1,616,421          $15,906
        ==========          ========            ========          ==========          =======         ==========          =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007


                                                            DELAWARE VIP
                                                            INTERNATIONAL      DREYFUS IP
                                                            VALUE EQUITY       TECHNOLOGY
                                           DAVIS VALUE        SERIES--          GROWTH--
                                            PORTFOLIO      STANDARD CLASS    INITIAL SHARES
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $1,933,653         $402,740          $671,133
  Dividends due and accrued...........             --               --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --               --                --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             86               --                --
                                           ----------         --------          --------
       Total net assets...............     $1,933,567         $402,740          $671,133
                                           ==========         ========          ========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $       --         $     --          $     --
     Series II Policies...............        150,860               --                --
     Series III Policies..............      1,782,707          402,740           671,133
                                           ----------         --------          --------
       Total net assets...............     $1,933,567         $402,740          $671,133
                                           ==========         ========          ========
     Series I Variable accumulation
       unit value.....................     $       --         $     --          $     --
                                           ==========         ========          ========
     Series II Variable accumulation
       unit value.....................     $    10.97         $     --          $   9.86
                                           ==========         ========          ========
     Series III Variable accumulation
       unit value.....................     $    11.86         $  10.59          $  12.05
                                           ==========         ========          ========


Identified Cost of Investment.........     $1,966,051         $525,502          $577,335
                                           ==========         ========          ========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








        DREYFUS VIF       DWS DREMAN            DWS                            FIDELITY(R) VIP    FIDELITY(R) VIP
        DEVELOPING       SMALL MID CAP       SMALL CAP      FIDELITY(R) VIP        EQUITY-          FREEDOM 2010
         LEADERS--        VALUE VIP--       INDEX VIP--     CONTRAFUND(R)--        INCOME--         PORTFOLIO--
      INITIAL SHARES    CLASS A SHARES    CLASS A SHARES     INITIAL CLASS      INITIAL CLASS      INITIAL SHARES
      -----------------------------------------------------------------------------------------------------------


          $18,873         $1,219,909        $14,371,294       $21,495,260         $9,265,716          $370,924
               --                 --                 --                --                 --                --

               --                 --              1,405               748              3,632                --



               --                 --                 74             1,737                108                20
          -------         ----------        -----------       -----------         ----------          --------
          $18,873         $1,219,909        $14,372,625       $21,494,271         $9,269,240          $370,904
          =======         ==========        ===========       ===========         ==========          ========



          $    --         $       --        $        --       $   305,686         $   59,434          $     --
               20                 --            113,006         1,789,799             11,342            31,099
           18,853          1,219,909         14,259,619        19,398,786          9,198,464           339,805
          -------         ----------        -----------       -----------         ----------          --------
          $18,873         $1,219,909        $14,372,625       $21,494,271         $9,269,240          $370,904
          =======         ==========        ===========       ===========         ==========          ========
          $    --         $       --        $        --       $     23.22         $    15.87          $     --
          =======         ==========        ===========       ===========         ==========          ========
          $ 10.90         $       --        $     14.53       $     20.73         $    17.21          $  10.25
          =======         ==========        ===========       ===========         ==========          ========
          $ 10.05         $     9.29        $     13.49       $     17.02         $    13.98          $  11.96
          =======         ==========        ===========       ===========         ==========          ========


          $22,277         $1,222,265        $15,568,389       $24,244,620         $9,998,144          $364,705
          =======         ==========        ===========       ===========         ==========          ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007




                                         FIDELITY(R) VIP    FIDELITY(R) VIP
                                           FREEDOM 2020       FREEDOM 2030     FIDELITY(R) VIP
                                           PORTFOLIO--        PORTFOLIO--          GROWTH--
                                          INITIAL SHARES     INITIAL SHARES     INITIAL CLASS
                                         -----------------------------------------------------

ASSETS:
  Investments, at net asset value.....       $949,034           $643,537          $4,062,118
  Dividends due and accrued...........             --                 --                  --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --                 --               4,186

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             12                 --                 149
                                             --------           --------          ----------
       Total net assets...............       $949,022           $643,537          $4,066,155
                                             ========           ========          ==========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................       $     --           $     --          $       --
     Series II Policies...............         18,353                 --             243,532
     Series III Policies..............        930,669            643,537           3,822,623
                                             --------           --------          ----------
       Total net assets...............       $949,022           $643,537          $4,066,155
                                             ========           ========          ==========
     Series I Variable accumulation
       unit value.....................       $     --           $     --          $       --
                                             ========           ========          ==========
     Series II Variable accumulation
       unit value.....................       $  10.98           $     --          $    14.79
                                             ========           ========          ==========
     Series III Variable accumulation
       unit value.....................       $  12.33           $  12.29          $    14.23
                                             ========           ========          ==========


Identified Cost of Investment.........       $958,179           $640,373          $3,211,575
                                             ========           ========          ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                             JANUS ASPEN
                       FIDELITY(R) VIP                                    FIDELITY(R) VIP      SERIES        JANUS ASPEN
      FIDELITY(R) VIP     INVESTMENT    FIDELITY(R) VIP  FIDELITY(R) VIP       VALUE         BALANCED--    SERIES FORTY--
        INDEX 500--      GRADE BOND--      MID-CAP--        OVERSEAS--      STRATEGIES--    INSTITUTIONAL   INSTITUTIONAL
       INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   SERVICE CLASS 2      SHARES          SHARES
      -------------------------------------------------------------------------------------------------------------------


        $33,238,527       $6,518,681      $23,349,238      $13,654,042        $432,073       $16,907,636     $7,520,627
                 --               --               --               --              --                --             --

              1,419              128            4,526            2,511              14                --             --



                229            1,274              757               89              --            20,220             --
        -----------       ----------      -----------      -----------        --------       -----------     ----------
        $33,239,717       $6,517,535      $23,353,007      $13,656,464        $432,087       $16,887,416     $7,520,627
        ===========       ==========      ===========      ===========        ========       ===========     ==========


        $        --       $       --      $        --      $        --        $     --       $10,243,191     $       --
            335,794        2,001,044        1,152,239          156,211              --         1,993,745             --
         32,903,923        4,516,491       22,200,768       13,500,253         432,087         4,650,480      7,520,627
        -----------       ----------      -----------      -----------        --------       -----------     ----------
        $33,239,717       $6,517,535      $23,353,007      $13,656,464        $432,087       $16,887,416     $7,520,627
        ===========       ==========      ===========      ===========        ========       ===========     ==========
        $        --       $       --      $        --      $        --        $     --       $     20.35     $       --
        ===========       ==========      ===========      ===========        ========       ===========     ==========
        $     16.91       $    13.11      $     22.77      $     15.59        $     --       $     15.04     $       --
        ===========       ==========      ===========      ===========        ========       ===========     ==========
        $     13.75       $    11.52      $     17.87      $     17.25        $  14.89       $     14.03     $    15.33
        ===========       ==========      ===========      ===========        ========       ===========     ==========


        $30,505,556       $6,412,594      $21,541,752      $12,398,183        $441,018       $14,166,028     $5,591,276
        ===========       ==========      ===========      ===========        ========       ===========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007


                                                             JANUS ASPEN
                                           JANUS ASPEN         SERIES
                                         SERIES MID CAP       WORLDWIDE           LAZARD
                                            GROWTH--          GROWTH--          RETIREMENT
                                          INSTITUTIONAL     INSTITUTIONAL      INTERNATIONAL
                                             SHARES            SHARES        EQUITY PORTFOLIO
                                         ----------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $7,996,166        $1,045,758         $3,086,398
  Dividends due and accrued...........             --                --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          1,506               596                 --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --               513                 10
                                           ----------        ----------         ----------
       Total net assets...............     $7,997,672        $1,045,841         $3,086,388
                                           ==========        ==========         ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $       --        $  296,417         $       --
     Series II Policies...............             --                --                 --
     Series III Policies..............      7,997,672           749,424          3,086,388
                                           ----------        ----------         ----------
       Total net assets...............     $7,997,672        $1,045,841         $3,086,388
                                           ==========        ==========         ==========
     Series I Variable accumulation
       unit value.....................     $       --        $    14.55         $       --
                                           ==========        ==========         ==========
     Series II Variable accumulation
       unit value.....................     $       --        $    10.53         $    10.55
                                           ==========        ==========         ==========
     Series III Variable accumulation
       unit value.....................     $    17.44        $    13.36         $    14.76
                                           ==========        ==========         ==========


Identified Cost of Investment.........     $6,603,157        $  872,086         $3,312,490
                                           ==========        ==========         ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                        LVIP BARON                                                                        MORGAN STANLEY
        LORD ABBETT       GROWTH                          MFS(R) NEW                      MORGAN STANLEY   UIF EMERGING
       SERIES FUND--   OPPORTUNITIES  MFS(R) INVESTORS     DISCOVERY    MFS(R) UTILITIES   UIF EMERGING       MARKETS
       MID-CAP VALUE   FUND--SERVICE   TRUST SERIES--      SERIES--         SERIES--      MARKETS DEBT--     EQUITY--
         PORTFOLIO     CLASS SHARES     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS       CLASS I         CLASS I
      ------------------------------------------------------------------------------------------------------------------


        $13,567,283     $2,828,103        $209,841          $8,660         $1,285,478        $732,679       $8,611,007
                 --             --              --              --                 --              --               --

                305          1,151              --              --                160              22               65



                121             89             137              --                 31              87              560
        -----------     ----------        --------          ------         ----------        --------       ----------
        $13,567,467     $2,829,165        $209,704          $8,660         $1,285,607        $732,614       $8,610,512
        ===========     ==========        ========          ======         ==========        ========       ==========



        $        --     $       --        $     --          $   --         $       --        $     --       $   80,395
            188,150        144,276         209,704              --             27,620         132,147          572,456
         13,379,317      2,684,889              --           8,660          1,257,987         600,467        7,957,661
        -----------     ----------        --------          ------         ----------        --------       ----------
        $13,567,467     $2,829,165        $209,704          $8,660         $1,285,607        $732,614       $8,610,512
        ===========     ==========        ========          ======         ==========        ========       ==========
        $        --     $       --        $     --          $   --         $       --        $     --       $    32.35
        ===========     ==========        ========          ======         ==========        ========       ==========
        $     18.10     $    10.86        $  17.09          $   --         $    17.45        $  13.31       $    23.32
        ===========     ==========        ========          ======         ==========        ========       ==========
        $     14.15     $    11.99        $     --          $12.14         $    19.28        $  14.35       $    28.72
        ===========     ==========        ========          ======         ==========        ========       ==========


        $15,674,949     $2,947,640        $142,201          $8,077         $1,071,503        $745,652       $6,445,635
        ===========     ==========        ========          ======         ==========        ========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007



                                         MORGAN STANLEY       PIMCO LOW        PIMCO REAL
                                          UIF U.S. REAL      DURATION--         RETURN--
                                            ESTATE--       ADMINISTRATIVE    ADMINISTRATIVE
                                             CLASS I        CLASS SHARES      CLASS SHARES
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $11,865,621        $413,947         $4,860,716
  Dividends due and accrued...........              --           1,576             17,549
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             170              --                161

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             294              --                 67
                                           -----------        --------         ----------
       Total net assets...............     $11,865,497        $415,523         $4,878,359
                                           ===========        ========         ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $        --        $     --         $       --
     Series II Policies...............         466,141             364            102,830
     Series III Policies..............      11,399,356         415,159          4,775,529
                                           -----------        --------         ----------
       Total net assets...............     $11,865,497        $415,523         $4,878,359
                                           ===========        ========         ==========
     Series I Variable accumulation
       unit value.....................     $        --        $     --         $       --
                                           ===========        ========         ==========
     Series II Variable accumulation
       unit value.....................     $     22.41        $  10.12         $    11.50
                                           ===========        ========         ==========
     Series III Variable accumulation
       unit value.....................     $     18.32        $  11.31         $    11.59
                                           ===========        ========         ==========


Identified Cost of Investment.........     $14,876,550        $402,738         $4,685,009
                                           ===========        ========         ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                                               ROYCE             ROYCE
        PIMCO TOTAL       PIMCO U.S.         MICRO-CAP         SMALL-CAP       T. ROWE PRICE
         RETURN--        GOVERNMENT--       PORTFOLIO--       PORTFOLIO--        BLUE CHIP       T. ROWE PRICE     T. ROWE PRICE
      ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          GROWTH         EQUITY INCOME       INDEX 500
       CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO         PORTFOLIO
      --------------------------------------------------------------------------------------------------------------------------


        $24,315,020         $42,430         $3,706,973        $3,796,211        $8,876,661        $23,689,880        $441,738
             92,456             151                 --                --                --                 --              --

              5,037              --                 22               361                65                646              57



                 --              --                228                --                --              2,520              --
        -----------         -------         ----------        ----------        ----------        -----------        --------
        $24,412,513         $42,581         $3,706,767        $3,796,572        $8,876,726        $23,688,006        $441,795
        ===========         =======         ==========        ==========        ==========        ===========        ========



        $        --         $    --         $       --        $       --        $       --        $   657,502        $     --
                 --              --            337,749                --                --          2,151,991              --
         24,412,513          42,581          3,369,018         3,796,572         8,876,726         20,878,513         441,795
        -----------         -------         ----------        ----------        ----------        -----------        --------
        $24,412,513         $42,581         $3,706,767        $3,796,572        $8,876,726        $23,688,006        $441,795
        ===========         =======         ==========        ==========        ==========        ===========        ========
        $        --         $    --         $       --        $       --        $       --        $     17.64        $     --
        ===========         =======         ==========        ==========        ==========        ===========        ========
        $     10.65         $    --         $    15.37        $    10.50        $    12.64        $     15.26        $     --
        ===========         =======         ==========        ==========        ==========        ===========        ========
        $     11.97         $ 11.91         $    15.49        $    11.47        $    14.36        $     14.23        $  12.82
        ===========         =======         ==========        ==========        ==========        ===========        ========


        $23,398,909         $40,006         $3,944,355        $4,071,181        $7,890,079        $24,256,475        $421,843
        ===========         =======         ==========        ==========        ==========        ===========        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007




                                                                               T. ROWE PRICE
                                          T. ROWE PRICE      T. ROWE PRICE      NEW AMERICA
                                          INTERNATIONAL      LIMITED-TERM         GROWTH
                                         STOCK PORTFOLIO    BOND PORTFOLIO       PORTFOLIO
                                         ---------------------------------------------------

ASSETS:
  Investments, at net asset value.....      $2,149,545        $1,719,348        $2,912,321
  Dividends due and accrued...........              --             5,802                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................              --                85                99

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             310                79               162
                                            ----------        ----------        ----------
       Total net assets...............      $2,149,235        $1,725,156        $2,912,258
                                            ==========        ==========        ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................      $       --        $       --        $       --
     Series II Policies...............         477,478           121,010           246,854
     Series III Policies..............       1,671,757         1,604,146         2,665,404
                                            ----------        ----------        ----------
       Total net assets...............      $2,149,235        $1,725,156        $2,912,258
                                            ==========        ==========        ==========
     Series I Variable accumulation
       unit value.....................      $       --        $       --        $       --
                                            ==========        ==========        ==========
     Series II Variable accumulation
       unit value.....................      $    17.47        $    11.80        $    13.85
                                            ==========        ==========        ==========
     Series III Variable accumulation
       unit value.....................      $    17.45        $    11.23        $    13.17
                                            ==========        ==========        ==========


Identified Cost of Investment.........      $2,037,835        $1,704,010        $2,958,444
                                            ==========        ==========        ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








       T. ROWE PRICE        VAN ECK          VAN ECK WIT
         PERSONAL          WORLDWIDE          WORLDWIDE
         STRATEGY           ABSOLUTE         BOND FUND--
         BALANCED       RETURN--INITIAL     INITIAL CLASS
         PORTFOLIO        CLASS SHARES         SHARES
      ---------------------------------------------------


        $13,558,312         $306,411           $  142
                 --               --               --

                170               --               --



                 --               --               --
        -----------         --------           ------
        $13,558,482         $306,411           $  142
        ===========         ========           ======



        $        --         $     --           $   --
                 --               --               --
         13,558,482          306,411              142
        -----------         --------           ------
        $13,558,482         $306,411           $  142
        ===========         ========           ======
        $        --         $     --           $   --
        ===========         ========           ======
        $        --         $     --           $   --
        ===========         ========           ======
        $     13.99         $  11.23           $10.26
        ===========         ========           ======


        $14,444,687         $296,228           $  139
        ===========         ========           ======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2007





                                                            MAINSTAY VP
                                            MAINSTAY VP       CAPITAL       MAINSTAY VP
                                              BOND--      APPRECIATION--       CASH
                                           INITIAL CLASS   INITIAL CLASS    MANAGEMENT
                                          ----------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $    55,941    $     25,963    $  4,899,188
  Mortality and expense risk charges....         (6,397)        (81,917)       (445,826)
                                            -----------    ------------    ------------
       Net investment income (loss).....         49,544         (55,954)      4,453,362
                                            -----------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      1,300,212      18,561,771      49,411,029
  Cost of investments sold..............     (1,248,473)    (16,411,752)    (49,411,700)
                                            -----------    ------------    ------------
       Net realized gain (loss) on
          investments...................         51,739       2,150,019            (671)
  Realized gain distribution received...             --              --              --
  Change in unrealized appreciation
     (depreciation) on investments......         (7,623)        145,687           1,156
                                            -----------    ------------    ------------
       Net gain (loss) on investments...         44,116       2,295,706             485
                                            -----------    ------------    ------------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $    93,660    $  2,239,752    $  4,453,847
                                            ===========    ============    ============








                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                           INTERNATIONAL     LARGE CAP        MID CAP
                                             EQUITY--        GROWTH--         CORE--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ----------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................   $    491,233      $     27       $   281,639
  Mortality and expense risk charges....       (481,085)         (865)         (201,515)
                                           ------------      --------       -----------
       Net investment income (loss).....         10,148          (838)           80,124
                                           ------------      --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     35,015,016        74,064         8,848,706
  Cost of investments sold..............    (22,402,821)      (59,508)       (7,618,809)
                                           ------------      --------       -----------
       Net realized gain (loss) on
          investments...................     12,612,195        14,556         1,229,897
  Realized gain distribution received...      4,557,324            --         6,841,998
  Change in unrealized appreciation
     (depreciation) on investments......    (12,690,627)       11,241        (5,175,300)
                                           ------------      --------       -----------
       Net gain (loss) on investments...      4,478,892        25,797         2,896,595
                                           ------------      --------       -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................   $  4,489,040      $ 24,959       $ 2,976,719
                                           ============      ========       ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                          MAINSTAY VP
        MAINSTAY VP                                                       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
          COMMON        MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      CORPORATE      ICAP SELECT      INCOME AND
          STOCK--      CONVERTIBLE--   FLOATING RATE--   GOVERNMENT--       BOND--         EQUITY--         GROWTH--
       INITIAL CLASS   INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------


        $ 1,373,921      $ 13,432         $  34,586        $ 44,441       $   970,498      $     923       $      489
           (278,073)       (1,575)           (2,342)         (3,347)          (50,431)        (1,324)             (70)
        -----------      --------         ---------        --------       -----------      ---------       ----------
          1,095,848        11,857            32,244          41,094           920,067           (401)             419
        -----------      --------         ---------        --------       -----------      ---------       ----------


            984,418        55,819           245,476          60,922         3,180,382        215,349        1,020,668
           (745,435)      (49,519)         (250,235)        (59,767)       (2,913,076)      (176,955)        (895,894)
        -----------      --------         ---------        --------       -----------      ---------       ----------
            238,983         6,300            (4,759)          1,155           267,306         38,394          124,774
          8,180,167        15,042                --              --                --          6,098            3,199

         (4,406,055)       36,845           (17,244)          9,531        (1,063,401)       (32,808)        (128,357)
        -----------      --------         ---------        --------       -----------      ---------       ----------
          4,013,095        58,187           (22,003)         10,686          (796,095)        11,684             (384)
        -----------      --------         ---------        --------       -----------      ---------       ----------

        $ 5,108,943      $ 70,044         $  10,241        $ 51,780       $   123,972      $  11,283       $       35
        ===========      ========         =========        ========       ===========      =========       ==========








        MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP                                        AIM V.I.
          MID CAP         MID CAP         S&P 500        SMALL CAP      MAINSTAY VP     MAINSTAY VP         GLOBAL
         GROWTH--         VALUE--         INDEX--        GROWTH--     TOTAL RETURN--      VALUE--     REAL ESTATE FUND--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    SERIES I SHARES
      ------------------------------------------------------------------------------------------------------------------


        $        --     $   690,452    $  2,953,866     $        --     $   278,384    $  2,912,581       $    74,949
            (36,119)       (172,053)     (1,142,606)        (15,432)        (63,443)       (484,337)          (12,602)
        -----------     -----------    ------------     -----------     -----------    ------------       -----------
            (36,119)        518,399       1,811,260         (15,432)        214,941       2,428,244            62,347
        -----------     -----------    ------------     -----------     -----------    ------------       -----------


          5,138,164         578,261      12,893,510       1,951,203       1,462,799       7,006,550        10,188,825
         (4,539,411)       (453,744)    (11,561,694)     (1,893,645)     (1,297,850)     (5,936,883)       (9,693,389)
        -----------     -----------    ------------     -----------     -----------    ------------       -----------
            598,753         124,517       1,331,816          57,558         164,949       1,069,667           495,436
            675,569       5,611,736              --         348,722         843,157      15,074,427           178,886

            (10,892)     (7,156,034)      3,169,157        (545,828)       (933,448)    (15,372,929)         (659,466)
        -----------     -----------    ------------     -----------     -----------    ------------       -----------
          1,263,430      (1,419,781)      4,500,973        (139,548)         74,658         771,165            14,856
        -----------     -----------    ------------     -----------     -----------    ------------       -----------

        $ 1,227,311     $  (901,382)   $  6,312,233     $  (154,980)    $   289,599    $  3,199,409       $    77,203
        ===========     ===========    ============     ===========     ===========    ============       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2007




                                              AIM V.I.      ALGER AMERICAN   ALGER AMERICAN
                                            INTERNATIONAL      LEVERAGED          SMALL
                                            GROWTH FUND--      ALLCAP--     CAPITALIZATION--
                                           SERIES I SHARES  CLASS O SHARES   CLASS O SHARES
                                          --------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $  7,733         $     --        $        --
  Mortality and expense risk charges....        (4,096)            (394)           (10,878)
                                              --------         --------        -----------
       Net investment income (loss).....         3,637             (394)           (10,878)
                                              --------         --------        -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        35,891          120,398          1,810,894
  Cost of investments sold..............       (28,367)         (86,911)        (1,445,034)
                                              --------         --------        -----------
       Net realized gain (loss) on
          investments...................         7,524           33,487            365,860
  Realized gain distribution received...            --               --                 --
  Change in unrealized appreciation
     (depreciation) on investments......        70,343           (6,110)            47,289
                                              --------         --------        -----------
       Net gain (loss) on investments...        77,867           27,377            413,149
                                              --------         --------        -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $ 81,504         $ 26,983        $   402,271
                                              ========         ========        ===========






                                                                               DELAWARE VIP
                                                                               INTERNATIONAL
                                            CVS CALVERT                        VALUE EQUITY
                                              SOCIAL                             SERIES--
                                             BALANCED         DAVIS VALUE        STANDARD
                                             PORTFOLIO         PORTFOLIO         CLASS(a)
                                          --------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $   382          $  22,290         $   7,678
  Mortality and expense risk charges....          (78)            (5,403)           (1,644)
                                              -------          ---------         ---------
       Net investment income (loss).....          304             16,887             6,034
                                              -------          ---------         ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        7,110            416,630             4,164
  Cost of investments sold..............       (6,784)          (372,188)           (5,900)
                                              -------          ---------         ---------
       Net realized gain (loss) on
          investments...................          326             44,442            (1,736)
  Realized gain distribution received...          874             75,773           136,377
  Change in unrealized appreciation
     (depreciation) on investments......       (1,059)           (75,021)         (122,761)
                                              -------          ---------         ---------
       Net gain (loss) on investments...          141             45,194            11,880
                                              -------          ---------         ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $   445          $  62,081         $  17,914
                                              =======          =========         =========




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









         ALLIANCE
         BERNSTEIN
            VPS
       INTERNATIONAL
           VALUE         AMERICAN       AMERICAN FUNDS      AMERICAN FUNDS                      AMERICAN FUNDS      AMERICAN FUNDS
        PORTFOLIO--    CENTURY(R) VP   ASSET ALLOCATION      GLOBAL SMALL     AMERICAN FUNDS     GROWTH-INCOME       INTERNATIONAL
          CLASS A         VALUE--           FUND--         CAPITALIZATION--    GROWTH FUND--        FUND--              FUND--
         SHARES(d)       CLASS II      CLASS 2 SHARES(a)   CLASS 2 SHARES(a)  CLASS 2 SHARES   CLASS 2 SHARES(b)   CLASS 2 SHARES(a)
      ------------------------------------------------------------------------------------------------------------------------------


         $     --        $  17,273          $ 3,790             $12,619          $  10,042          $   461            $  23,442
           (1,124)          (4,600)            (735)             (1,954)            (2,859)             (69)              (4,337)
         --------        ---------          -------             -------          ---------          -------            ---------
           (1,124)          12,673            3,055              10,665              7,183              392               19,105
         --------        ---------          -------             -------          ---------          -------            ---------


           18,121          164,255            1,850               5,343            322,358              270              301,966
          (18,855)        (153,187)          (1,768)             (4,693)          (343,152)            (277)            (298,153)
         --------        ---------          -------             -------          ---------          -------            ---------
             (734)          11,068               82                 650            (20,794)              (7)               3,813
               --           97,559            5,424              32,110             81,469              530               81,339

            4,294         (202,705)             351              38,429            (51,868)          (1,894)              30,747
         --------        ---------          -------             -------          ---------          -------            ---------
            3,560          (94,078)           5,857              71,189              8,807           (1,371)             115,899
         --------        ---------          -------             -------          ---------          -------            ---------

         $  2,436        $ (81,405)         $ 8,912             $81,854          $  15,990          $  (979)           $ 135,004
         ========        =========          =======             =======          =========          =======            =========







                                                              DWS DREMAN
        DREYFUS IP      DREYFUS VIF       DREYFUS VIF        SMALL MID CAP          DWS
        TECHNOLOGY      DEVELOPING         EMERGING           VALUE VIP--        SMALL CAP      FIDELITY(R) VIP     FIDELITY(R) VIP
         GROWTH--        LEADERS--         LEADERS--            CLASS A         INDEX VIP--     CONTRAFUND(R)--     EQUITY-INCOME--
      INITIAL SHARES  INITIAL SHARES    INITIAL SHARES         SHARES(c)      CLASS A SHARES     INITIAL CLASS       INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


         $     --        $    163          $      --            $    --        $    167,757       $   190,851         $   175,368
           (2,291)           (104)              (189)              (128)            (76,337)          (69,399)            (39,779)
         --------        --------          ---------            -------        ------------       -----------         -----------
           (2,291)             59               (189)              (128)             91,420           121,452             135,589
         --------        --------          ---------            -------        ------------       -----------         -----------


           61,100          13,475            181,935              4,164          17,875,200         1,843,303           1,830,178
          (48,821)        (12,682)          (176,784)            (4,395)        (16,833,413)       (1,508,251)         (1,604,353)
         --------        --------          ---------            -------        ------------       -----------         -----------
           12,279             793              5,151               (231)          1,041,787           335,052             225,825
               --           2,856                169                 --           1,229,389         5,071,408             773,547

           60,148          (5,994)            (2,357)            (2,356)         (2,657,066)       (2,838,489)         (1,012,516)
         --------        --------          ---------            -------        ------------       -----------         -----------
           72,427          (2,345)             2,963             (2,587)           (385,890)        2,567,971             (13,144)
         --------        --------          ---------            -------        ------------       -----------         -----------

         $ 70,136        $ (2,286)         $   2,774            $(2,715)       $   (294,470)      $ 2,689,423         $   122,445
         ========        ========          =========            =======        ============       ===========         ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2007




                                            FIDELITY(R) VIP     FIDELITY(R) VIP     FIDELITY(R) VIP
                                             FREEDOM 2010        FREEDOM 2020        FREEDOM 2030
                                              PORTFOLIO--         PORTFOLIO--         PORTFOLIO--
                                            INITIAL SHARES      INITIAL SHARES      INITIAL SHARES
                                          ----------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................       $   9,009           $ 19,655            $  13,276
  Mortality and expense risk charges....          (1,626)            (1,998)              (3,114)
                                               ---------           --------            ---------
       Net investment income (loss).....           7,383             17,657               10,162
                                               ---------           --------            ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         262,454             78,570              280,582
  Cost of investments sold..............        (251,238)           (73,207)            (240,474)
                                               ---------           --------            ---------
       Net realized gain (loss) on
          investments...................          11,216              5,363               40,108
  Realized gain distribution received...           8,829             23,222               24,125
  Change in unrealized appreciation
     (depreciation) on investments......             941            (14,354)              (9,868)
                                               ---------           --------            ---------
       Net gain (loss) on investments...          20,986             14,231               54,365
                                               ---------           --------            ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................       $  28,369           $ 31,888            $  64,527
                                               =========           ========            =========






                                                                                      JANUS ASPEN
                                                                  JANUS ASPEN           SERIES
                                              JANUS ASPEN       SERIES MID CAP         WORLDWIDE
                                            SERIES FORTY--         GROWTH--            GROWTH--
                                             INSTITUTIONAL       INSTITUTIONAL       INSTITUTIONAL
                                                SHARES              SHARES              SHARES
                                          ----------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $   21,200          $    15,540          $  7,582
  Mortality and expense risk charges....         (22,361)             (30,089)           (4,856)
                                              ----------          -----------          --------
       Net investment income (loss).....          (1,161)             (14,549)            2,726
                                              ----------          -----------          --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         597,107            1,551,081            73,520
  Cost of investments sold..............        (511,682)          (1,129,848)          (53,516)
                                              ----------          -----------          --------
       Net realized gain (loss) on
          investments...................          85,425              421,233            20,004
  Realized gain distribution received...              --               35,244                --
  Change in unrealized appreciation
     (depreciation) on investments......       1,684,401              796,882            58,831
                                              ----------          -----------          --------
       Net gain (loss) on investments...       1,769,826            1,253,359            78,835
                                              ----------          -----------          --------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $1,768,665          $ 1,238,810          $ 81,561
                                              ==========          ===========          ========




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                FIDELITY(R) VIP
        FIDELITY(R) VIP     FIDELITY(R) VIP       INVESTMENT        FIDELITY(R) VIP     FIDELITY(R) VIP
           GROWTH--           INDEX 500--        GRADE BOND--          MID-CAP--          OVERSEAS--
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      --------------------------------------------------------------------------------------------------


           $  26,229          $ 1,143,920         $   208,259         $   194,469         $   458,485
             (14,339)            (139,986)            (20,478)            (92,536)            (67,249)
           ---------          -----------         -----------         -----------         -----------
              11,890            1,003,934             187,781             101,933             391,236
           ---------          -----------         -----------         -----------         -----------


             303,641            7,759,098           1,846,525           4,071,318           8,174,242
            (234,131)          (5,979,341)         (1,883,753)         (3,270,783)         (6,760,347)
           ---------          -----------         -----------         -----------         -----------
              69,510            1,779,757             (37,228)            800,535           1,413,895
               3,323                   --                  --           1,777,300             947,800

             667,164           (1,282,767)             69,653             306,951            (370,320)
           ---------          -----------         -----------         -----------         -----------
             739,997              496,990              32,425           2,884,786           1,991,375
           ---------          -----------         -----------         -----------         -----------

           $ 751,887          $ 1,500,924         $   220,206         $ 2,986,719         $ 2,382,611
           =========          ===========         ===========         ===========         ===========


        FIDELITY(R)
            VIP          JANUS ASPEN
           VALUE           SERIES
       STRATEGIES--      BALANCED--
       SERVICE CLASS    INSTITUTIONAL
             2             SHARES
      --------------------------------

         $  2,146        $  399,461
           (1,385)          (88,756)
         --------        ----------
              761           310,705
         --------        ----------

           16,690           519,503
          (16,907)         (450,868)
         --------        ----------
             (217)           68,635
           30,612                --
          (18,929)        1,030,773
         --------        ----------
           11,466         1,099,408
         --------        ----------

         $ 12,227        $1,410,113
         ========        ==========





                                                  LVIP BARON
            LAZARD            LORD ABBETT           GROWTH                                MFS(R) NEW
          RETIREMENT         SERIES FUND--       OPPORTUNITIES     MFS(R) INVESTORS        DISCOVERY
         INTERNATIONAL       MID-CAP VALUE       FUND--SERVICE      TRUST SERIES--         SERIES--
       EQUITY PORTFOLIO        PORTFOLIO         CLASS SHARES        INITIAL CLASS       INITIAL CLASS
      --------------------------------------------------------------------------------------------------


           $  75,517          $    61,726          $      --            $ 1,671             $    --
              (9,048)             (54,189)            (6,007)              (510)                (45)
           ---------          -----------          ---------            -------             -------
              66,469                7,537             (6,007)             1,161                 (45)
           ---------          -----------          ---------            -------             -------


             330,437            4,118,292            252,618              4,178               7,224
            (336,623)          (3,772,342)          (239,947)            (2,598)             (6,124)
           ---------          -----------          ---------            -------             -------
              (6,186)             345,950             12,671              1,580               1,100
             512,480            1,814,743            154,836              1,695               1,075

            (293,853)          (2,301,048)          (175,271)            14,901              (1,382)
           ---------          -----------          ---------            -------             -------
             212,441             (140,355)            (7,764)            18,176                 793
           ---------          -----------          ---------            -------             -------

           $ 278,910          $  (132,818)         $ (13,771)           $19,337             $   748
           =========          ===========          =========            =======             =======


                            MORGAN STANLEY
       MFS(R) UTILITIES      UIF EMERGING
           SERIES--         MARKETS DEBT--
         INITIAL CLASS          CLASS I
      --------------------------------------

           $   9,044           $  41,348
              (4,407)             (2,127)
           ---------           ---------
               4,637              39,221
           ---------           ---------

             212,011             124,410
            (178,565)           (126,118)
           ---------           ---------
              33,446              (1,708)
              65,558              17,667
             130,901             (21,423)
           ---------           ---------
             229,905              (5,464)
           ---------           ---------

           $ 234,542           $  33,757
           =========           =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2007



                                          MORGAN STANLEY
                                           UIF EMERGING   MORGAN STANLEY     PIMCO LOW
                                              MARKETS      UIF U.S. REAL    DURATION--
                                             EQUITY--        ESTATE--     ADMINISTRATIVE
                                              CLASS I         CLASS I      CLASS SHARES
                                          ----------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   22,710      $   120,268      $ 16,583
  Mortality and expense risk charges....       (25,157)         (40,655)       (1,485)
                                            ----------      -----------      --------
       Net investment income (loss).....        (2,447)          79,613        15,098
                                            ----------      -----------      --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       464,980        2,745,880        29,912
  Cost of investments sold..............      (212,754)      (2,146,067)      (29,524)
                                            ----------      -----------      --------
       Net realized gain (loss) on
          investments...................       252,226          599,813           388
  Realized gain distribution received...       579,373          939,199            --
  Change in unrealized appreciation
     (depreciation) on investments......     1,112,724       (3,980,199)       10,318
                                            ----------      -----------      --------
       Net gain (loss) on investments...     1,944,323       (2,441,187)       10,706
                                            ----------      -----------      --------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $1,941,876      $(2,361,574)     $ 25,804
                                            ==========      ===========      ========








                                                           T. ROWE PRICE
                                           T. ROWE PRICE   INTERNATIONAL   T. ROWE PRICE
                                             INDEX 500         STOCK       LIMITED-TERM
                                             PORTFOLIO       PORTFOLIO    BOND PORTFOLIO
                                          ----------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  6,165        $  29,380       $  51,154
  Mortality and expense risk charges....       (1,595)          (6,635)         (4,591)
                                             --------        ---------       ---------
       Net investment income (loss).....        4,570           22,745          46,563
                                             --------        ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       19,477          135,302         450,266
  Cost of investments sold..............      (15,969)        (103,908)       (446,830)
                                             --------        ---------       ---------
       Net realized gain (loss) on
          investments...................        3,508           31,394           3,436
  Realized gain distribution received...           --          236,089              --
  Change in unrealized appreciation
     (depreciation) on investments......        8,346          (95,152)         11,238
                                             --------        ---------       ---------
       Net gain (loss) on investments...       11,854          172,331          14,674
                                             --------        ---------       ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $ 16,424        $ 195,076       $  61,237
                                             ========        =========       =========




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                               ROYCE           ROYCE
        PIMCO REAL        PIMCO TOTAL       PIMCO U.S.       MICRO-CAP       SMALL-CAP     T. ROWE PRICE
         RETURN--          RETURN--        GOVERNMENT--     PORTFOLIO--     PORTFOLIO--      BLUE CHIP      T. ROWE PRICE
      ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    INVESTMENT      INVESTMENT        GROWTH        EQUITY INCOME
       CLASS SHARES      CLASS SHARES      CLASS SHARES        CLASS           CLASS         PORTFOLIO        PORTFOLIO
      --------------------------------------------------------------------------------------------------------------------


        $   171,208       $   979,748        $   2,058       $  55,192       $   1,969      $    37,247      $   360,729
            (15,827)          (90,147)            (277)        (12,532)        (11,973)         (35,272)         (81,608)
        -----------       -----------        ---------       ---------       ---------      -----------      -----------
            155,381           889,601            1,781          42,660         (10,004)           1,975          279,121
        -----------       -----------        ---------       ---------       ---------      -----------      -----------


            988,652         8,042,482          585,126         549,514         288,010        3,158,367        4,662,732
         (1,065,899)       (8,244,524)        (590,216)       (444,326)       (275,235)      (2,508,063)      (3,991,566)
        -----------       -----------        ---------       ---------       ---------      -----------      -----------
            (77,247)         (202,042)          (5,090)        105,188          12,775          650,304          671,166
             11,107                --               --         314,497         171,318               --        1,310,707

            315,800         1,114,403           11,978        (360,610)       (341,247)         231,054       (1,931,299)
        -----------       -----------        ---------       ---------       ---------      -----------      -----------
            249,660           912,361            6,888          59,075        (157,154)         881,358           50,574
        -----------       -----------        ---------       ---------       ---------      -----------      -----------

        $   405,041       $ 1,801,962        $   8,669       $ 101,735       $(167,158)     $   883,333      $   329,695
        ===========       ===========        =========       =========       =========      ===========      ===========






                                              VAN ECK
                         T. ROWE PRICE       WORLDWIDE      VAN ECK WIT
       T. ROWE PRICE       PERSONAL          ABSOLUTE     WORLDWIDE BOND
        NEW AMERICA        STRATEGY        RETURN--INI-    FUND--INITIAL
          GROWTH           BALANCED            TIAL            CLASS
         PORTFOLIO         PORTFOLIO       CLASS SHARES      SHARES(E)
      ------------------------------------------------------------------


         $      --       $    297,686         $ 1,848           $--
            (6,497)           (63,362)         (1,321)           --
         ---------       ------------         -------           ---
            (6,497)           234,324             527            --
         ---------       ------------         -------           ---


           668,036         14,704,778           6,553            --
          (585,397)       (13,277,461)         (5,933)           --
         ---------       ------------         -------           ---
            82,639          1,427,317             620            --
           219,632          1,242,621           6,351            --

          (110,880)        (1,682,804)            361             4
         ---------       ------------         -------           ---
           191,391            987,134           7,332             4
         ---------       ------------         -------           ---

         $ 184,894       $  1,221,458         $ 7,859           $ 4
         =========       ============         =======           ===





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2007
and December 31, 2006




                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                            BOND--                      CAPITAL APPRECIATION--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $    49,544       $    (8,568)      $   (55,954)     $    (18,386)
     Net realized gain (loss) on investments................          51,739           (41,551)        2,150,019           815,618
     Realized gain distribution received....................              --                --                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................          (7,623)          185,215           145,687           (86,249)
                                                                 -----------       -----------       -----------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................          93,660           135,096         2,239,752           710,983
                                                                 -----------       -----------       -----------      ------------
  Contributions and (withdrawals):
     Payments received from policyowners....................         313,459         1,116,821            14,160         3,931,846
     Cost of insurance......................................         (22,746)         (143,367)         (137,458)         (214,434)
     Policyowners' surrenders...............................      (1,071,643)             (142)         (870,721)           (8,996)
     Net transfers from (to) Fixed Account..................         155,672        (1,689,903)       (4,856,385)      (11,520,845)
     Transfers between Investment Divisions.................          14,995        (4,795,568)          471,308        11,090,572
     Policyowners' death benefits...........................         (32,772)               --                --                --
                                                                 -----------       -----------       -----------      ------------
       Net contributions and (withdrawals)..................        (643,035)       (5,512,159)       (5,379,096)        3,278,143
                                                                 -----------       -----------       -----------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................               3              (257)           (1,252)             (936)
                                                                 -----------       -----------       -----------      ------------
          Increase (decrease) in net assets.................        (549,372)       (5,377,320)       (3,140,596)        3,988,190
NET ASSETS:
     Beginning of year......................................       2,257,209         7,634,529        22,881,836        18,893,646
                                                                 -----------       -----------       -----------      ------------
     End of year............................................     $ 1,707,837       $ 2,257,209       $19,741,240      $ 22,881,836
                                                                 ===========       ===========       ===========      ============





                                                                                                              MAINSTAY VP
                                                                          MAINSTAY VP                         HIGH YIELD
                                                                         GOVERNMENT--                      CORPORATE BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   41,094        $    (2,108)      $   920,067       $    77,588
     Net realized gain (loss) on investments................          1,155             10,673           267,306           699,507
     Realized gain distribution received....................             --                 --                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................          9,531             24,090        (1,063,401)          (24,458)
                                                                 ----------        -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         51,780             32,655           123,972           752,637
                                                                 ----------        -----------       -----------       -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................        166,705            345,346         2,639,430         2,307,423
     Cost of insurance......................................        (12,290)           (32,647)          (99,489)         (146,105)
     Policyowners' surrenders...............................             --               (995)          (14,272)             (261)
     Net transfers from (to) Fixed Account..................        133,880             15,930         5,043,181         1,064,380
     Transfers between Investment Divisions.................        554,008         (1,168,784)        1,187,215        (4,583,772)
     Policyowners' death benefits...........................             --                 --                --                --
                                                                 ----------        -----------       -----------       -----------
       Net contributions and (withdrawals)..................        842,303           (841,150)        8,756,065        (1,358,335)
                                                                 ----------        -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             (3)               (50)               (3)             (484)
                                                                 ----------        -----------       -----------       -----------
          Increase (decrease) in net assets.................        894,080           (808,545)        8,880,034          (606,182)
NET ASSETS:
     Beginning of year......................................        463,524          1,272,069         6,265,699         6,871,881
                                                                 ----------        -----------       -----------       -----------
     End of year............................................     $1,357,604        $   463,524       $15,145,733       $ 6,265,699
                                                                 ==========        ===========       ===========       ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2006 (Commencement of Investments) through December 2006.
(b) For the period February 2006 (Commencement of Investments) through December 2006.
(c) For the period July 2006 (Commencement of Investments) through December
    2006.
(d) For the period August 2006 (Commencement of Investments) through December 2006.
(e) For the period December 2006 (Commencement of Investments).
(f) For the period January 2007 (Commencement of Investments) through December 2007.
(g) For the period May 2007 (Commencement of Investments) through December 2007.
(h) For the period June 2007 (Commencement of Investments) through December
    2007.
(i) For the period July 2007 (Commencement of Investments) through December
    2007.
(j) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









                                            MainStay VP                   MainStay VP                   MainStay VP
              MainStay VP                  Common Stock--                Convertible--                Floating Rate--
            Cash Management                Initial Class                 Initial Class                 Initial Class
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007          2006(a)
     -----------------------------------------------------------------------------------------------------------------------



      $  4,453,362   $  1,829,253   $  1,095,848   $    327,293     $ 11,857       $   7,975      $ 32,244       $  7,769
              (671)           203        238,983        171,329        6,300          43,418        (4,759)          (419)
                --             --      8,180,167      2,249,612       15,042              --            --             --

             1,156         (1,504)    (4,406,055)    11,800,476       36,845           6,787       (17,244)            19
      ------------   ------------   ------------   ------------     --------       ---------      --------       --------

         4,453,847      1,827,952      5,108,943     14,548,710       70,044          58,180        10,241          7,369
      ------------   ------------   ------------   ------------     --------       ---------      --------       --------

        62,252,552     63,888,470        277,457        211,274      171,668         170,189       223,391         27,117
        (1,341,349)      (481,788)      (580,608)      (468,286)      (3,608)         (4,430)      (17,877)        (4,760)
          (339,179)    (6,842,290)       (51,755)            --           --              --            --             --
        36,311,103      5,955,052        487,186         53,712      (46,828)       (312,935)        9,617        219,149
       (22,190,128)   (43,004,454)        30,673         28,685          973              --       (70,401)        95,395
           (19,007)            --             --       (144,432)          --              --            --             --
      ------------   ------------   ------------   ------------     --------       ---------      --------       --------
        74,673,992     19,514,990        162,953       (319,047)     122,205        (147,176)      144,730        336,901
      ------------   ------------   ------------   ------------     --------       ---------      --------       --------


            (1,119)          (244)        (2,951)        (9,844)         (28)            (20)           --             --
      ------------   ------------   ------------   ------------     --------       ---------      --------       --------
        79,126,720     21,342,698      5,268,945     14,219,819      192,221         (89,016)      154,971        344,270

        55,810,162     34,467,464    104,206,163     89,986,344      429,748         518,764       344,270             --
      ------------   ------------   ------------   ------------     --------       ---------      --------       --------
      $134,936,882   $ 55,810,162   $109,475,108   $104,206,163     $621,969       $ 429,748      $499,241       $344,270
      ============   ============   ============   ============     ========       =========      ========       ========






              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
          ICAP SELECT EQUITY--          INCOME AND GROWTH--          INTERNATIONAL EQUITY--          LARGE CAP GROWTH--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



        $   (401)      $  (1,428)     $     419     $     1,506   $     10,148    $  (220,860)    $   (838)      $    (963)
          38,394          55,597        124,774          13,395     12,612,195      1,552,756       14,556          16,808
           6,098           1,797          3,199          12,618      4,557,324        847,211           --              --

         (32,808)         26,459       (128,357)        119,342    (12,690,627)    17,641,986       11,241           6,468
        --------       ---------      ---------     -----------   ------------    -----------     --------       ---------

          11,283          82,425             35         146,861      4,489,040     19,821,093       24,959          22,313
        --------       ---------      ---------     -----------   ------------    -----------     --------       ---------

              --          17,289             --          51,404      2,921,345      4,330,330           --          11,450
         (10,731)        (18,036)          (555)        (13,451)    (1,367,748)    (1,526,537)      (6,156)         (9,037)
              --        (306,096)        (2,926)         (4,464)    (1,709,308)       (56,808)          --        (203,162)
          19,003          (5,292)       (19,002)            644    (24,432,096)     8,043,149           --            (841)
             961        (293,498)          (961)     (1,095,151)     2,190,338      1,893,117      (66,997)         (2,987)
              --              --             --              --       (177,491)       (78,149)          --              --
        --------       ---------      ---------     -----------   ------------    -----------     --------       ---------
           9,233        (605,633)       (23,444)     (1,061,018)   (22,574,960)    12,605,102      (73,153)       (204,577)
        --------       ---------      ---------     -----------   ------------    -----------     --------       ---------


             (17)            (89)            --              --         (4,456)       (27,998)         (32)            (41)
        --------       ---------      ---------     -----------   ------------    -----------     --------       ---------
          20,499        (523,297)       (23,409)       (914,157)   (18,090,376)    32,398,197      (48,226)       (182,305)

         180,721         704,018         23,409         937,566     92,335,835     59,937,638      191,977         374,282
        --------       ---------      ---------     -----------   ------------    -----------     --------       ---------
        $201,220       $ 180,721      $      --     $    23,409   $ 74,245,459    $92,335,835     $143,751       $ 191,977
        ========       =========      =========     ===========   ============    ===========     ========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                        MID CAP CORE--                     MID CAP GROWTH--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $    80,124       $  (142,123)      $   (36,119)      $  (15,109)
     Net realized gain (loss) on investments................       1,229,897           320,070           598,753           61,748
     Realized gain distribution received....................       6,841,998           410,739           675,569          173,087
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (5,175,300)        7,192,494           (10,892)         256,842
                                                                 -----------       -----------       -----------       ----------
       Net increase (decrease) in net assets resulting from
          operations........................................       2,976,719         7,781,180         1,227,311          476,568
                                                                 -----------       -----------       -----------       ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................         165,302         3,816,726           780,295        2,049,576
     Cost of insurance......................................        (342,699)         (247,184)          (61,520)         (30,347)
     Policyowners' surrenders...............................          (1,558)          (11,090)             (709)          (9,752)
     Net transfers from (to) Fixed Account..................        (634,155)        7,741,832        (1,015,986)       3,618,876
     Transfers between Investment Divisions.................       2,097,895         5,286,678           209,560        3,279,737
     Policyowners' death benefits...........................              --                --            (8,686)              --
                                                                 -----------       -----------       -----------       ----------
       Net contributions and (withdrawals)..................       1,284,785        16,586,962           (97,046)       8,908,090
                                                                 -----------       -----------       -----------       ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (1,005)           (4,163)               --               --
                                                                 -----------       -----------       -----------       ----------
          Increase (decrease) in net assets.................       4,260,499        24,363,979         1,130,265        9,384,658
NET ASSETS:
     Beginning of year......................................      67,858,880        43,494,901         9,850,911          466,253
                                                                 -----------       -----------       -----------       ----------
     End of year............................................     $72,119,379       $67,858,880       $10,981,176       $9,850,911
                                                                 ===========       ===========       ===========       ==========






                                                                          MainStay VP                       AIM V.I. Global
                                                                            Value--                       Real Estate Fund--
                                                                         Initial Class                      Series I Shares
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007             2006(c)
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $  2,428,244      $    221,110       $    62,347       $   42,115
     Net realized gain (loss) on investments................       1,069,667           685,971           495,436              252
     Realized gain distribution received....................      15,074,427         2,525,048           178,886          150,459
     Change in unrealized appreciation (depreciation) on
       investments..........................................     (15,372,929)       23,026,574          (659,466)         280,711
                                                                ------------      ------------       -----------       ----------
       Net increase (decrease) in net assets resulting from
          operations........................................       3,199,409        26,458,703            77,203          473,537
                                                                ------------      ------------       -----------       ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          10,945         2,350,061            98,087          294,216
     Cost of insurance......................................        (927,070)         (756,975)          (20,599)          (1,073)
     Policyowners' surrenders...............................          (1,533)           (4,382)             (245)              --
     Net transfers from (to) Fixed Account..................         821,111          (186,230)       (5,196,955)       4,812,883
     Transfers between Investment Divisions.................       1,357,045         8,462,624           675,362              591
     Policyowners' death benefits...........................              --                --                --               --
                                                                ------------      ------------       -----------       ----------
       Net contributions and (withdrawals)..................       1,260,498         9,865,098        (4,444,350)       5,106,617
                                                                ------------      ------------       -----------       ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (1,875)          (16,316)                3               --
                                                                ------------      ------------       -----------       ----------
          Increase (decrease) in net assets.................       4,458,032        36,307,485        (4,367,144)       5,580,154
NET ASSETS:
     Beginning of year......................................     173,144,518       136,837,033         5,580,154               --
                                                                ------------      ------------       -----------       ----------
     End of year............................................    $177,602,550      $173,144,518       $ 1,213,010       $5,580,154
                                                                ============      ============       ===========       ==========




Not all Investment Divisions are available under all policies.
(a) For the period January 2006 (Commencement of Investments) through December 2006.
(b) For the period February 2006 (Commencement of Investments) through December 2006.
(c) For the period July 2006 (Commencement of Investments) through December
    2006.
(d) For the period August 2006 (Commencement of Investments) through December 2006.
(e) For the period December 2006 (Commencement of Investments).
(f) For the period January 2007 (Commencement of Investments) through December 2007.
(g) For the period May 2007 (Commencement of Investments) through December 2007.
(h) For the period June 2007 (Commencement of Investments) through December
    2007.
(i) For the period July 2007 (Commencement of Investments) through December
    2007.
(j) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MID CAP VALUE--               S&P 500 INDEX--              SMALL CAP GROWTH--              TOTAL RETURN--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $   518,399    $   (91,632)  $  1,811,260   $   (158,467)   $  (15,432)    $   (8,384)    $   214,941    $    3,343
           124,517         78,999      1,331,816       (105,278)       57,558        (45,017)        164,949       162,372
         5,611,736        822,468             --             --       348,722             39         843,157        37,819

        (7,156,034)     7,104,275      3,169,157     19,402,275      (545,828)       149,097        (933,448)        7,483
       -----------    -----------   ------------   ------------    ----------     ----------     -----------    ----------

          (901,382)     7,914,110      6,312,233     19,138,530      (154,980)        95,735         289,599       211,017
       -----------    -----------   ------------   ------------    ----------     ----------     -----------    ----------

           114,472        114,049      1,524,060      5,639,756        51,504        936,160              --       215,115
          (344,165)      (285,304)    (3,500,689)    (3,099,259)      (20,495)       (10,843)       (146,691)      (34,943)
                --         (4,227)    (1,239,510)      (127,236)       (5,141)        (9,305)             --            --
           190,744       (101,511)    24,124,425     (2,022,809)     (480,239)       989,414       9,197,737       698,693
             4,200          3,884          1,631          3,008       534,466      2,561,151              --            --
                --             --       (391,492)      (282,093)           --             --              --       (40,057)
       -----------    -----------   ------------   ------------    ----------     ----------     -----------    ----------
           (34,749)      (273,109)    20,518,425        111,367        80,095      4,466,577       9,051,046       838,808
       -----------    -----------   ------------   ------------    ----------     ----------     -----------    ----------


               539         (4,948)       (10,557)       (33,016)           --             --            (682)         (350)
       -----------    -----------   ------------   ------------    ----------     ----------     -----------    ----------
          (935,592)     7,636,053     26,820,101     19,216,881       (74,885)     4,562,312       9,339,963     1,049,475

        65,194,844     57,558,791    154,949,585    135,732,704     4,596,765         34,453       2,940,504     1,891,029
       -----------    -----------   ------------   ------------    ----------     ----------     -----------    ----------
       $64,259,252    $65,194,844   $181,769,686   $154,949,585    $4,521,880     $4,596,765     $12,280,467    $2,940,504
       ===========    ===========   ============   ============    ==========     ==========     ===========    ==========





             AIM V.I.                                                                          ALLIANCEBERNSTEIN
       INTERNATIONAL GROWTH                ALGER AMERICAN                ALGER AMERICAN        VPS INTERNATIONAL
              FUND--                     LEVERAGED ALLCAP--          SMALL CAPITALIZATION--    VALUE PORTFOLIO--
          SERIES I SHARES                  CLASS O SHARES                CLASS O SHARES          CLASS A SHARES
---------------------------------- ----------------------------- ----------------------------- -----------------
          2007          2006(c)         2007           2006           2007           2006           2007(i)
     -----------------------------------------------------------------------------------------------------------



       $    3,637       $   249       $    (394)     $   (277)     $  (10,878)    $   (3,317)       $ (1,124)
            7,524            15          33,487         5,614         365,860         13,865            (734)
               --            --              --            --              --             --              --

           70,343         3,468          (6,110)       23,371          47,289        167,676           4,294
       ----------       -------       ---------      --------      ----------     ----------        --------

           81,504         3,732          26,983        28,708         402,271        178,224           2,436
       ----------       -------       ---------      --------      ----------     ----------        --------

          163,678           674              --        23,963         336,208        442,115          52,338
          (12,760)         (153)           (897)       (1,128)        (26,613)       (13,852)         (4,131)
             (396)           --              --          (942)           (592)       (56,268)           (392)
          675,559        23,720        (119,108)       20,081        (436,805)       356,148          89,742
        3,614,590         1,856              --        46,347          39,720        859,133         523,587
               --            --              --            --          (5,155)            --              --
       ----------       -------       ---------      --------      ----------     ----------        --------
        4,440,671        26,097        (120,005)       88,321         (93,237)     1,587,276         661,144
       ----------       -------       ---------      --------      ----------     ----------        --------



               --            --              --            --              (6)            (8)             --
       ----------       -------       ---------      --------      ----------     ----------        --------
        4,522,175        29,829         (93,022)      117,029         309,028      1,765,492         663,580

           29,829            --         143,536        26,507       1,974,183        208,691              --
       ----------       -------       ---------      --------      ----------     ----------        --------
       $4,552,004       $29,829       $  50,514      $143,536      $2,283,211     $1,974,183        $663,580
       ==========       =======       =========      ========      ==========     ==========        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                                                                           AMERICAN                         AMERICAN FUNDS
                                                                         CENTURY(R) VP                     ASSET ALLOCATION
                                                                            VALUE--                             FUND--
                                                                           CLASS II                         CLASS 2 SHARES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006             2007(f)            2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   12,673         $  2,591          $  3,055          $      --
     Net realized gain (loss) on investments................         11,068           (2,951)               82                 --
     Realized gain distribution received....................         97,559           26,264             5,424                 --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       (202,705)          49,778               351                 --
                                                                 ----------         --------          --------          ---------
       Net increase (decrease) in net assets resulting from
          operations........................................        (81,405)          75,682             8,912                 --
                                                                 ----------         --------          --------          ---------
  Contributions and (withdrawals):
     Payments received from policyowners....................        181,755          156,387            19,589                 --
     Cost of insurance......................................        (14,432)          (7,405)           (1,456)                --
     Policyowners' surrenders...............................         (2,935)         (57,606)               --                 --
     Net transfers from (to) Fixed Account..................        546,811           23,909           151,119                 --
     Transfers between Investment Divisions.................         57,814          142,194                --                 --
     Policyowners' death benefits...........................         (1,833)              --                --                 --
                                                                 ----------         --------          --------          ---------
       Net contributions and (withdrawals)..................        767,180          257,479           169,252                 --
                                                                 ----------         --------          --------          ---------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             13              (25)               --                 --
                                                                 ----------         --------          --------          ---------
          Increase (decrease) in net assets.................        685,788          333,136           178,164                 --
NET ASSETS:
     Beginning of year......................................        575,969          242,833                --                 --
                                                                 ----------         --------          --------          ---------
     End of year............................................     $1,261,757         $575,969          $178,164           $     --
                                                                 ==========         ========          ========          =========





                                                                          CVS CALVERT
                                                                        SOCIAL BALANCED                          DAVIS
                                                                           PORTFOLIO                        VALUE PORTFOLIO
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $   304          $    (673)       $   16,887         $  2,323
     Net realized gain (loss) on investments................           326             50,303            44,442           (1,448)
     Realized gain distribution received....................           874                381            75,773               --
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (1,059)           (30,913)          (75,021)          47,443
                                                                   -------          ---------        ----------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................           445             19,098            62,081           48,318
                                                                   -------          ---------        ----------         --------
  Contributions and (withdrawals):
     Payments received from policyowners....................            --             91,395           824,494          110,179
     Cost of insurance......................................          (279)            (2,708)          (16,490)          (6,022)
     Policyowners' surrenders...............................        (6,753)           (11,126)               --               --
     Net transfers from (to) Fixed Account..................            --           (946,151)          608,985          105,527
     Transfers between Investment Divisions.................            --               (671)           (3,577)              --
     Policyowners' death benefits...........................            --                 --                --               --
                                                                   -------          ---------        ----------         --------
       Net contributions and (withdrawals)..................        (7,032)          (869,261)        1,413,412          209,684
                                                                   -------          ---------        ----------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                 --                --              (12)
                                                                   -------          ---------        ----------         --------
          Increase (decrease) in net assets.................        (6,587)          (850,163)        1,475,493          257,990
NET ASSETS:
     Beginning of year......................................        22,133            872,296           458,074          200,084
                                                                   -------          ---------        ----------         --------
     End of year............................................       $15,546          $  22,133        $1,933,567         $458,074
                                                                   =======          =========        ==========         ========




Not all Investment Divisions are available under all policies.
(a) For the period January 2006 (Commencement of Investments) through December 2006.
(b) For the period February 2006 (Commencement of Investments) through December 2006.
(c) For the period July 2006 (Commencement of Investments) through December
    2006.
(d) For the period August 2006 (Commencement of Investments) through December 2006.
(e) For the period December 2006 (Commencement of Investments).
(f) For the period January 2007 (Commencement of Investments) through December 2007.
(g) For the period May 2007 (Commencement of Investments) through December 2007.
(h) For the period June 2007 (Commencement of Investments) through December
    2007.
(i) For the period July 2007 (Commencement of Investments) through December
    2007.
(j) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









             AMERICAN FUNDS                                              AMERICAN FUNDS                AMERICAN FUNDS
              GLOBAL SMALL                 AMERICAN FUNDS                GROWTH-INCOME                 INTERNATIONAL
            CAPITALIZATION--               GROWTH FUND--                     FUND--                        FUND--
             CLASS 2 SHARES                CLASS 2 SHARES                CLASS 2 SHARES                CLASS 2 SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
         2007(f)         2006           2007          2006(e)        2007(g)         2006          2007(f)         2006
     -----------------------------------------------------------------------------------------------------------------------



        $ 10,665       $      --     $    7,183       $   --         $   392          $--        $   19,105              $--
             650              --        (20,794)          --              (7)          --             3,813               --
          32,110              --         81,469           --             530           --            81,339               --

          38,429              --        (51,868)         (23)         (1,894)          --            30,747               --
        --------       ---------     ----------       ------         -------          ---        ----------              ---

          81,854              --         15,990          (23)           (979)          --           135,004               --
        --------       ---------     ----------       ------         -------          ---        ----------              ---

          47,708              --         25,331           --           3,754           --            27,129               --
          (3,473)             --         (3,388)          --            (297)          --            (5,813)              --
            (876)             --           (577)          --              --           --            (7,963)              --
         345,854              --        910,672        5,213           3,102           --         1,447,843               --
              --              --        380,726           --          27,190           --            51,291               --
              --              --             --           --              --           --                --               --
        --------       ---------     ----------       ------         -------          ---        ----------              ---
         389,213              --      1,312,764        5,213          33,749           --         1,512,487               --
        --------       ---------     ----------       ------         -------          ---        ----------              ---


              --              --             --           --              --           --                (7)              --
        --------       ---------     ----------       ------         -------          ---        ----------              ---
         471,067              --      1,328,754        5,190          32,770           --         1,647,484               --

              --              --          5,190           --              --           --                --               --
        --------       ---------     ----------       ------         -------          ---        ----------              ---
        $471,067        $     --     $1,333,944       $5,190         $32,770          $--        $1,647,484              $--
        ========       =========     ==========       ======         =======          ===        ==========              ===





       DELAWARE VIP INTERNATIONAL            DREYFUS IP                   DREYFUS VIF                   DREYFUS VIF
         VALUE EQUITY SERIES--          TECHNOLOGY GROWTH--           DEVELOPING LEADERS--           EMERGING LEADERS--
             STANDARD CLASS                INITIAL SHARES                INITIAL SHARES                INITIAL SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
         2007(f)         2006           2007           2006           2007           2006           2007          2006(b)
     -----------------------------------------------------------------------------------------------------------------------



        $   6,034         $--         $ (2,291)      $ (1,617)      $     59       $     701      $    (189)         $   (26)
           (1,736)         --           12,279         10,402            793         (29,549)         5,151           (1,070)
          136,377          --               --             --          2,856          29,484            169              813

         (122,761)         --           60,148          6,531         (5,994)        (31,404)        (2,357)           2,357
        ---------         ---         --------       --------       --------       ---------      ---------          -------

           17,914          --           70,136         15,316         (2,286)        (30,768)         2,774            2,074
        ---------         ---         --------       --------       --------       ---------      ---------          -------

           44,867          --          143,642         38,310             --          85,931          4,649            1,025
           (2,884)         --           (7,033)        (5,270)          (509)         (4,990)          (963)          (1,036)
               --          --             (851)        (7,126)          (901)         (5,507)            --             (314)
          342,843          --          113,196          1,815        (11,961)       (302,249)       124,016           11,837
               --          --            4,599         (2,892)            --         (39,019)      (148,916)           4,854
               --          --          (28,846)            --             --              --             --               --
        ---------         ---         --------       --------       --------       ---------      ---------          -------
          384,826          --          224,707         24,837        (13,371)       (265,834)       (21,214)          16,366
        ---------         ---         --------       --------       --------       ---------      ---------          -------


               --          --               --             --             --              --             --               --
        ---------         ---         --------       --------       --------       ---------      ---------          -------
          402,740          --          294,843         40,153        (15,657)       (296,602)       (18,440)          18,440

               --          --          376,290        336,137         34,530         331,132         18,440               --
        ---------         ---         --------       --------       --------       ---------      ---------          -------
        $ 402,740         $--         $671,133       $376,290       $ 18,873       $  34,530      $      --          $18,440
        =========         ===         ========       ========       ========       =========      =========          =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006





                                                                        DWS DREMAN                       DWS
                                                                SMALL MID CAP VALUE VIP--       SMALL CAP INDEX VIP--
                                                                      CLASS A SHARES                CLASS A SHARES
                                                                -------------------------    ---------------------------
                                                                         2007(h)                 2007            2006
                                                                --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................            $     (128)          $     91,420    $    16,828
     Net realized gain (loss) on investments................                  (231)             1,041,787        485,340
     Realized gain distribution received....................                    --              1,229,389        481,851
     Change in unrealized appreciation (depreciation) on
       investments..........................................                (2,356)            (2,657,066)     1,271,831
                                                                        ----------           ------------    -----------
       Net increase (decrease) in net assets resulting from
          operations........................................                (2,715)              (294,470)     2,255,850
                                                                        ----------           ------------    -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................                 3,792                970,990      4,635,135
     Cost of insurance......................................                  (463)              (119,554)       (84,864)
     Policyowners' surrenders...............................                    --                 (6,665)            --
     Net transfers from (to) Fixed Account..................                95,778            (10,293,148)     1,015,191
     Transfers between Investment Divisions.................             1,123,517               (917,014)     8,103,126
     Policyowners' death benefits...........................                    --                (49,641)            --
                                                                        ----------           ------------    -----------
       Net contributions and (withdrawals)..................             1,222,624            (10,415,032)    13,668,588
                                                                        ----------           ------------    -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................                    --                      2            (22)
                                                                        ----------           ------------    -----------
          Increase (decrease) in net assets.................             1,219,909            (10,709,500)    15,924,416
NET ASSETS:
     Beginning of year......................................                    --             25,082,125      9,157,709
                                                                        ----------           ------------    -----------
     End of year............................................            $1,219,909           $ 14,372,625    $25,082,125
                                                                        ==========           ============    ===========





                                                                        FIDELITY(R) VIP                     FIDELITY(R) VIP
                                                                   FREEDOM 2030 PORTFOLIO--                    GROWTH--
                                                                        INITIAL SHARES                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007             2006(d)            2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  10,162         $  3,156         $   11,890        $     4,106
     Net realized gain (loss) on investments................         40,108              129             69,510            364,011
     Realized gain distribution received....................         24,125            2,347              3,323                 --
     Change in unrealized appreciation (depreciation) on
       investments..........................................         (9,868)          13,032            667,164           (187,821)
                                                                  ---------         --------         ----------        -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         64,527           18,664            751,887            180,296
                                                                  ---------         --------         ----------        -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................         70,764                1            570,414            660,442
     Cost of insurance......................................        (14,197)          (1,744)           (24,531)           (21,517)
     Policyowners' surrenders...............................         (3,557)              --             (3,353)               (68)
     Net transfers from (to) Fixed Account..................        540,151          213,429            132,677         (2,132,116)
     Transfers between Investment Divisions.................       (244,501)              --                 --                 --
     Policyowners' death benefits...........................             --               --                 --                 --
                                                                  ---------         --------         ----------        -----------
       Net contributions and (withdrawals)..................        348,660          211,686            675,207         (1,493,259)
                                                                  ---------         --------         ----------        -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --               --                (11)                (9)
                                                                  ---------         --------         ----------        -----------
          Increase (decrease) in net assets.................        413,187          230,350          1,427,083         (1,312,972)
NET ASSETS:
     Beginning of year......................................        230,350               --          2,639,072          3,952,044
                                                                  ---------         --------         ----------        -----------
     End of year............................................      $ 643,537         $230,350         $4,066,155        $ 2,639,072
                                                                  =========         ========         ==========        ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2006 (Commencement of Investments) through December 2006.
(b) For the period February 2006 (Commencement of Investments) through December 2006.
(c) For the period July 2006 (Commencement of Investments) through December
    2006.
(d) For the period August 2006 (Commencement of Investments) through December 2006.
(e) For the period December 2006 (Commencement of Investments).
(f) For the period January 2007 (Commencement of Investments) through December 2007.
(g) For the period May 2007 (Commencement of Investments) through December 2007.
(h) For the period June 2007 (Commencement of Investments) through December
    2007.
(i) For the period July 2007 (Commencement of Investments) through December
    2007.
(j) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








            FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
            CONTRAFUND(R)--               EQUITY-INCOME--           FREEDOM 2010 PORTFOLIO--      FREEDOM 2020 PORTFOLIO--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL SHARES                INITIAL SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $   121,452    $   106,137    $   135,589    $  185,822      $  7,383       $  2,490       $ 17,657       $  2,174
           335,052        777,683        225,825       414,031        11,216          4,117          5,363          1,056
         5,071,408      1,013,264        773,547       791,653         8,829            759         23,222          1,571

        (2,838,489)      (917,083)    (1,012,516)     (228,858)          941          5,892        (14,354)         5,730
       -----------    -----------    -----------    ----------      --------       --------       --------       --------

         2,689,423        980,001        122,445     1,162,648        28,369         13,258         31,888         10,531
       -----------    -----------    -----------    ----------      --------       --------       --------       --------

         2,661,642      1,849,468      1,059,820     1,345,542       250,871            974        177,722          2,247
          (222,495)      (151,646)       (80,638)      (91,115)       (6,872)        (3,848)       (10,437)        (3,542)
           (54,957)      (430,378)        (7,433)      (93,986)           --             --           (481)            --
           748,550      3,017,634       (917,669)      639,272       (79,909)       (51,761)       247,536         85,190
         2,302,045      1,898,357        758,303      (434,164)       (1,078)            --        325,753             --
           (17,054)            --             --            --            --             --             --             --
       -----------    -----------    -----------    ----------      --------       --------       --------       --------
         5,417,731      6,183,435        812,383     1,365,549       163,012        (54,635)       740,093         83,895
       -----------    -----------    -----------    ----------      --------       --------       --------       --------


              (215)          (257)            (1)         (652)           --             --             (1)            --
       -----------    -----------    -----------    ----------      --------       --------       --------       --------
         8,106,939      7,163,179        934,827     2,527,545       191,381        (41,377)       771,980         94,426

        13,387,332      6,224,153      8,334,413     5,806,868       179,523        220,900        177,042         82,616
       -----------    -----------    -----------    ----------      --------       --------       --------       --------
       $21,494,271    $13,387,332    $ 9,269,240    $8,334,413      $370,904       $179,523       $949,022       $177,042
       ===========    ===========    ===========    ==========      ========       ========       ========       ========





            FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
              INDEX 500--             INVESTMENT GRADE BOND--              MID-CAP--                     OVERSEAS--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $ 1,003,934    $   213,750    $  187,781     $   84,560     $   101,933    $   (20,447)   $   391,236    $     7,940
         1,779,757        254,982       (37,228)       (12,510)        800,535        484,694      1,413,895        359,069
                --             --            --          5,648       1,777,300      1,418,610        947,800         29,092

        (1,282,767)     2,910,407        69,653         51,167         306,951       (336,473)      (370,320)       993,316
       -----------    -----------    ----------     ----------     -----------    -----------    -----------    -----------

         1,500,924      3,379,139       220,206        128,865       2,986,719      1,546,384      2,382,611      1,389,417
       -----------    -----------    ----------     ----------     -----------    -----------    -----------    -----------

         6,888,647      6,615,561     1,456,749      1,156,230       3,276,673      4,024,766      2,599,856      2,630,033
          (497,038)      (360,696)     (107,981)       (63,884)       (324,935)      (210,532)      (196,993)      (124,051)
           (33,436)       (75,153)      (74,698)        (2,015)       (242,736)        (4,694)        (6,134)       (48,831)
        (3,086,650)       701,180       471,564        332,897         398,908      1,522,308     (2,538,698)     3,150,253
           251,968      1,369,142       455,539        202,871      (1,125,222)       908,221     (2,626,299)     2,751,004
           (39,749)            --            --             --         (54,252)            --             --             --
       -----------    -----------    ----------     ----------     -----------    -----------    -----------    -----------
         3,483,742      8,250,034     2,201,173      1,626,099       1,928,436      6,240,069     (2,768,268)     8,358,408
       -----------    -----------    ----------     ----------     -----------    -----------    -----------    -----------


               (34)          (119)          (36)           (26)           (105)           (85)            --            (12)
       -----------    -----------    ----------     ----------     -----------    -----------    -----------    -----------
         4,984,632     11,629,054     2,421,343      1,754,938       4,915,050      7,786,368       (385,657)     9,747,813

        28,255,085     16,626,031     4,096,192      2,341,254      18,437,957     10,651,589     14,042,121      4,294,308
       -----------    -----------    ----------     ----------     -----------    -----------    -----------    -----------
       $33,239,717    $28,255,085    $6,517,535     $4,096,192     $23,353,007    $18,437,957    $13,656,464    $14,042,121
       ===========    ===========    ==========     ==========     ===========    ===========    ===========    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006


                                                                     FIDELITY(R) VIP VALUE                    JANUS ASPEN
                                                                         STRATEGIES--                      SERIES BALANCED--
                                                                        SERVICE CLASS 2                  INSTITUTIONAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $    761          $   (502)        $   310,705       $   212,326
     Net realized gain (loss) on investments................          (217)               60              68,635           670,701
     Realized gain distribution received....................        30,612            27,504                  --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       (18,929)            2,124           1,030,773           407,252
                                                                  --------          --------         -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................        12,227            29,186           1,410,113         1,290,279
                                                                  --------          --------         -----------       -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................        67,634            53,912             985,153         1,095,253
     Cost of insurance......................................        (5,997)           (3,613)           (389,725)         (411,044)
     Policyowners' surrenders...............................       (10,810)           (4,404)            (29,244)         (294,012)
     Net transfers from (to) Fixed Account..................        42,911            50,592             547,944            25,025
     Transfers between Investment Divisions.................        71,187                --           1,256,905        (2,835,208)
     Policyowners' death benefits...........................            --                --             (22,535)               --
                                                                  --------          --------         -----------       -----------
       Net contributions and (withdrawals)..................       164,925            96,487           2,348,498        (2,419,986)
                                                                  --------          --------         -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --              (1,671)           (2,141)
                                                                  --------          --------         -----------       -----------
          Increase (decrease) in net assets.................       177,152           125,673           3,756,940        (1,131,848)
NET ASSETS:
     Beginning of year......................................       254,935           129,262          13,130,476        14,262,324
                                                                  --------          --------         -----------       -----------
     End of year............................................      $432,087          $254,935         $16,887,416       $13,130,476
                                                                  ========          ========         ===========       ===========





                                                                          LORD ABBETT
                                                                         SERIES FUND--                     LVIP BARON GROWTH
                                                                         MID-CAP VALUE                   OPPORTUNITIES FUND--
                                                                           PORTFOLIO                     SERVICE CLASS SHARES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $     7,537       $    16,138       $   (6,007)        $ (1,415)
     Net realized gain (loss) on investments................         345,950           647,042           12,671           28,720
     Realized gain distribution received....................       1,814,743           941,659          154,836               --
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (2,301,048)         (343,541)        (175,271)          55,277
                                                                 -----------       -----------       ----------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................        (132,818)        1,261,298          (13,771)          82,582
                                                                 -----------       -----------       ----------         --------
  Contributions and (withdrawals):
     Payments received from policyowners....................       2,876,661         3,160,540          785,770          178,313
     Cost of insurance......................................        (218,408)         (186,938)         (19,565)          (4,095)
     Policyowners' surrenders...............................         (42,905)          (19,095)            (289)            (328)
     Net transfers from (to) Fixed Account..................      (1,349,274)       (2,130,138)       1,053,258          470,499
     Transfers between Investment Divisions.................         362,074           818,056          164,181            4,854
     Policyowners' death benefits...........................            (204)               --               --               --
                                                                 -----------       -----------       ----------         --------
       Net contributions and (withdrawals)..................       1,627,944         1,642,425        1,983,355          649,243
                                                                 -----------       -----------       ----------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              (1)               (9)              --               (1)
                                                                 -----------       -----------       ----------         --------
          Increase (decrease) in net assets.................       1,495,125         2,903,714        1,969,584          731,824
NET ASSETS:
     Beginning of year......................................      12,072,342         9,168,628          859,581          127,757
                                                                 -----------       -----------       ----------         --------
     End of year............................................     $13,567,467       $12,072,342       $2,829,165         $859,581
                                                                 ===========       ===========       ==========         ========




Not all Investment Divisions are available under all policies.
(a) For the period January 2006 (Commencement of Investments) through December 2006.
(b) For the period February 2006 (Commencement of Investments) through December 2006.
(c) For the period July 2006 (Commencement of Investments) through December
    2006.
(d) For the period August 2006 (Commencement of Investments) through December 2006.
(e) For the period December 2006 (Commencement of Investments).
(f) For the period January 2007 (Commencement of Investments) through December 2007.
(g) For the period May 2007 (Commencement of Investments) through December 2007.
(h) For the period June 2007 (Commencement of Investments) through December
    2007.
(i) For the period July 2007 (Commencement of Investments) through December
    2007.
(j) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








              JANUS ASPEN                   JANUS ASPEN                   JANUS ASPEN                LAZARD RETIREMENT
             SERIES FORTY--           SERIES MID CAP GROWTH--      SERIES WORLDWIDE GROWTH--        INTERNATIONAL EQUITY
          INSTITUTIONAL SHARES          INSTITUTIONAL SHARES          INSTITUTIONAL SHARES               PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $   (1,161)    $    2,957     $  (14,549)    $  (17,643)    $    2,726      $  11,288     $   66,469     $   15,544
           85,425          6,004        421,233        297,478         20,004         55,039         (6,186)        (9,079)
               --             --         35,244             --             --             --        512,480         83,599

        1,684,401        241,378        796,882        264,217         58,831         42,800       (293,853)        66,047
       ----------     ----------     ----------     ----------     ----------      ---------     ----------     ----------

        1,768,665        250,339      1,238,810        544,052         81,561        109,127        278,910        156,111
       ----------     ----------     ----------     ----------     ----------      ---------     ----------     ----------

        1,199,484      1,292,732      1,062,714        698,488         72,113        176,355        506,230        271,218
          (45,386)       (23,723)       (68,279)       (45,381)       (25,550)       (22,286)       (47,112)       (23,489)
               --             --           (778)       (45,450)       (26,348)      (144,751)        (7,047)        (9,375)
          555,130      2,245,576         69,721        301,232         12,297        (81,648)        67,677      1,857,333
          (33,848)         4,733        508,614        350,376         56,779           (701)        (3,317)        12,876
               --             --         (4,353)            --             --             --             --             --
       ----------     ----------     ----------     ----------     ----------      ---------     ----------     ----------
        1,675,380      3,519,318      1,567,639      1,259,265         89,291        (73,031)       516,431      2,108,563
       ----------     ----------     ----------     ----------     ----------      ---------     ----------     ----------


               --             --             --             --            (49)           (65)            (3)            --
       ----------     ----------     ----------     ----------     ----------      ---------     ----------     ----------
        3,444,045      3,769,657      2,806,449      1,803,317        170,803         36,031        795,338      2,264,674

        4,076,582        306,925      5,191,223      3,387,906        875,038        839,007      2,291,050         26,376
       ----------     ----------     ----------     ----------     ----------      ---------     ----------     ----------
       $7,520,627     $4,076,582     $7,997,672     $5,191,223     $1,045,841      $ 875,038     $3,086,388     $2,291,050
       ==========     ==========     ==========     ==========     ==========      =========     ==========     ==========






                 MFS(R)                        MFS(R)                        MFS(R)                  MORGAN STANLEY UIF
        INVESTORS TRUST SERIES--       NEW DISCOVERY SERIES--          UTILITIES SERIES--         EMERGING MARKETS DEBT--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                    CLASS I
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



        $  1,161       $    432        $   (45)      $  (1,349)    $    4,637      $    537       $ 39,221       $ 18,355
           1,580          1,314          1,100          66,254         33,446         2,537         (1,708)        (2,183)
           1,695             --          1,075           8,985         65,558         2,203         17,667          4,094

          14,901         20,317         (1,382)        (64,281)       130,901        81,763        (21,423)         4,934
        --------       --------        -------       ---------     ----------      --------       --------       --------

          19,337         22,063            748           9,609        234,542        87,040         33,757         25,200
        --------       --------        -------       ---------     ----------      --------       --------       --------

              --             --             --         162,190        306,964        61,698        313,235         94,301
          (3,668)        (3,993)          (178)         (2,620)       (19,706)       (4,312)       (10,158)        (4,073)
              --             --           (177)             --        (16,673)       (1,116)        (4,784)          (348)
              --             --         (6,825)       (748,473)         7,464       322,249         83,218        101,855
              --             --             --          (1,856)       152,490       131,343          8,667         12,163
              --             --             --              --           (171)           --             --             --
        --------       --------        -------       ---------     ----------      --------       --------       --------
          (3,668)        (3,993)        (7,180)       (590,759)       430,368       509,862        390,178        203,898
        --------       --------        -------       ---------     ----------      --------       --------       --------


             (11)           (15)            --              --             (8)           --             (4)            (5)
        --------       --------        -------       ---------     ----------      --------       --------       --------
          15,658         18,055         (6,432)       (581,150)       664,902       596,902        423,931        229,093

         194,046        175,991         15,092         596,242        620,705        23,803        308,683         79,590
        --------       --------        -------       ---------     ----------      --------       --------       --------
        $209,704       $194,046        $ 8,660       $  15,092     $1,285,607      $620,705       $732,614       $308,683
        ========       ========        =======       =========     ==========      ========       ========       ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                                                                      MORGAN STANLEY UIF                  MORGAN STANLEY UIF
                                                                   EMERGING MARKETS EQUITY--              U.S. REAL ESTATE--
                                                                            CLASS I                             CLASS I
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (2,447)       $    8,407        $    79,613       $   30,099
     Net realized gain (loss) on investments................        252,226            57,942            599,813          683,755
     Realized gain distribution received....................        579,373            58,847            939,199          284,171
     Change in unrealized appreciation (depreciation) on
       investments..........................................      1,112,724           676,531         (3,980,199)         451,868
                                                                 ----------        ----------        -----------       ----------
       Net increase (decrease) in net assets resulting from
          operations........................................      1,941,876           801,727         (2,361,574)       1,449,893
                                                                 ----------        ----------        -----------       ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................      1,299,856         1,071,018          1,436,173          997,848
     Cost of insurance......................................        (62,009)          (27,956)           (65,582)         (42,030)
     Policyowners' surrenders...............................         (7,837)           (4,665)            (7,768)         (66,314)
     Net transfers from (to) Fixed Account..................      1,032,782            42,633          6,361,776         (998,028)
     Transfers between Investment Divisions.................        920,478            49,374            895,678        1,053,534
     Policyowners' death benefits...........................           (597)               --             (9,810)              --
                                                                 ----------        ----------        -----------       ----------
       Net contributions and (withdrawals)..................      3,182,673         1,130,404          8,610,467          945,010
                                                                 ----------        ----------        -----------       ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (99)              (46)                40              (97)
                                                                 ----------        ----------        -----------       ----------
          Increase (decrease) in net assets.................      5,124,450         1,932,085          6,248,933        2,394,806
NET ASSETS:
     Beginning of year......................................      3,486,062         1,553,977          5,616,564        3,221,758
                                                                 ----------        ----------        -----------       ----------
     End of year............................................     $8,610,512        $3,486,062        $11,865,497       $5,616,564
                                                                 ==========        ==========        ===========       ==========





                                                                             ROYCE                               ROYCE
                                                                     MICRO-CAP PORTFOLIO--               SMALL-CAP PORTFOLIO--
                                                                       INVESTMENT CLASS                    INVESTMENT CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   42,660        $     (558)       $  (10,004)       $   (1,381)
     Net realized gain (loss) on investments................        105,188            98,304            12,775            13,772
     Realized gain distribution received....................        314,497           108,754           171,318            68,043
     Change in unrealized appreciation (depreciation) on
       investments..........................................       (360,610)           49,744          (341,247)           65,639
                                                                 ----------        ----------        ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................        101,735           256,244          (167,158)          146,073
                                                                 ----------        ----------        ----------        ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................        518,796           216,013           601,929           434,285
     Cost of insurance......................................        (47,405)          (17,973)          (35,957)          (15,572)
     Policyowners' surrenders...............................        (21,233)          (83,846)          (19,175)              (75)
     Net transfers from (to) Fixed Account..................      1,001,917           634,422           957,055           170,896
     Transfers between Investment Divisions.................         36,481           324,127           914,456           622,620
     Policyowners' death benefits...........................        (10,490)               --              (284)               --
                                                                 ----------        ----------        ----------        ----------
       Net contributions and (withdrawals)..................      1,478,066         1,072,743         2,418,024         1,212,154
                                                                 ----------        ----------        ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (14)              (33)               --                (4)
                                                                 ----------        ----------        ----------        ----------
          Increase (decrease) in net assets.................      1,579,787         1,328,954         2,250,866         1,358,223
NET ASSETS:
     Beginning of year......................................      2,126,980           798,026         1,545,706           187,483
                                                                 ----------        ----------        ----------        ----------
     End of year............................................     $3,706,767        $2,126,980        $3,796,572        $1,545,706
                                                                 ==========        ==========        ==========        ==========




Not all Investment Divisions are available under all policies.
(a) For the period January 2006 (Commencement of Investments) through December 2006.
(b) For the period February 2006 (Commencement of Investments) through December 2006.
(c) For the period July 2006 (Commencement of Investments) through December
    2006.
(d) For the period August 2006 (Commencement of Investments) through December 2006.
(e) For the period December 2006 (Commencement of Investments).
(f) For the period January 2007 (Commencement of Investments) through December 2007.
(g) For the period May 2007 (Commencement of Investments) through December 2007.
(h) For the period June 2007 (Commencement of Investments) through December
    2007.
(i) For the period July 2007 (Commencement of Investments) through December
    2007.
(j) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                 PIMCO                         PIMCO                         PIMCO                         PIMCO
             LOW DURATION--                REAL RETURN--                 TOTAL RETURN--              U.S. GOVERNMENT--
             ADMINISTRATIVE                ADMINISTRATIVE                ADMINISTRATIVE                ADMINISTRATIVE
              CLASS SHARES                  CLASS SHARES                  CLASS SHARES                  CLASS SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007          2006(c)
     -----------------------------------------------------------------------------------------------------------------------



        $ 15,098       $  11,477     $  155,381     $   83,935     $   889,601    $   465,817     $   1,781      $  6,628
             388          (8,801)       (77,247)       (34,864)       (202,042)      (119,983)       (5,090)           76
              --              --         11,107         71,690              --         75,791            --        12,129

          10,318           7,309        315,800       (104,729)      1,114,403         31,689        11,978        (9,554)
        --------       ---------     ----------     ----------     -----------    -----------     ---------      --------

          25,804           9,985        405,041         16,032       1,801,962        453,314         8,669         9,279
        --------       ---------     ----------     ----------     -----------    -----------     ---------      --------

         117,390         194,828      1,888,903        808,304       6,305,111      4,435,649         4,288        84,665
          (6,775)         (9,720)       (37,607)       (30,750)       (288,552)      (179,508)       (1,002)       (1,031)
          (5,476)         (1,331)        (1,542)            --         (31,134)        (4,645)           --            --
           3,995        (215,508)       (77,673)       233,571       5,450,410        169,002      (557,277)           --
          16,089              --        (10,890)       311,321      (3,244,199)       960,461         8,503       486,487
              --              --             --             --         (16,102)            --            --            --
        --------       ---------     ----------     ----------     -----------    -----------     ---------      --------
         125,223         (31,731)     1,761,191      1,322,446       8,175,534      5,380,959      (545,488)      570,121
        --------       ---------     ----------     ----------     -----------    -----------     ---------      --------


              --              --             (4)            --              --             (5)           --            --
        --------       ---------     ----------     ----------     -----------    -----------     ---------      --------
         151,027         (21,746)     2,166,228      1,338,478       9,977,496      5,834,268      (536,819)      579,400

         264,496         286,242      2,712,131      1,373,653      14,435,017      8,600,749       579,400            --
        --------       ---------     ----------     ----------     -----------    -----------     ---------      --------
        $415,523       $ 264,496     $4,878,359     $2,712,131     $24,412,513    $14,435,017     $  42,581      $579,400
        ========       =========     ==========     ==========     ===========    ===========     =========      ========





             T. ROWE PRICE                 T. ROWE PRICE                 T. ROWE PRICE                 T. ROWE PRICE
            BLUE CHIP GROWTH               EQUITY INCOME                   INDEX 500                INTERNATIONAL STOCK
               PORTFOLIO                     PORTFOLIO                     PORTFOLIO                     PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $     1,975    $    (6,167)   $   279,121    $   175,741     $  4,570       $  2,459      $   22,745     $    9,549
           650,304        706,994        671,166        652,167        3,508            744          31,394        219,279
                --             --      1,310,707        410,216           --             --         236,089          4,186

           231,054        (50,674)    (1,931,299)     1,153,833        8,346         11,128         (95,152)       108,801
       -----------    -----------    -----------    -----------     --------       --------      ----------     ----------

           883,333        650,153        329,695      2,391,957       16,424         14,331         195,076        341,815
       -----------    -----------    -----------    -----------     --------       --------      ----------     ----------

         1,327,964      1,968,466      5,247,415      3,722,787       19,458         25,904         452,693        172,966
          (160,190)      (136,653)      (329,326)      (263,884)      (9,669)        (2,859)        (40,341)       (23,258)
           (20,427)       (10,295)      (112,180)       (78,061)      (7,638)        (4,554)           (372)            --
        (1,113,465)    (3,407,052)       574,090     (2,662,056)          --        290,729         173,395        514,931
           605,350            948      2,806,604        635,837       75,886             --          97,392       (374,496)
            (9,074)            --        (50,161)            --           --             --          (9,996)            --
       -----------    -----------    -----------    -----------     --------       --------      ----------     ----------
           630,158     (1,584,586)     8,136,442      1,354,623       78,037        309,220         672,771        290,143
       -----------    -----------    -----------    -----------     --------       --------      ----------     ----------


                (3)           (20)           (61)          (405)          --             --             (29)           (40)
       -----------    -----------    -----------    -----------     --------       --------      ----------     ----------
         1,513,488       (934,453)     8,466,076      3,746,175       94,461        323,551         867,818        631,918

         7,363,238      8,297,691     15,221,930     11,475,755      347,334         23,783       1,281,417        649,499
       -----------    -----------    -----------    -----------     --------       --------      ----------     ----------
       $ 8,876,726    $ 7,363,238    $23,688,006    $15,221,930     $441,795       $347,334      $2,149,235     $1,281,417
       ===========    ===========    ===========    ===========     ========       ========      ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                                                                         T. ROWE PRICE                       T. ROWE PRICE
                                                                       LIMITED-TERM BOND                  NEW AMERICA GROWTH
                                                                           PORTFOLIO                           PORTFOLIO
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   46,563         $ 24,366         $   (6,497)       $   (2,370)
     Net realized gain (loss) on investments................          3,436           (5,334)            82,639            12,419
     Realized gain distribution received....................             --               --            219,632            16,769
     Change in unrealized appreciation (depreciation) on
       investments..........................................         11,238            9,023           (110,880)           48,487
                                                                 ----------         --------         ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................         61,237           28,055            184,894            75,305
                                                                 ----------         --------         ----------        ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................        485,864          367,954            305,585            89,824
     Cost of insurance......................................        (20,762)         (16,374)           (23,052)          (16,018)
     Policyowners' surrenders...............................        (15,507)          (4,999)              (104)          (51,485)
     Net transfers from (to) Fixed Account..................       (131,317)         180,383           (292,968)          684,511
     Transfers between Investment Divisions.................        376,930               --          1,434,944                --
     Policyowners' death benefits...........................         (4,859)              --             (3,394)               --
                                                                 ----------         --------         ----------        ----------
       Net contributions and (withdrawals)..................        690,349          526,964          1,421,011           706,832
                                                                 ----------         --------         ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             (3)              (2)               (22)               (9)
                                                                 ----------         --------         ----------        ----------
          Increase (decrease) in net assets.................        751,583          555,017          1,605,883           782,128
NET ASSETS:
     Beginning of year......................................        973,573          418,556          1,306,375           524,247
                                                                 ----------         --------         ----------        ----------
     End of year............................................     $1,725,156         $973,573         $2,912,258        $1,306,375
                                                                 ==========         ========         ==========        ==========




Not all Investment Divisions are available under all policies.
(a) For the period January 2006 (Commencement of Investments) through December 2006.
(b) For the period February 2006 (Commencement of Investments) through December 2006.
(c) For the period July 2006 (Commencement of Investments) through December
    2006.
(d) For the period August 2006 (Commencement of Investments) through December 2006.
(e) For the period December 2006 (Commencement of Investments).
(f) For the period January 2007 (Commencement of Investments) through December 2007.
(g) For the period May 2007 (Commencement of Investments) through December 2007.
(h) For the period June 2007 (Commencement of Investments) through December
    2007.
(i) For the period July 2007 (Commencement of Investments) through December
    2007.
(j) For the period October 2007 (Commencement of Investments) through December 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                              VAN ECK                 VAN ECK WIT
             T. ROWE PRICE                   WORLDWIDE                 WORLDWIDE
       PERSONAL STRATEGY BALANCED        ABSOLUTE RETURN--            BOND FUND--
               PORTFOLIO                INITIAL CLASS SHARES     INITIAL CLASS SHARES
     ----------------------------- ----------------------------- --------------------
          2007           2006           2007           2006             2007(j)
     --------------------------------------------------------------------------------



      $    234,324    $   257,714     $    527       $   (495)           $ --
         1,427,317        257,944          620            168              --
         1,242,621        528,714        6,351            525              --

        (1,682,804)       450,126          361          9,814               4
      ------------    -----------     --------       --------            ----

         1,221,458      1,494,498        7,859         10,012               4
      ------------    -----------     --------       --------            ----



         2,448,321      4,413,377       41,155         31,513              --
          (190,657)      (134,071)      (1,966)          (786)             (3)
           (54,215)        (9,649)        (812)        (1,597)             --
       (10,002,331)     2,050,557       16,283        129,649             141
           669,474      3,861,563           --             --              --
                --             --           --             --              --
      ------------    -----------     --------       --------            ----

        (7,129,408)    10,181,777       54,660        158,779             138
      ------------    -----------     --------       --------            ----




                --             --           --             --              --
      ------------    -----------     --------       --------            ----
        (5,907,950)    11,676,275       62,519        168,791             142

        19,466,432      7,790,157      243,892         75,101              --
      ------------    -----------     --------       --------            ----
      $ 13,558,482    $19,466,432     $306,411       $243,892            $142
      ============    ===========     ========       ========            ====





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds Corporate Sponsored Variable Universal Life policies (CSVUL) ("Series 1 policies"), CorpExec VUL II policies (CESVUL2) ("Series 2 policies"), CorpExec VUL III policies (CESVUL3) ("Series 3 policies"), CorpExec VUL IV policies (CESVUL4) ("Series 3 policies"), and CorpExec VUL V policies (CESVUL5) ("Series 3 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly-owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of CSVUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund, Inc., AIM Variable Insurance Funds, The Alger American Fund, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series, Davis Variable Account Fund, Inc., Delaware VIP Trust, Dreyfus Investment Portfolios, DWS Investments VIT Funds, DWS Variable Series I, DWS Variable Series II, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Freedom Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and Van Eck Worldwide Insurance Trust (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of NYLIM Holdings and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, and Institutional Capital LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

     The following Investment Divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity(1,2)
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value
MainStay VP S&P 500 Index
MainStay VP Small Cap Growth
MainStay VP Total Return
MainStay VP Value
AIM V.I. Global Real Estate Fund--Series I Shares
AIM V.I. International Growth Fund--Series I Shares
Alger American Leveraged AllCap--Class O Shares
Alger American Small Capitalization--Class O Shares
AllianceBernstein VPS International Value Portfolio--Class A Shares AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares American Century(R) VP Value--Class II
American Funds Asset Allocation Fund--Class 2 Shares
American Funds Global Small Capitalization--Class 2 Shares
American Funds Growth Fund--Class 2 Shares
American Funds Growth-Income Fund--Class 2 Shares
American Funds International Fund--Class 2 Shares
CVS Calvert Social Balanced Portfolio
Davis Value Portfolio
Delaware VIP International Value Equity Series--Standard Class
Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
DWS Dreman Small Mid Cap Value VIP--Class A Shares
DWS Global Opportunities VIP--Class A Shares
DWS Small Cap Index VIP--Class A Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Freedom 2010 Portfolio--Initial Shares
Fidelity(R) VIP Freedom 2020 Portfolio--Initial Shares
Fidelity(R) VIP Freedom 2030 Portfolio--Initial Shares
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid-Cap--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Fidelity(R) VIP Value Leaders--Initial Class
Fidelity(R) VIP Value Strategies--Service Class 2
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Forty--Institutional Shares

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

Janus Aspen Series Mid Cap Growth--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
Lazard Retirement International Equity Portfolio
Lord Abbett Series Fund--Mid-Cap Value Portfolio
LVIP Baron Growth Opportunities Fund--Service Class Shares (formerly known as Baron Capital Assets--Insurance Shares)
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Utilities Series--Initial Class
Morgan Stanley UIF Emerging Markets Debt--Class I
Morgan Stanley UIF Emerging Markets Equity--Class I
Morgan Stanley UIF U.S. Real Estate--Class I
Neuberger Berman AMT Partners Portfolio--Class I
Oppenheimer Capital Appreciation Fund/VA Non-Service Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
PIMCO U.S. Government--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Index 500 Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
Van Eck Worldwide Absolute Return--Initial Class Shares
Van Eck WIT Worldwide Bond Fund--Initial Class Shares

Not all Investment Divisions are available on all policies. No new investments may be added to the MainStay VP ICAP Select Equity, MainStay VP Large Cap Growth, MainStay VP Total Return, Alger American Leveraged AllCap--Class O Shares, Alger American Small Capitalization--Class O Shares, CVS Calvert Social Balanced Portfolio, Dreyfus VIF Developing Leaders--Initial Shares, MFS(R) Investors Trust Series--Initial Class and MFS(R) New Discovery Series--Initial Class.

     All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     At the close of the financial reporting period, there have been no investments in the following investment divisions: AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, DWS Global Opportunities VIP--Class A Shares, Fidelity(R) VIP Value Leaders--Initial Class, Neuberger Berman AMT Partners Portfolio--Class I, and Oppenheimer Capital Appreciation Fund/VA Non-Service Shares.

     Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. The application of this Statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidate financial statements.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-------

(1) Formerly MainStay VP Basic Value--Initial Class

(2) The MainStay VP Income & Growth--Initial Class portfolio merged with and into the MainStay VP ICAP Select Equity--Initial Class portfolio on August 17, 2007.

NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At December 31, 2007, the investments of CSVUL Separate Account-I are as follows:





                                              MAINSTAY VP                         MAINSTAY VP
                            MAINSTAY VP         CAPITAL         MAINSTAY VP         COMMON
                              BOND--        APPRECIATION--         CASH             STOCK--
                           INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          122                725           134,531             4,642

Identified cost........       $1,653            $18,507          $134,527           $90,277







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                             LARGE CAP          MID CAP           MID CAP           MID CAP
                             GROWTH--           CORE--           GROWTH--           VALUE--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          10               4,856               696             5,171

Identified cost........        $104             $63,573           $10,684           $58,704



Investment activity for the year ended December 31, 2007, was as follows:





                                              MAINSTAY VP                         MAINSTAY VP
                            MAINSTAY VP         CAPITAL         MAINSTAY VP         COMMON
                              BOND--        APPRECIATION--         CASH             STOCK--
                           INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $  705            $13,111          $128,322           $10,424

Proceeds from sales....        1,300             18,562            49,411               984







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                             LARGE CAP          MID CAP           MID CAP           MID CAP
                             GROWTH--           CORE--           GROWTH--           VALUE--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............         $--             $17,056           $5,682            $6,673

Proceeds from sales....          74               8,849            5,138               578



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                              MAINSTAY VP
                          MAINSTAY VP                         HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
        MAINSTAY VP        FLOATING         MAINSTAY VP        CORPORATE        ICAP SELECT       INCOME AND       INTERNATIONAL
       CONVERTIBLE--        RATE--         GOVERNMENT--         BOND--           EQUITY--          GROWTH--          EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


             45                52                123              1,503              14                --               4,064

           $544              $514             $1,343            $15,888            $153               $--             $62,355






                                                                                                                           ALGER
        MAINSTAY VP       MAINSTAY VP                                             AIM V.I.            AIM V.I.           AMERICAN
          S&P 500          SMALL CAP        MAINSTAY VP       MAINSTAY VP        GLOBAL REAL        INTERNATIONAL        LEVERAGED
          INDEX--          GROWTH--       TOTAL RETURN--        VALUE--         ESTATE FUND--       GROWTH FUND--        ALLCAP--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     SERIES I SHARES     SERIES I SHARES    CLASS O SHARES
      ------------------------------------------------------------------------------------------------------------------------------


            6,059              425                668             9,545                55                 135                 1

         $164,660           $4,919            $13,077          $153,598            $1,592              $4,478               $32








                                                              MAINSTAY VP
                          MAINSTAY VP                         HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
        MAINSTAY VP        FLOATING         MAINSTAY VP        CORPORATE        ICAP SELECT       INCOME AND       INTERNATIONAL
       CONVERTIBLE--        RATE--         GOVERNMENT--         BOND--           EQUITY--          GROWTH--          EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


           $205              $422              $944             $12,857            $ 27             $    4            $16,958

             56               245                61               3,180             215              1,021             35,015






                                                                                                                           ALGER
        MAINSTAY VP       MAINSTAY VP                                             AIM V.I.            AIM V.I.           AMERICAN
          S&P 500          SMALL CAP        MAINSTAY VP       MAINSTAY VP        GLOBAL REAL        INTERNATIONAL        LEVERAGED
          INDEX--          GROWTH--       TOTAL RETURN--        VALUE--         ESTATE FUND--       GROWTH FUND--        ALLCAP--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     SERIES I SHARES     SERIES I SHARES    CLASS O SHARES
      ------------------------------------------------------------------------------------------------------------------------------


          $35,255           $2,365            $11,589           $25,770            $ 5,986             $4,480              $ --

           12,894            1,951              1,463             7,007             10,189                 36               120

--------------------------------------------------------------------------------







                                ALGER
                              AMERICAN           ALLIANCEBERNSTEIN          AMERICAN         AMERICAN FUNDS
                                SMALL            VPS INTERNATIONAL        CENTURY(R) VP     ASSET ALLOCATION
                          CAPITALIZATION--       VALUE PORTFOLIO--           VALUE--             FUND--
                           CLASS O SHARES         CLASS A SHARES            CLASS II         CLASS 2 SHARES
                          ----------------------------------------------------------------------------------


Number of shares.......            69                    26                     169                 10

Identified cost........        $2,052                  $659                  $1,412               $178







                            DREYFUS IP         DREYFUS VIF         DREYFUS VIF        DWS DREMAN
                            TECHNOLOGY         DEVELOPING           EMERGING         SMALL MID CAP
                             GROWTH--           LEADERS--           LEADERS--         VALUE VIP--
                          INITIAL SHARES     INITIAL SHARES      INITIAL SHARES     CLASS A SHARES
                          ------------------------------------------------------------------------


Number of shares.......          62                  1                  --                  61

Identified cost........        $577                $22                 $--              $1,222








                                ALGER
                              AMERICAN           ALLIANCEBERNSTEIN          AMERICAN         AMERICAN FUNDS
                                SMALL            VPS INTERNATIONAL        CENTURY(R) VP     ASSET ALLOCATION
                          CAPITALIZATION--       VALUE PORTFOLIO--           VALUE--             FUND--
                           CLASS O SHARES         CLASS A SHARES            CLASS II         CLASS 2 SHARES
                          ----------------------------------------------------------------------------------


Purchases..............        $1,708                  $678                  $1,042               $180

Proceeds from sales....         1,811                    18                     164                  2







                            DREYFUS IP         DREYFUS VIF         DREYFUS VIF        DWS DREMAN
                            TECHNOLOGY         DEVELOPING           EMERGING         SMALL MID CAP
                             GROWTH--           LEADERS--           LEADERS--         VALUE VIP--
                          INITIAL SHARES     INITIAL SHARES      INITIAL SHARES     CLASS A SHARES
                          ------------------------------------------------------------------------


Purchases..............        $284                $ 3                $161              $1,227

Proceeds from sales....          61                 13                 182                   4



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







      AMERICAN FUNDS                           AMERICAN          AMERICAN
       GLOBAL SMALL         AMERICAN             FUNDS             FUNDS          CVS CALVERT
        CAPITALIZA-           FUNDS          GROWTH-INCOME     INTERNATIONAL        SOCIAL
          TION--          GROWTH FUND--         FUND--            FUND--           BALANCED          DAVIS VALUE
      CLASS 2 SHARES     CLASS 2 SHARES     CLASS 2 SHARES    CLASS 2 SHARES       PORTFOLIO          PORTFOLIO
      ------------------------------------------------------------------------------------------------------------


             17                  20                 1                 67                8                 134

           $433              $1,386               $35             $1,616              $16              $1,966

        DELAWARE VIP
        INTERNATIONAL
        VALUE EQUITY
          SERIES--
       STANDARD CLASS
      ----------------


              27

            $526





                            FIDELITY(R)       FIDELITY(R)       FIDELITY(R)       FIDELITY(R)
             DWS                VIP               VIP               VIP               VIP          FIDELITY(R) VIP
       SMALL CAP INDEX        CONTRA-           EQUITY-        FREEDOM 2010      FREEDOM 2020       FREEDOM 2030
            VIP--            FUND(R)--         INCOME--         PORTFOLIO--       PORTFOLIO--        PORTFOLIO--
       CLASS A SHARES      INITIAL CLASS     INITIAL CLASS    INITIAL SHARES    INITIAL SHARES     INITIAL SHARES
      ------------------------------------------------------------------------------------------------------------


               977                770              388               31                75                 49

           $15,568            $24,245           $9,998             $365              $958               $640

       FIDELITY(R) VIP
          GROWTH--
        INITIAL CLASS
      ----------------


               90

           $3,212








      AMERICAN FUNDS                           AMERICAN          AMERICAN
       GLOBAL SMALL         AMERICAN             FUNDS             FUNDS          CVS CALVERT
        CAPITALIZA-           FUNDS          GROWTH-INCOME     INTERNATIONAL        SOCIAL
          TION--          GROWTH FUND--         FUND--            FUND--           BALANCED          DAVIS VALUE
      CLASS 2 SHARES     CLASS 2 SHARES     CLASS 2 SHARES    CLASS 2 SHARES       PORTFOLIO          PORTFOLIO
      ------------------------------------------------------------------------------------------------------------


           $437              $1,724               $35             $1,915              $1               $1,923

              5                 322                --                302               7                  417

        DELAWARE VIP
        INTERNATIONAL
        VALUE EQUITY
          SERIES--
       STANDARD CLASS
      ----------------


            $531

               4





                            FIDELITY(R)       FIDELITY(R)       FIDELITY(R)       FIDELITY(R)
             DWS                VIP               VIP               VIP               VIP          FIDELITY(R) VIP
       SMALL CAP INDEX        CONTRA-           EQUITY-        FREEDOM 2010      FREEDOM 2020       FREEDOM 2030
            VIP--            FUND(R)--         INCOME--         PORTFOLIO--       PORTFOLIO--        PORTFOLIO--
       CLASS A SHARES      INITIAL CLASS     INITIAL CLASS    INITIAL SHARES    INITIAL SHARES     INITIAL SHARES
      ------------------------------------------------------------------------------------------------------------


           $ 8,781            $12,457           $4,748             $442              $860               $664

            17,875              1,843            1,830              262                79                281

       FIDELITY(R) VIP
          GROWTH--
        INITIAL CLASS
      ----------------


            $990

             304

--------------------------------------------------------------------------------








                                               FIDELITY(R) VIP                          FIDELITY(R)
                           FIDELITY(R) VIP       INVESTMENT        FIDELITY(R) VIP          VIP
                             INDEX 500--        GRADE BOND--          MID-CAP--         OVERSEAS--
                            INITIAL CLASS       INITIAL CLASS       INITIAL CLASS      INITIAL CLASS
                          --------------------------------------------------------------------------


Number of shares.......            203                511                  646                539

Identified cost........        $30,506             $6,413              $21,542            $12,398






                            LVIP BARON
                              GROWTH            MFS(R)            MFS(R)            MFS(R)
                           OPPORTUNITIES       INVESTORS       NEW DISCOVERY       UTILITIES
                           FUND--SERVICE    TRUST SERIES--       SERIES--          SERIES--
                           CLASS SHARES      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......           94                9                1                  37

Identified cost........       $2,948             $142               $8              $1,072









                                               FIDELITY(R) VIP                          FIDELITY(R)
                           FIDELITY(R) VIP       INVESTMENT        FIDELITY(R) VIP          VIP
                             INDEX 500--        GRADE BOND--          MID-CAP--         OVERSEAS--
                            INITIAL CLASS       INITIAL CLASS       INITIAL CLASS      INITIAL CLASS
                          --------------------------------------------------------------------------


Purchases..............        $12,253             $4,236              $7,881             $6,743

Proceeds from sales....          7,759              1,847               4,071              8,174






                            LVIP BARON
                              GROWTH            MFS(R)            MFS(R)            MFS(R)
                           OPPORTUNITIES       INVESTORS       NEW DISCOVERY       UTILITIES
                           FUND--SERVICE    TRUST SERIES--       SERIES--          SERIES--
                           CLASS SHARES      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $2,384              $3                $1               $715

Proceeds from sales....          253               4                 7                212



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                                                                JANUS ASPEN       JANUS ASPEN
                            JANUS ASPEN                           SERIES            SERIES             LAZARD
       FIDELITY(R) VIP        SERIES          JANUS ASPEN         MID CAP          WORLDWIDE         RETIREMENT
            VALUE           BALANCED--      SERIES FORTY--       GROWTH--          GROWTH--         INTERNATIONAL
        STRATEGIES--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL         EQUITY
       SERVICE CLASS 2        SHARES            SHARES            SHARES            SHARES            PORTFOLIO
      ------------------------------------------------------------------------------------------------------------


              34                  563              183               200               30                 231

            $441              $14,166           $5,591            $6,603             $872              $3,312

         LORD ABBETT
        SERIES FUND--
           MID-CAP
            VALUE
          PORTFOLIO
      ----------------


               718

           $15,675






                         MORGAN STANLEY                            PIMCO                                                  PIMCO
      MORGAN STANLEY      UIF EMERGING      MORGAN STANLEY          LOW              PIMCO             PIMCO              U.S.
       UIF EMERGING          MARKETS         UIF U.S. REAL      DURATION--       REAL RETURN--    TOTAL RETURN--      GOVERNMENT--
      MARKETS DEBT--        EQUITY--           ESTATE--       ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE     ADMINISTRATIVE
          CLASS I            CLASS I            CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES       CLASS SHARES
      ------------------------------------------------------------------------------------------------------------------------------


             86                 355                 538              40                387              2,318                4

           $746              $6,446             $14,877            $403             $4,685            $23,399              $40






                                                                JANUS ASPEN       JANUS ASPEN
                            JANUS ASPEN                           SERIES            SERIES             LAZARD
       FIDELITY(R) VIP        SERIES          JANUS ASPEN         MID CAP          WORLDWIDE         RETIREMENT
            VALUE           BALANCED--      SERIES FORTY--       GROWTH--          GROWTH--         INTERNATIONAL
        STRATEGIES--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL         EQUITY
       SERVICE CLASS 2        SHARES            SHARES            SHARES            SHARES            PORTFOLIO
      ------------------------------------------------------------------------------------------------------------


            $213              $3,179            $2,271            $3,139             $165              $1,426

              17                 520               597             1,551               74                 330

         LORD ABBETT
        SERIES FUND--
           MID-CAP
            VALUE
          PORTFOLIO
      ----------------


           $7,570

            4,118






                         MORGAN STANLEY                            PIMCO                                                  PIMCO
      MORGAN STANLEY      UIF EMERGING      MORGAN STANLEY          LOW              PIMCO             PIMCO              U.S.
       UIF EMERGING          MARKETS         UIF U.S. REAL      DURATION--       REAL RETURN--    TOTAL RETURN--      GOVERNMENT--
      MARKETS DEBT--        EQUITY--           ESTATE--       ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE     ADMINISTRATIVE
          CLASS I            CLASS I            CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES       CLASS SHARES
      ------------------------------------------------------------------------------------------------------------------------------


           $571              $4,225             $12,377            $170             $2,912            $17,068             $ 43

            124                 465               2,746              30                989              8,042              585

--------------------------------------------------------------------------------







                               ROYCE             ROYCE
                             MICRO-CAP         SMALL-CAP       T. ROWE PRICE
                            PORTFOLIO--       PORTFOLIO--        BLUE CHIP       T. ROWE PRICE
                            INVESTMENT        INVESTMENT          GROWTH         EQUITY INCOME
                               CLASS             CLASS           PORTFOLIO         PORTFOLIO
                          --------------------------------------------------------------------


Number of shares.......          275               381               752              1,000

Identified cost........       $3,994            $4,071            $7,890            $24,256









                               ROYCE             ROYCE
                             MICRO-CAP         SMALL-CAP       T. ROWE PRICE
                            PORTFOLIO--       PORTFOLIO--        BLUE CHIP       T. ROWE PRICE
                            INVESTMENT        INVESTMENT          GROWTH         EQUITY INCOME
                               CLASS             CLASS           PORTFOLIO         PORTFOLIO
                          --------------------------------------------------------------------


Purchases..............       $2,385            $2,867            $3,790            $14,396

Proceeds from sales....          550               288             3,158              4,663



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                                                                                          T. ROWE           VAN ECK
                              T. ROWE                                                      PRICE           WORLDWIDE
                               PRICE             T. ROWE              T. ROWE            PERSONAL          ABSOLUTE
        T. ROWE PRICE      INTERNATIONAL          PRICE                PRICE             STRATEGY          RETURN--
          INDEX 500            STOCK          LIMITED-TERM          NEW AMERICA          BALANCED        INITIAL CLASS
          PORTFOLIO          PORTFOLIO       BOND PORTFOLIO      GROWTH PORTFOLIO        PORTFOLIO          SHARES
      ----------------------------------------------------------------------------------------------------------------


              40                 121                348                  132                  725              29

            $422              $2,038             $1,704               $2,958              $14,445            $296

        VAN ECK WIT
      WORLDWIDE BOND
          FUND--
       INITIAL CLASS
          SHARES
      --------------


             --

            $--







                                                                                          T. ROWE           VAN ECK
                              T. ROWE                                                      PRICE           WORLDWIDE
                               PRICE             T. ROWE              T. ROWE            PERSONAL          ABSOLUTE
        T. ROWE PRICE      INTERNATIONAL          PRICE                PRICE             STRATEGY          RETURN--
          INDEX 500            STOCK          LIMITED-TERM          NEW AMERICA          BALANCED        INITIAL CLASS
          PORTFOLIO          PORTFOLIO       BOND PORTFOLIO      GROWTH PORTFOLIO        PORTFOLIO          SHARES
      ----------------------------------------------------------------------------------------------------------------


            $102              $1,070             $1,189               $2,302              $ 9,053             $68

              19                 135                450                  668               14,705               7

        VAN ECK WIT
      WORLDWIDE BOND
          FUND--
       INITIAL CLASS
          SHARES
      --------------


            $--

             --

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL, CESVUL2, CESVUL3, CESVUL4 and CESVUL5 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted. This charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

     On CESVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CESVUL3 and CESVUL4 policies, we deduct 2.00% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges up to the Target Premium and 1.75% and 1.25%, respectively, for premiums in excess of the Target Premium and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 10.75% from any premium paid up to the Target Premium. (2) During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CESVUL5 policies, we deduct 2.00% and 1.25% from each premium paid in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.00% plus state and federal charges from any additional premiums paid in this Policy Year.
(2) During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CSVUL, CESVUL2, CESVUL3 and CESVUL4 policies, NYLIAC deducts a monthly contract charge of $7.50, for CSVUL, $5.00 for CESVUL2 and $0 in year one and $5.00 in years two and beyond for all others, to compensate for costs incurred in providing administrative services including: premium collection, record-keeping and claims processing. On CSVUL3 and CSVUL4 policies, the monthly contract charge is deducted in policy years two and subsequent. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

     On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying statement of changes in net assets.

     On CSVUL and CESVUL2 policies, CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of .70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CESVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. For CESVUL3 and CESVUL4, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is .45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to .25%. For CESVUL5, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy years one through ten, the mortality and expense risk charge deducted is .50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2007 and December 31, 2006 were as follows:




                                                   MAINSTAY VP
                             MAINSTAY VP             CAPITAL             MAINSTAY VP
                               BOND--            APPRECIATION--             CASH
                            INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                         ------------------    ------------------    ------------------
                           2007       2006       2007       2006       2007       2006
                         --------------------------------------------------------------

SERIES I POLICIES
Units issued...........     --          40         --          95      1,714     12,887
Units redeemed.........    (70)       (392)      (790)        (16)    (2,166)       (92)
                           ---        ----       ----      ------    -------    -------
  Net increase
     (decrease)........    (70)       (352)      (790)         79       (452)    12,795
                           ===        ====       ====      ======    =======    =======

SERIES II POLICIES
Units issued...........     --          --         --          --        481      5,004
Units redeemed.........     --          --         --          --       (405)    (6,237)
                           ---        ----       ----      ------    -------    -------
  Net increase
     (decrease)........     --          --         --          --         76     (1,233)
                           ===        ====       ====      ======    =======    =======

SERIES III POLICIES
Units issued...........     44          51        229       1,241     83,797     61,091
Units redeemed.........     (7)        (81)        (5)     (1,036)   (16,009)   (56,372)
                           ---        ----       ----      ------    -------    -------
  Net increase
     (decrease)........     37         (30)       224         205     67,788      4,719
                           ===        ====       ====      ======    =======    =======







                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                             HIGH YIELD            ICAP SELECT            INCOME &
                          CORPORATE BOND--          EQUITY--              GROWTH--
                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                         ------------------    ------------------    ------------------
                           2007       2006       2007       2006       2007       2006
                         --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      2          29         1         (1)        --         --
Units redeemed.........     (1)       (282)       (1)       (23)        --         --
                           ---        ----       ---        ---        ---         --
  Net increase
     (decrease)........      1        (253)       --        (24)        --         --
                           ===        ====       ===        ===        ===         ==

SERIES II POLICIES
Units issued...........      3           2        --         --         --         --
Units redeemed.........     --          --        --         (4)        --         --
                           ---        ----       ---        ---        ---         --
  Net increase
     (decrease)........      3           2        --         (4)        --         --
                           ===        ====       ===        ===        ===         ==

SERIES III POLICIES
Units issued...........    679         259        --         --         --          4
Units redeemed.........     (7)         (3)      (13)        (4)       (74)        (9)
                           ---        ----       ---        ---        ---         --
  Net increase
     (decrease)........    672         256       (13)        (4)       (74)        (5)
                           ===        ====       ===        ===        ===         ==



Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2006 (Commencement of Investments) through December 2006.
(b) For Series III policies, represents the period February 2006 (Commencement of Investments) through December 2006.
(c) For Series III policies, represents the period July 2006 (Commencement of Investments) through December 2006.
(d) For Series III policies, represents the period August 2006 (Commencement of Investments) through December 2006.
(e) For Series II policies, represents the period October 2006 (Commencement of Investments) through December 2006.
(f) For Series III policies, represents the period December 2006 (Commencement of Investments).
(g) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(h) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(i) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(j) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(k) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(l) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(m) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







          MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
        COMMON STOCK--         CONVERTIBLE--        FLOATING RATE--        GOVERNMENT--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006     2007(m)    2006(a)      2007       2006
      ------------------------------------------------------------------------------------


          5         11         --         --         --         --         --          9
         (6)       (12)        --         --         --         --         --        (79)
        ---        ---         --        ---        ---         --         --        ---
         (1)        (1)        --         --         --         --         --        (70)
        ===        ===         ==        ===        ===         ==         ==        ===


          1          1          1          4          8         --         --          1
        (30)       (29)        --         --         --         --         --         (6)
        ---        ---         --        ---        ---         --         --        ---
        (29)       (28)         1          4          8         --         --         (5)
        ===        ===         ==        ===        ===         ==         ==        ===


         51          9         12          8         24         33         74         21
         (1)        --         (4)       (25)       (18)        --         (1)        (1)
        ---        ---         --        ---        ---         --         --        ---
         50          9          8        (17)         6         33         73         20
        ===        ===         ==        ===        ===         ==         ==        ===







          MAINSTAY VP
         INTERNATIONAL          MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
           EQUITY--         LARGE CAP GROWTH--      MID CAP CORE--       MID CAP GROWTH--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006     2007(m)      2006
      ------------------------------------------------------------------------------------


            2       84         --         --         --          --         --        --
       (1,392)     (92)        (1)       (32)        --          --         --        --
       ------      ---         --        ---        ---       -----       ----       ---
       (1,390)      (8)        (1)       (32)        --          --         --        --
       ======      ===         ==        ===        ===       =====       ====       ===


            8       13         --         --         --          --         16        --
           (7)     (10)        (6)        --        (11)        (10)        --        --
       ------      ---         --        ---        ---       -----       ----       ---
            1        3         (6)        --        (11)        (10)        16        --
       ======      ===         ==        ===        ===       =====       ====       ===


          307      875         --          2        135       1,162         86       632
          (15)     (11)        (1)        (2)       (61)         (4)      (119)       (3)
       ------      ---         --        ---        ---       -----       ----       ---
          292      864         (1)        --         74       1,158        (33)      629
       ======      ===         ==        ===        ===       =====       ====       ===


--------------------------------------------------------------------------------







                              MAINSTAY VP           MAINSTAY VP            MAINSTAY VP
                            MID CAP VALUE--       S&P 500 INDEX--      SMALL CAP GROWTH--
                             INITIAL CLASS         INITIAL CLASS          INITIAL CLASS
                          ------------------    ------------------    --------------------
                            2007       2006       2007       2006       2007        2006
                          ----------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --       1,710         78        --           --
Units redeemed.........      --         --        (343)      (484)       --           --
                            ---        ---       -----       ----        --          ---
  Net increase
     (decrease)........      --         --       1,367       (406)       --           --
                            ===        ===       =====       ====        ==          ===

SERIES II POLICIES
Units issued...........      --         --           3         14        --           --
Units redeemed.........     (24)       (22)         --         (1)       --           --
                            ---        ---       -----       ----        --          ---
  Net increase
     (decrease)........     (24)       (22)          3         13        --           --
                            ===        ===       =====       ====        ==          ===

SERIES III POLICIES
Units issued...........      23         10         109        368        12          397
Units redeemed.........      --         (9)        (95)       (18)       (6)          (2)
                            ---        ---       -----       ----        --          ---
  Net increase
     (decrease)........      23          1          14        350         6          395
                            ===        ===       =====       ====        ==          ===







                            ALGER AMERICAN        ALGER AMERICAN      ALLIANCEBERNSTEIN VPS
                               LEVERAGED               SMALL              INTERNATIONAL
                               ALLCAP--          CAPITALIZATION--       VALUE PORTFOLIO--
                            CLASS O SHARES        CLASS O SHARES          CLASS A SHARES
                          ------------------    ------------------    ---------------------
                            2007       2006       2007       2006            2007(K)
                          -----------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --         --         --                --
Units redeemed.........      --         --         --         --                --
                             --         --        ---        ---                --
  Net increase
     (decrease)........      --         --         --         --                --
                             ==         ==        ===        ===                ==

SERIES II POLICIES
Units issued...........      --         --         --         --                --
Units redeemed.........      --         --         --         --                --
                             --         --        ---        ---                --
  Net increase
     (decrease)........      --         --         --         --                --
                             ==         ==        ===        ===                ==

SERIES III POLICIES
Units issued...........      --          8         21        121                72
Units redeemed.........      (7)        --        (23)        (5)               --
                             --         --        ---        ---                --
  Net increase
     (decrease)........      (7)         8         (2)       116                72
                             ==         ==        ===        ===                ==



Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2006 (Commencement of Investments) through December 2006.
(b) For Series III policies, represents the period February 2006 (Commencement of Investments) through December 2006.
(c) For Series III policies, represents the period July 2006 (Commencement of Investments) through December 2006.
(d) For Series III policies, represents the period August 2006 (Commencement of Investments) through December 2006.
(e) For Series II policies, represents the period October 2006 (Commencement of Investments) through December 2006.
(f) For Series III policies, represents the period December 2006 (Commencement of Investments).
(g) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(h) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(i) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(j) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(k) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(l) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(m) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                         AIM V.I.               AIM V.I.
          MAINSTAY VP           MAINSTAY VP            GLOBAL REAL            INTERNATIONAL
        TOTAL RETURN--            VALUE--             ESTATE FUND--           GROWTH FUND--
         INITIAL CLASS         INITIAL CLASS         SERIES I SHARES         SERIES I SHARES
      ------------------    ------------------    ---------------------    ------------------
        2007       2006       2007       2006       2007     2006(c)(e)      2007     2006(c)
      ---------------------------------------------------------------------------------------


        831         92         77         162         --          --          --         --
        (13)        (7)        (5)         (3)        --          --          --         --
        ---         --        ---        ----       ----         ---         ---         --
        818         85         72         159         --          --          --         --
        ===         ==        ===        ====       ====         ===         ===         ==


         --         --         --          --          2           7          --         --
         --         --        (42)        (45)        (7)         --          --         --
        ---         --        ---        ----       ----         ---         ---         --
         --         --        (42)        (45)        (5)          7          --         --
        ===         ==        ===        ====       ====         ===         ===         ==


         --         --        103         928         58         445         335          3
         --         --        (33)       (171)      (401)         --          (1)        --
        ---         --        ---        ----       ----         ---         ---         --
         --         --         70         757       (343)        445         334          3
        ===         ==        ===        ====       ====         ===         ===         ==







           AMERICAN           AMERICAN FUNDS        AMERICAN FUNDS
          CENTURY(R)         ASSET ALLOCATION        GLOBAL SMALL         AMERICAN FUNDS
          VP VALUE--              FUND--           CAPITALIZATION--        GROWTH FUND--
           CLASS II           CLASS 2 SHARES        CLASS 2 SHARES        CLASS 2 SHARES
      ------------------    ------------------    ------------------    ------------------
        2007       2006     2007(G)      2006     2007(g)      2006       2007     2006(F)
      ------------------------------------------------------------------------------------


         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         --         --         --         --         --         --        ---         --
         --         --         --         --         --         --         --         --
         ==         ==         ==         ==         ==         ==        ===         ==


          4         11         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         --         --         --         --         --         --        ---         --
          4         11         --         --         --         --         --         --
         ==         ==         ==         ==         ==         ==        ===         ==


         58         17         17         --         38         --        130          1
         (1)        (6)        --         --         --         --        (12)        --
         --         --         --         --         --         --        ---         --
         57         11         17         --         38         --        118          1
         ==         ==         ==         ==         ==         ==        ===         ==


--------------------------------------------------------------------------------







                            AMERICAN FUNDS          AMERICAN FUND
                             GROWTH-INCOME          INTERNATIONAL
                                FUND--                 FUNDS--           CVS CALVERT SOCIAL
                            CLASS 2 SHARES          CLASS 2 SHARES       BALANCED PORTFOLIO
                          ------------------    ---------------------    ------------------
                          2007(i)      2006     2007(g)(h)      2006       2007       2006
                          -----------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --           --          --         --         --
Units redeemed.........      --         --           --          --         --         (1)
                             --         --          ---          --         --        ---
  Net increase
     (decrease)........      --         --           --          --         --         (1)
                             ==         ==          ===          ==         ==        ===

SERIES II POLICIES
Units issued...........      --         --           --          --         --         --
Units redeemed.........      --         --           --          --         --         --
                             --         --          ---          --         --        ---
  Net increase
     (decrease)........      --         --           --          --         --         --
                             ==         ==          ===          ==         ==        ===

SERIES III POLICIES
Units issued...........       3         --          139          --         --          8
Units redeemed.........      --         --           (1)         --         (1)       (82)
                             --         --          ---          --         --        ---
  Net increase
     (decrease)........       3         --          138          --         (1)       (74)
                             ==         ==          ===          ==         ==        ===







                              DREYFUS VIF         DWS DREMAN              DWS
                               EMERGING          SMALL MID CAP         SMALL CAP
                               LEADERS--          VALUE VIP--         INDEX VIP--
                            INITIAL SHARES      CLASS A SHARES      CLASS A SHARES
                          ------------------    --------------    ------------------
                            2007     2006(b)        2007(J)         2007       2006
                          ----------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --             --             --         --
Units redeemed.........      --         --             --             --         --
                            ---         --            ---           ----      -----
  Net increase
     (decrease)........      --         --             --             --         --
                            ===         ==            ===           ====      =====

SERIES II POLICIES
Units issued...........      --         --             --              1          1
Units redeemed.........      --         --             --             --         (9)
                            ---         --            ---           ----      -----
  Net increase
     (decrease)........      --         --             --              1         (8)
                            ===         ==            ===           ====      =====

SERIES III POLICIES
Units issued...........      14          2            131             69      1,057
Units redeemed.........     (16)        --             --           (828)        (7)
                            ---         --            ---           ----      -----
  Net increase
     (decrease)........      (2)         2            131           (759)     1,050
                            ===         ==            ===           ====      =====



Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2006 (Commencement of Investments) through December 2006.
(b) For Series III policies, represents the period February 2006 (Commencement of Investments) through December 2006.
(c) For Series III policies, represents the period July 2006 (Commencement of Investments) through December 2006.
(d) For Series III policies, represents the period August 2006 (Commencement of Investments) through December 2006.
(e) For Series II policies, represents the period October 2006 (Commencement of Investments) through December 2006.
(f) For Series III policies, represents the period December 2006 (Commencement of Investments).
(g) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(h) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(i) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(j) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(k) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(l) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(m) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                               DELAWARE VIP
                               INTERNATIONAL          DREYFUS IP             DREYFUS VIF
                                   VALUE              TECHNOLOGY              DEVELOPING
          DAVIS VALUE         EQUITY SERIES--          GROWTH--               LEADERS--
           PORTFOLIO          STANDARD CLASS        INITIAL SHARES          INITIAL SHARES
      ------------------    ------------------    ------------------    ---------------------
        2007       2006     2007(g)      2006       2007       2006       2007        2006
      ---------------------------------------------------------------------------------------
                                                                                            4

         --         --         --         --         --         --         --              --
         --         --         --         --         --         --         --              --
        ---         --         --         --         --         --         --             ---
         --         --         --         --         --         --         --              --
        ===         ==         ==         ==         ==         ==         ==             ===


          1          5         --         --         --         --         --               4
         --         --         --         --         --         --         --             (26)
        ---         --         --         --         --         --         --             ---
          1          5         --         --         --         --         --             (22)
        ===         ==         ==         ==         ==         ==         ==             ===


        123         16         38         --         23          5         --               3
         (1)        --         --         --         (3)        (2)        (1)             (7)
        ---         --         --         --         --         --         --             ---
        122         16         38         --         20          3         (1)             (4)
        ===         ==         ==         ==         ==         ==         ==             ===







                                                    FIDELITY(R) VIP       FIDELITY(R) VIP
        FIDELITY(R) VIP       FIDELITY(R) VIP        FREEDOM 2010          FREEDOM 2020
        CONTRAFUND(R)--       EQUITY-INCOME--         PORTFOLIO--           PORTFOLIO--
         INITIAL CLASS         INITIAL CLASS        INITIAL SHARES        INITIAL SHARES
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006     2007(l)      2006       2007       2006
      ------------------------------------------------------------------------------------


          1         --         --          19        --         --         --         --
         (1)       (17)        --        (180)       --         --         --         --
        ---        ---        ---        ----       ---         --         --         --
         --        (17)        --        (161)       --         --         --         --
        ===        ===        ===        ====       ===         ==         ==         ==


         18         14          1          --         3         --          2         --
         (1)       (71)        --          (4)       --         --         --         --
        ---        ---        ---        ----       ---         --         --         --
         17        (57)         1          (4)        3         --          2         --
        ===        ===        ===        ====       ===         ==         ==         ==


        335        554        185         214        23         --         60          8
        (17)       (17)       (41)        (11)      (11)        (6)        (1)        --
        ---        ---        ---        ----       ---         --         --         --
        318        537        144         203        12         (6)        59          8
        ===        ===        ===        ====       ===         ==         ==         ==


--------------------------------------------------------------------------------







                            FIDELITY(R) VIP
                             FREEDOM 2030          FIDELITY(R) VIP        FIDELITY(R) VIP
                              PORTFOLIO--             GROWTH--              INDEX 500--
                            INITIAL SHARES          INITIAL CLASS          INITIAL CLASS
                          ------------------    --------------------    ------------------
                            2007     2006(d)      2007        2006        2007       2006
                          ----------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --         --           --          --        --
Units redeemed.........      --         --         --           --          --        --
                            ---         --         --         ----        ----       ---
  Net increase
     (decrease)........      --         --         --           --          --        --
                            ===         ==         ==         ====        ====       ===

SERIES II POLICIES
Units issued...........      --         --         10            4           3        20
Units redeemed.........      --         --         --          (29)        (77)       (1)
                            ---         --         --         ----        ----       ---
  Net increase
     (decrease)........      --         --         10          (25)        (74)       19
                            ===         ==         ==         ====        ====       ===

SERIES III POLICIES
Units issued...........      48         21         44           59         520       704
Units redeemed.........     (17)        --         (5)        (174)       (177)      (36)
                            ---         --         --         ----        ----       ---
  Net increase
     (decrease)........      31         21         39         (115)        343       668
                            ===         ==         ==         ====        ====       ===






                              JANUS ASPEN                                   JANUS ASPEN
                                SERIES               JANUS ASPEN              SERIES
                              BALANCED--           SERIES FORTY--        MID CAP GROWTH--
                             INSTITUTIONAL          INSTITUTIONAL          INSTITUTIONAL
                                SHARES                 SHARES                 SHARES
                          ------------------    --------------------    ------------------
                            2007       2006       2007        2006        2007       2006
                          ----------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --          18         --          --         --         --
Units redeemed.........     (14)       (201)        --          --         --         --
                            ---        ----        ---         ---        ---        ---
  Net increase
     (decrease)........     (14)       (183)        --          --         --         --
                            ===        ====        ===         ===        ===        ===

SERIES II POLICIES
Units issued...........      16          24         --          --         --         --
Units redeemed.........      (2)         (2)        --          --         --         --
                            ---        ----        ---         ---        ---        ---
  Net increase
     (decrease)........      14          22         --          --         --         --
                            ===        ====        ===         ===        ===        ===

SERIES III POLICIES
Units issued...........     190          54        130         337        112        101
Units redeemed.........     (11)        (12)        (4)         (3)       (17)        (7)
                            ---        ----        ---         ---        ---        ---
  Net increase
     (decrease)........     179          42        126         334         95         94
                            ===        ====        ===         ===        ===        ===



Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2006 (Commencement of Investments) through December 2006.
(b) For Series III policies, represents the period February 2006 (Commencement of Investments) through December 2006.
(c) For Series III policies, represents the period July 2006 (Commencement of Investments) through December 2006.
(d) For Series III policies, represents the period August 2006 (Commencement of Investments) through December 2006.
(e) For Series II policies, represents the period October 2006 (Commencement of Investments) through December 2006.
(f) For Series III policies, represents the period December 2006 (Commencement of Investments).
(g) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(h) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(i) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(j) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(k) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(l) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(m) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







        FIDELITY(R) VIP
          INVESTMENT          FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP
         GRADE BOND--            MID-CAP--            OVERSEAS--        VALUE STRATEGIES--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS        SERVICE CLASS 2
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006
      ------------------------------------------------------------------------------------


         --         --         --         --          --        --         --         --
         --         --         --         --          --        --         --         --
        ---        ---        ---        ---        ----       ---         --         --
         --         --         --         --          --        --         --         --
        ===        ===        ===        ===        ====       ===         ==         ==


         24         38          4         22          10        --         --         --
         (2)        (2)       (14)        (3)         --       (11)        --         --
        ---        ---        ---        ---        ----       ---         --         --
         22         36        (10)        19          10       (11)        --         --
        ===        ===        ===        ===        ====       ===         ==         ==


        185        112        207        408         165       637         12          8
        (14)        (4)       (80)       (14)       (337)      (14)        (1)        (1)
        ---        ---        ---        ---        ----       ---         --         --
        171        108        127        394        (172)      623         11          7
        ===        ===        ===        ===        ====       ===         ==         ==






          JANUS ASPEN                                                    LVIP BARON GROWTH
            SERIES                LAZARD              LORD ABBETT          OPPORTUNITIES
      WORLDWIDE GROWTH--        RETIREMENT           SERIES FUND--            FUND--
         INSTITUTIONAL         INTERNATIONAL         MID-CAP VALUE         SERVICE CLASS
            SHARES           EQUITY PORTFOLIO          PORTFOLIO              SHARES
      ------------------    ------------------    ------------------    ------------------
        2007       2006     2007(h)      2006       2007       2006       2007       2006
      ------------------------------------------------------------------------------------


          2          5         --         --          --         --        --         --
         (3)        (9)        --         --          --         --        --         --
         --        ---         --        ---        ----       ----       ---         --
         (1)        (4)        --         --          --         --        --         --
         ==        ===         ==        ===        ====       ====       ===         ==


         --          3         --         --           1          2         6          7
         --        (12)        --         --          --        (61)       --         --
         --        ---         --        ---        ----       ----       ---         --
         --         (9)        --         --           1        (59)        6          7
         ==        ===         ==        ===        ====       ====       ===         ==


          8         11         42        173         217        302       157         55
         (1)        (6)        (5)        (3)       (118)      (100)       (1)        --
         --        ---         --        ---        ----       ----       ---         --
          7          5         37        170          99        202       156         55
         ==        ===         ==        ===        ====       ====       ===         ==


--------------------------------------------------------------------------------








                                MFS(R)                MFS(R)                MFS(R)
                            INVESTORS TRUST        NEW DISCOVERY           UTILITIES
                               SERIES--              SERIES--              SERIES--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --         --         --         --         --
Units redeemed.........      --         --         --         --         --         --
                             --         --         --        ---         --         --
  Net increase
     (decrease)........      --         --         --         --         --         --
                             ==         ==         ==        ===         ==         ==

SERIES II POLICIES
Units issued...........      --         (1)        --         --          2         --
Units redeemed.........      --         --         --         --         --         (1)
                             --         --         --        ---         --         --
  Net increase
     (decrease)........      --         (1)        --         --          2         (1)
                             ==         ==         ==        ===         ==         ==

SERIES III POLICIES
Units issued...........      --         --          1         15         26         40
Units redeemed.........      --         --         (1)       (71)        (2)        --
                             --         --         --        ---         --         --
  Net increase
     (decrease)........      --         --         --        (56)        24         40
                             ==         ==         ==        ===         ==         ==








                                 PIMCO                 PIMCO                 PIMCO
                             REAL RETURN--        TOTAL RETURN--       U.S. GOVERNMENT--
                            ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE
                             CLASS SHARES          CLASS SHARES          CLASS SHARES
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007     2006(c)
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --          --        --         --         --
Units redeemed.........      --         --          --        --         --         --
                            ---        ---       -----       ---        ---         --
  Net increase
     (decrease)........      --         --          --        --         --         --
                            ===        ===       =====       ===        ===         ==

SERIES II POLICIES
Units issued...........       4          1          --         1         --         --
Units redeemed.........      (4)        (5)         (7)      (15)        --         --
                            ---        ---       -----       ---        ---         --
  Net increase
     (decrease)........      --         (4)         (7)      (14)        --         --
                            ===        ===       =====       ===        ===         ==

SERIES III POLICIES
Units issued...........     177        134       1,041       532          3         54
Units redeemed.........     (15)        (3)       (307)      (17)       (53)        --
                            ---        ---       -----       ---        ---         --
  Net increase
     (decrease)........     162        131         734       515        (50)        54
                            ===        ===       =====       ===        ===         ==



Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2006 (Commencement of Investments) through December 2006.
(b) For Series III policies, represents the period February 2006 (Commencement of Investments) through December 2006.
(c) For Series III policies, represents the period July 2006 (Commencement of Investments) through December 2006.
(d) For Series III policies, represents the period August 2006 (Commencement of Investments) through December 2006.
(e) For Series II policies, represents the period October 2006 (Commencement of Investments) through December 2006.
(f) For Series III policies, represents the period December 2006 (Commencement of Investments).
(g) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(h) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(i) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(j) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(k) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(l) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(m) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








        MORGAN STANLEY        MORGAN STANLEY        MORGAN STANLEY             PIMCO
         UIF EMERGING          UIF EMERGING            UIF U.S.           LOW DURATION--
        MARKETS DEBT--       MARKETS EQUITY--        REAL ESTATE--        ADMINISTRATIVE
            CLASS I               CLASS I               CLASS I            CLASS SHARES
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006
      ------------------------------------------------------------------------------------


         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         --         --        ---         --        ---        ---         --        ---
         --         --         --         --         --         --         --         --
         ==         ==        ===         ==        ===        ===         ==        ===


          1          3         20         --          7          2         --         --
         --         --         --         (2)        --        (18)        --        (23)
         --         --        ---         --        ---        ---         --        ---
          1          3         20         (2)         7        (16)        --        (23)
         ==         ==        ===         ==        ===        ===         ==        ===


         29         13        117         70        389        104         13         20
         (1)        --         (3)        (2)        (4)       (31)        (1)        (1)
         --         --        ---         --        ---        ---         --        ---
         28         13        114         68        385         73         12         19
         ==         ==        ===         ==        ===        ===         ==        ===







             ROYCE                 ROYCE
           MICRO-CAP             SMALL-CAP
          PORTFOLIO--           PORTFOLIO--          T. ROWE PRICE         T. ROWE PRICE
          INVESTMENT            INVESTMENT         BLUE CHIP GROWTH        EQUITY INCOME
             CLASS                 CLASS               PORTFOLIO             PORTFOLIO
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006
      ------------------------------------------------------------------------------------


         --         --         --         --          --         --         5           9
         --         --         --         --          --         --        (6)         (3)
        ---         --        ---        ---        ----       ----       ---        ----
         --         --         --         --          --         --        (1)          6
        ===         ==        ===        ===        ====       ====       ===        ====


          1         14         --         --          --          4        29          21
         (6)        --         --         --         (11)       (14)       (1)       (115)
        ---         --        ---        ---        ----       ----       ---        ----
         (5)        14         --         --         (11)       (10)       28         (94)
        ===         ==        ===        ===        ====       ====       ===        ====


        107         72        204        115         161        161       622         308
         (5)        (8)        (5)        (1)       (110)      (288)      (89)       (101)
        ---         --        ---        ---        ----       ----       ---        ----
        102         64        199        114          51       (127)      533         207
        ===         ==        ===        ===        ====       ====       ===        ====


--------------------------------------------------------------------------------








                                                   T. ROWE PRICE         T. ROWE PRICE
                             T. ROWE PRICE         INTERNATIONAL         LIMITED-TERM
                               INDEX 500               STOCK                 BOND
                               PORTFOLIO             PORTFOLIO             PORTFOLIO
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --         --         --         --         --
Units redeemed.........      --         --         --         --         --         --
                             --         --         --        ---        ---         --
  Net increase
     (decrease)........      --         --         --         --         --         --
                             ==         ==         ==        ===        ===         ==

SERIES II POLICIES
Units issued...........      --         --          3          9          1          2
Units redeemed.........      --         --         --         (6)        --         (2)
                             --         --         --        ---        ---         --
  Net increase
     (decrease)........      --         --          3          3          1         --
                             ==         ==         ==        ===        ===         ==

SERIES III POLICIES
Units issued...........       7         27         41         57         77         52
Units redeemed.........      (1)        (1)        (3)       (28)       (16)        (2)
                             --         --         --        ---        ---         --
  Net increase
     (decrease)........       6         26         38         29         61         50
                             ==         ==         ==        ===        ===         ==




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2006 (Commencement of Investments) through December 2006.
(b) For Series III policies, represents the period February 2006 (Commencement of Investments) through December 2006.
(c) For Series III policies, represents the period July 2006 (Commencement of Investments) through December 2006.
(d) For Series III policies, represents the period August 2006 (Commencement of Investments) through December 2006.
(e) For Series II policies, represents the period October 2006 (Commencement of Investments) through December 2006.
(f) For Series III policies, represents the period December 2006 (Commencement of Investments).
(g) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(h) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(i) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(j) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(k) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(l) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(m) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                   T. ROWE PRICE              VAN ECK               VAN ECK WIT
           T. ROWE PRICE         PERSONAL STRATEGY      WORLDWIDE ABSOLUTE           WORLDWIDE
        NEW AMERICA GROWTH           BALANCED                RETURN--               BOND FUND--
             PORTFOLIO               PORTFOLIO         INITIAL CLASS SHARES    INITIAL CLASS SHARES
       --------------------    --------------------    --------------------    --------------------
         2007        2006        2007        2006        2007        2006             2007(m)
       --------------------------------------------------------------------------------------------


           --         --           --          --         --          --                --
           --         --           --          --         --          --                --
          ---         --         ----         ---         --          --                --
           --         --           --          --         --          --                --
          ===         ==         ====         ===         ==          ==                ==


           --         17           --          --         --          --                --
           (6)        --           --          --         --          --                --
          ---         --         ----         ---         --          --                --
           (6)        17           --          --         --          --                --
          ===         ==         ====         ===         ==          ==                ==


          135         52          236         839          4          15                --
          (20)        (7)        (764)        (12)        --          --                --
          ---         --         ----         ---         --          --                --
          115         45         (528)        827          4          15                --
          ===         ==         ====         ===         ==          ==                ==


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2007, 2006, 2005, 2004, and 2003:





                                                        MAINSTAY VP
                                                          BOND--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   19    $1,080    $6,193    $4,973    $3,967
Units Outstanding..................        1        71       423       345       284
Variable Accumulation Unit Value...   $16.06    $15.19    $14.63    $14.41    $13.95
Total Return.......................     5.8%      3.8%      1.5%      3.4%      3.8%
Investment Income Ratio............     2.1%      0.3%      3.5%      3.8%      4.2%

SERIES II POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

SERIES III POLICIES(c)
Net Assets.........................   $1,689    $1,177    $1,441    $1,163    $   --
Units Outstanding..................      144       107       137       113        --
Variable Accumulation Unit Value...   $11.69    $10.98    $10.50    $10.27    $   --
Total Return.......................     6.5%      4.5%      2.2%      2.7%        --
Investment Income Ratio............     3.8%      1.1%      2.8%      6.0%        --






                                                        MAINSTAY VP
                                                      COMMON STOCK--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $    596  $    587   $   527   $ 3,826   $30,953
Units Outstanding..................        40        41        42       329     2,932
Variable Accumulation Unit Value...  $  15.02  $  14.38   $ 12.43   $ 11.63   $ 10.56
Total Return.......................      4.4%     15.7%      6.9%     10.1%     25.5%
Investment Income Ratio............      1.2%      0.6%      0.2%      0.2%      1.1%

SERIES II POLICIES(b)
Net Assets.........................  $108,001  $103,462   $89,437   $83,745   $   228
Units Outstanding..................     6,155     6,184     6,212     6,248        19
Variable Accumulation Unit Value...  $  17.55  $  16.73   $ 14.40   $ 13.40   $ 12.12
Total Return.......................      4.9%     16.2%      7.4%     10.6%     26.1%
Investment Income Ratio............      1.3%      0.6%      1.0%      9.1%      1.2%

SERIES III POLICIES(c)
Net Assets.........................  $    878  $    157   $    22   $     8   $    --
Units Outstanding..................        61        11         2         1        --
Variable Accumulation Unit Value...  $  14.29  $  13.59   $ 11.67   $ 10.83   $    --
Total Return.......................      5.1%     16.5%      7.7%      8.4%        --
Investment Income Ratio............      1.3%      1.1%      1.0%     14.2%        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                      MAINSTAY VP
                CAPITAL APPRECIATION--                                     MAINSTAY VP
                     INITIAL CLASS                                       CASH MANAGEMENT
------------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   273   $ 8,194   $ 7,135   $1,234    $21,393  $ 16,231   $16,157   $   151   $   119   $  166
            24       814       735      137      2,453    12,468    12,920       125       101      141
       $ 11.24   $ 10.07   $  9.71   $ 9.02    $  8.72  $   1.30   $  1.25   $  1.20   $  1.18   $ 1.18
         11.6%      3.7%      7.7%     3.4%      26.1%      4.1%      3.9%      2.2%      0.1%       --
            --      0.4%        --       --       0.2%      4.7%      4.8%      2.9%      0.8%     0.7%


       $    --   $    --   $    --   $   --    $    --  $    620   $   511   $ 1,778   $ 1,591   $8,361
            --        --        --       --         --       544       468     1,701     1,563    8,265
       $ 11.21   $    --   $    --   $   --    $ 11.21  $   1.14   $  1.09   $  1.05   $  1.02   $ 1.01
            --        --        --       --      17.2%      4.6%      4.3%      2.7%      0.6%     0.4%
            --        --        --       --         --      4.7%      4.5%      3.0%      2.1%     0.7%


       $19,469   $14,688   $11,758   $7,441    $    --  $118,086   $39,142   $32,538   $13,693   $   --
         1,474     1,250     1,045      717         --   103,882    36,094    31,375    13,601       --
       $ 13.21   $ 11.75   $ 11.25   $10.38    $    --  $   1.14   $  1.08   $  1.04   $  1.01   $   --
         12.4%      4.4%      8.4%     3.8%         --      4.8%      4.6%      3.0%      0.7%       --
          0.2%      0.4%        --     1.5%         --      4.6%      4.7%      1.1%      0.6%       --






                         MAINSTAY VP                        MAINSTAY VP                        MAINSTAY VP
                        CONVERTIBLE--                     FLOATING RATE--                     GOVERNMENT--
                        INITIAL CLASS                      INITIAL CLASS                      INITIAL CLASS
      ------------------------------------------------  ------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2007      2006      2005      2004      2003
      ----------------------------------------------------------------------------------------------------------------------


       $    1    $    1    $    1    $   --    $   --    $   --    $   --    $   32    $   31    $1,020    $  898    $  767
           --        --        --        --        --        --        --         2         2        72        64        56
       $14.05    $12.32    $11.23    $10.63    $10.09    $   --    $   --    $15.57    $14.69    $14.22    $13.99    $13.63
        14.1%      9.6%      5.7%      5.4%      7.6%        --        --      5.9%      3.3%      1.7%      2.6%      1.2%
         2.4%      2.5%        --      2.5%     25.8%        --        --      4.9%        --      3.1%      4.2%      4.7%


       $  379    $  313    $  226    $  229    $  178    $   79    $   --    $   --    $   --    $   56    $   49    $   53
           22        21        17        18        15         8        --        --        --         5         5         5
       $17.01    $14.85    $13.48    $12.68    $11.98    $ 9.98    $   --    $11.14    $11.14    $10.96    $10.74    $10.42
        14.6%     10.1%      6.3%      5.8%     21.9%     (0.2%)       --        --      1.6%      2.1%      3.1%      1.6%
         2.4%      2.7%      1.5%      5.9%     20.5%     26.2%        --        --        --      3.3%      9.7%      5.3%


       $  242    $  116    $  292    $   --    $   --    $  420    $  344    $1,326    $  433    $  197    $   57    $   --
           17         9        26        --        --        39        33       112        39        19         6        --
       $14.38    $12.52    $11.34    $10.42    $   --    $10.82    $10.55    $11.79    $11.05    $10.62    $10.37    $   --
        14.9%     10.4%      8.9%      4.2%        --      2.6%      5.5%      6.7%      4.1%      2.4%      3.7%        --
         2.8%      0.9%      1.4%        --        --      6.4%      6.2%      5.9%      1.4%      3.4%     16.1%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                        MAINSTAY VP
                                                HIGH YIELD CORPORATE BOND--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   164   $  157    $4,349    $3,917    $3,188
Units Outstanding..................         9        8       261       241       219
Variable Accumulation Unit Value...   $ 18.80   $18.51    $16.64    $16.27    $14.54
Total Return.......................      1.6%    11.2%      2.2%     11.9%     35.4%
Investment Income Ratio............      6.4%     0.1%      6.0%      7.1%      7.5%

SERIES II POLICIES(b)
Net Assets.........................   $   250   $  194    $  131    $   58    $   68
Units Outstanding..................        14       11         9         4         5
Variable Accumulation Unit Value...   $ 17.26   $16.91    $15.13    $14.73    $13.10
Total Return.......................      2.1%    11.8%      2.7%     12.4%     36.0%
Investment Income Ratio............      6.0%     2.5%      7.7%     13.5%      7.8%

SERIES III POLICIES(c)
Net Assets.........................   $14,732   $5,915    $2,391    $  391    $   --
Units Outstanding..................     1,140      468       212        36        --
Variable Accumulation Unit Value...   $ 12.92   $12.63    $11.27    $10.95    $   --
Total Return.......................      2.3%    12.0%      2.9%      9.5%        --
Investment Income Ratio............      7.8%     2.7%      6.2%     24.4%        --







                                                        MAINSTAY VP
                                                  INTERNATIONAL EQUITY--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $43,580   $67,923   $52,190   $49,629   $16,086
Units Outstanding..................     2,228     3,618     3,626     3,697     1,396
Variable Accumulation Unit Value...   $ 19.56   $ 18.77   $ 14.40   $ 13.42   $ 11.52
Total Return.......................      4.2%     30.4%      7.2%     16.5%     29.1%
Investment Income Ratio............      0.6%      0.3%      1.7%      1.8%      1.9%

SERIES II POLICIES(b)
Net Assets.........................   $ 1,463   $ 1,377   $ 1,004   $   846   $   310
Units Outstanding..................        67        66        63        57        24
Variable Accumulation Unit Value...   $ 21.98   $ 21.00   $ 16.03   $ 14.88   $ 12.71
Total Return.......................      4.7%     31.0%      7.7%     17.1%     29.7%
Investment Income Ratio............      0.7%      0.4%      1.5%      4.2%      5.3%

SERIES III POLICIES(c)
Net Assets.........................   $29,202   $23,036   $ 6,744   $ 3,331   $    --
Units Outstanding..................     1,696     1,404       540       288        --
Variable Accumulation Unit Value...   $ 17.22   $ 16.41   $ 12.50   $ 11.57   $    --
Total Return.......................      4.9%     31.3%      8.0%     15.7%        --
Investment Income Ratio............      0.7%      0.5%      1.8%      3.0%        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         MAINSTAY VP                                       MAINSTAY VP
                    ICAP SELECT EQUITY--                                INCOME & GROWTH--
                        INITIAL CLASS                                     INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $  177    $  176    $  430    $  396    $  353      $--     $    1    $    1    $   --    $   --
           12        12        36        34        34       --         --        --        --        --
       $15.13    $14.26    $12.04    $11.49    $10.39      $--     $12.06    $10.39    $   --    $   --
         6.1%     18.5%      4.7%     10.6%     27.1%       --      16.1%      3.9%        --        --
         0.4%      0.2%      1.0%      1.0%      0.8%       --       0.7%      3.0%        --        --


       $   --    $   --    $   56    $   47    $   36      $--     $   --    $    5    $    4    $    4
           --        --         4         3         3       --         --        --        --        --
       $   --    $16.30    $14.98    $14.24    $12.82      $--     $12.46    $12.48    $11.95    $10.63
           --      8.8%      5.2%     11.1%     27.6%       --      (0.1%)     4.4%     12.4%     28.4%
           --        --      1.0%      2.9%      0.8%       --         --      1.2%      4.8%      1.9%


       $   24    $    5    $  218    $   20    $   --      $--     $   22    $  932    $   49    $   --
            2        15        19         2        --       --         74        79         4        --
       $14.47    $13.54    $11.35    $10.76    $   --      $--     $13.80    $11.81    $11.28    $   --
         6.9%     19.3%      5.4%      7.6%        --       --      16.9%      4.7%     12.8%        --
         0.4%      0.3%      1.8%      1.5%        --       --       0.6%      3.0%      4.2%        --







                         MAINSTAY VP                                       MAINSTAY VP
                     LARGE CAP GROWTH--                                  MID CAP CORE--
                        INITIAL CLASS                                     INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $  111    $   97    $  281    $  254    $  252    $    --   $    --   $    --   $    --   $   --
           14        15        47        44        42         --        --        --        --       --
       $ 7.70    $ 6.39    $ 6.00    $ 5.79    $ 5.97    $    --   $    --   $    --   $    --   $   --
        20.5%      6.5%      3.6%     (3.0%)    27.2%         --        --        --        --       --
           --      0.1%        --      0.2%      0.2%         --        --        --        --       --


       $   --    $   67    $   63    $   48    $  158    $48,265   $46,294   $40,564   $35,255   $   45
           --         6         6         5        16      2,165     2,176     2,186     2,196        3
       $   --    $10.94    $10.22    $ 9.82    $10.08    $ 22.29   $ 21.28   $ 18.56   $ 16.06   $13.17
        (0.2%)     7.0%      4.1%     (2.6%)    27.7%       4.8%     14.7%     15.6%     21.9%    35.2%
           --      0.1%        --      0.2%      0.2%       0.4%        --      0.6%      3.2%     0.6%


       $   33    $   28    $   31    $   14    $   --    $23,854   $21,564   $ 2,931   $ 2,792   $   --
            2         3         3         1        --      1,446     1,372       214       237       --
       $13.32    $10.98    $10.24    $ 9.81    $   --    $ 16.50   $ 15.71   $ 13.67   $ 11.80   $   --
        21.3%      7.2%      4.3%     (1.9%)       --       5.0%     15.0%     15.9%     18.0%       --
         0.0%      0.1%        --      0.9%        --       0.4%        --      0.5%      0.5%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                   MAINSTAY VP                             MAINSTAY VP
                                                MID CAP GROWTH--                         MID CAP VALUE--
                                                  INITIAL CLASS                           INITIAL CLASS
                                     --------------------------------------  --------------------------------------
                                       2007      2006      2005      2004      2007      2006      2005      2004
                                     ------------------------------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $    --   $    --   $    --   $    --
Units Outstanding..................        --       --        --        --         --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $    --   $    --   $    --   $    --
Total Return.......................        --       --        --        --         --        --        --        --
Investment Income Ratio............        --       --        --        --         --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $   150   $   --    $   --    $   --    $63,752   $64,974   $57,377   $54,668
Units Outstanding..................        16       --        --        --      4,769     4,793     4,815     4,837
Variable Accumulation Unit Value...   $  9.44   $   --    $   --    $   --    $ 13.37   $ 13.56   $ 11.92   $ 11.30
Total Return.......................     (5.6%)      --        --        --      (1.4%)    13.8%      5.4%     13.0%
Investment Income Ratio............        --       --        --        --       1.0%      0.1%      0.8%      5.3%


SERIES III POLICIES(c)
Net Assets.........................   $10,832   $9,851    $  466    $  144    $   507   $   221   $   182   $    12
Units Outstanding..................       630      663        34        12         40        17        16         1
Variable Accumulation Unit Value...   $ 17.20   $14.85    $13.60    $11.61    $ 12.63   $ 12.78   $ 11.21   $ 10.60
Total Return.......................     15.8%     9.2%     17.1%     16.1%      (1.1%)    14.0%      5.7%      6.0%
Investment Income Ratio............        --       --        --        --       1.1%      0.1%      2.0%      9.6%







                                                        MAINSTAY VP
                                                      TOTAL RETURN--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $12,280   $2,941    $1,891    $1,361    $1,256
Units Outstanding..................     1,099      281       196       150       146
Variable Accumulation Unit Value...   $ 11.17   $10.47    $ 9.63    $ 9.10    $ 8.62
Total Return.......................      6.8%     8.7%      5.8%      5.6%     18.8%
Investment Income Ratio............      3.1%     0.9%      1.8%      1.8%      1.9%

SERIES II POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

SERIES III POLICIES(c)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         MAINSTAY VP                                  MAINSTAY VP
                       S&P 500 INDEX--                            SMALL CAP GROWTH--
                        INITIAL CLASS                                INITIAL CLASS
      ------------------------------------------------  --------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004
      ----------------------------------------------------------------------------------------


      $157,310  $131,923  $119,908  $118,599   $93,168   $   --    $   --    $   --    $   --
        11,052     9,685    10,091    10,385     8,951       --        --        --        --
      $  14.23  $  13.62  $  11.88  $  11.42   $ 10.41   $   --    $   --    $   --    $   --
          4.5%     14.6%      4.1%      9.7%     27.3%       --        --        --        --
          1.7%      0.5%      1.2%      1.8%      1.4%       --        --        --        --



      $    608  $    534  $    319  $    297   $   255   $   --    $   --    $   --    $   --
            42        39        26        26        24       --        --        --        --
      $  14.53  $  13.85  $  12.02  $  11.50   $ 10.44   $   --    $   --    $   --    $   --
          5.0%     15.1%      4.5%     10.2%     27.9%       --        --        --        --
          1.7%      0.7%      1.2%      4.5%      4.3%       --        --        --        --



      $ 23,852  $ 22,492  $ 15,506  $ 12,742   $    --   $4,522    $4,597    $   34    $    6
         1,730     1,716     1,366     1,176        --      404       398         3         1
      $  13.79  $  13.10  $  11.35  $  10.83   $    --   $11.19    $11.56    $10.87    $10.45
          5.2%     15.4%      4.8%      8.3%        --    (3.2%)     6.3%      4.1%      4.5%
          1.7%      0.7%      1.2%      4.9%        --       --        --        --        --






                                                             AIM V.I.            AIM V.I.
                      MAINSTAY VP                           GLOBAL REAL        INTERNATIONAL
                        VALUE--                            ESTATE FUND--       GROWTH FUND--
                     INITIAL CLASS                        SERIES I SHARES     SERIES I SHARES
------------------------------------------------------  ------------------  ------------------
        2007      2006      2005      2004      2003      2007      2006      2007      2006
      ----------------------------------------------------------------------------------------


      $  4,536  $  3,500  $  1,143  $  2,868   $    2    $   --    $   --    $   --    $   --
           331       259       100       265       --        --        --        --        --
      $  13.69  $  13.49  $  11.43  $  10.83   $ 9.80    $   --    $   --    $   --    $   --
          1.5%     18.1%      5.5%     10.5%    26.5%        --        --        --        --
          1.8%      0.6%      0.6%      1.9%     2.4%        --        --        --        --



      $159,779  $157,522  $133,533  $126,588   $   59    $   16    $   75    $   --    $   --
         8,610     8,652     8,697     8,738        5         2         7        --        --
      $  18.56  $  18.21  $  15.35  $  14.49   $13.05    $10.42    $11.06    $   --    $   --
          1.9%     18.6%      6.0%     11.0%    27.1%     (5.8%)    10.6%        --        --
          1.6%      0.4%      1.2%      7.4%     1.6%      1.0%      8.0%        --        --



      $ 13,288  $ 12,123  $  2,161  $    620   $   --    $1,197    $5,505    $4,552    $   30
         1,030       960       203        62       --       102       445       337         3
      $  12.91  $  12.63  $  10.62  $  10.00   $   --    $11.70    $12.38    $13.50    $11.77
          2.2%     18.9%      6.2%        --       --     (5.5%)    23.8%     14.7%     16.7%
          1.6%      0.5%      1.5%        --       --      2.3%      4.0%        --      2.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                 ALGER AMERICAN
                                               LEVERAGED ALLCAP--
                                                 CLASS O SHARES
                                     --------------------------------------
                                       2007      2006      2005      2004
                                     --------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --
Investment Income Ratio............       --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --
Investment Income Ratio............       --        --        --        --


SERIES III POLICIES(c)
Net Assets.........................   $   51    $  144    $   27    $   13
Units Outstanding..................        3        10         2         1
Variable Accumulation Unit Value...   $18.99    $14.22    $11.92    $10.42
Total Return.......................    33.5%     19.3%     14.4%      4.2%
Investment Income Ratio............       --        --        --        --






                                       AMERICAN FUNDS      AMERICAN FUNDS                          AMERICAN FUNDS
                                      ASSET ALLOCATION      GLOBAL SMALL       AMERICAN FUNDS       GROWTH-INCOME
                                           FUND--         CAPITALIZATION--      GROWTH FUND--          FUND--
                                       CLASS 2 SHARES      CLASS 2 SHARES      CLASS 2 SHARES      CLASS 2 SHARES
                                     ------------------  ------------------  ------------------  ------------------
                                       2007      2006      2007      2006      2007      2006      2007      2006
                                     ------------------------------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --      $--     $   --      $--     $   --    $   --    $   --      $--
Units Outstanding..................       --       --         --       --         --        --        --       --
Variable Accumulation Unit Value...   $   --      $--     $   --      $--     $   --    $   --    $   --      $--
Total Return.......................       --       --         --       --         --        --        --       --
Investment Income Ratio............       --       --         --       --         --        --        --
                                          --

SERIES II POLICIES(b)
Net Assets.........................   $   --      $--     $   --      $--     $   --    $   --    $   --      $--
Units Outstanding..................       --       --         --       --         --        --        --       --
Variable Accumulation Unit Value...   $   --      $--     $   --      $--     $   --    $   --    $   --      $--
Total Return.......................       --       --         --       --         --        --        --       --
Investment Income Ratio............       --       --         --       --         --        --        --
                                          --

SERIES III POLICIES(c)
Net Assets.........................   $  178      $--     $  471      $--     $1,334    $    5    $   33      $--
Units Outstanding..................       17       --         38       --        119         1         3       --
Variable Accumulation Unit Value...   $10.71      $--     $12.39      $--     $11.19    $ 9.96    $ 9.84      $--
Total Return.......................     7.1%       --      23.9%       --      12.3%     (0.4%)    (1.6%)      --
Investment Income Ratio............     2.3%       --       2.9%       --       1.4%        --      2.8%       --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                        ALLIANCEBERNSTEIN
                       ALGER AMERICAN                   VPS INTERNATIONAL          AMERICAN CENTURY(R) VP
                   SMALL CAPITALIZATION--               VALUE PORTFOLIO--                  VALUE--
                       CLASS O SHARES                     CLASS A SHARES                  CLASS II
      ------------------------------------------------  -----------------  --------------------------------------
        2007      2006      2005      2004      2003           2007          2007      2006      2005      2004
      -----------------------------------------------------------------------------------------------------------


       $   28    $   24    $   19    $  230    $  199         $   --        $   --    $   --    $   --    $   --
            2         2         2        25        25             --            --        --        --        --
       $14.89    $12.79    $10.73    $ 9.24    $ 7.99         $   --        $   --    $   --    $   --    $   --
        16.4%     19.2%     16.1%     15.8%     41.4%             --            --        --        --        --
           --        --        --        --        --             --            --        --        --        --



       $   --    $   --    $   --    $  115    $   72         $   --        $  380    $  349    $  173    $  112
           --        --        --         8         6             --            30        26        15        10
       $   --    $   --    $   --    $14.26    $12.27         $   --        $12.77    $13.52    $11.44    $10.94
           --        --        --     16.3%     22.7%             --         (5.5%)    18.2%      4.6%      9.4%
           --        --        --        --        --             --          1.4%      1.1%      0.7%        --



       $2,255    $1,950    $  189    $   59    $   --         $  664        $  882    $  227    $   70    $   --
          129       131        15         6        --             72            75        18         7        --
       $17.43    $14.86    $12.38    $10.59    $   --         $ 9.26        $11.68    $12.34    $10.41    $   --
        17.2%     20.1%     16.9%      5.9%        --          (7.4%)        (5.3%)    18.5%      4.1%        --
           --        --        --        --        --             --          1.4%      0.6%      0.5%        --






        AMERICAN FUNDS
         INTERNATIONAL                       CVS CALVERT
            FUND--                         SOCIAL BALANCED                           DAVIS VALUE
        CLASS 2 SHARES                        PORTFOLIO                               PORTFOLIO
      ------------------  ------------------------------------------------  ----------------------------
        2007      2006      2007      2006      2005      2004      2003      2007      2006      2005
      --------------------------------------------------------------------------------------------------

       $   --      $--     $   --    $   --    $    7    $    7    $   27    $   --    $   --    $   --
           --       --         --        --         1         1         2        --        --        --
       $   --      $--     $   --    $12.64    $12.42    $11.84    $11.01    $   --    $   --    $   --
           --       --         --      1.8%      4.9%      7.5%     18.5%        --        --        --
           --       --         --        --      0.0%      1.2%      2.1%        --        --        --


       $   --      $--     $   --    $   --    $   --    $   --    $   --    $  151    $  143    $   82
           --       --         --        --        --        --        --        14        13         8
       $11.64      $--     $   --    $   --    $   --    $   --    $   --    $10.97    $11.31    $ 9.86
           --       --         --        --        --        --        --     (3.0%)    14.7%     (1.4%)
         0.3%       --         --        --        --        --        --      3.1%      0.6%     43.1%


       $1,647      $--     $   16    $   22    $  865    $  402    $   --    $1,783    $  315    $  118
          138       --          1         2        76        37        --       150        28        12
       $11.89      $--     $12.72    $12.38    $11.38    $10.77    $   --    $11.86    $11.34    $ 9.86
        18.9%       --       2.8%      8.8%      5.7%      7.7%        --      4.6%     15.0%     (1.4%)
         2.2%       --       2.3%      0.3%      1.5%      6.4%        --      1.4%      1.1%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                        DELAWARE VIP
                                        INTERNATIONAL
                                            VALUE                           DREYFUS IP
                                       EQUITY SERIES--                  TECHNOLOGY GROWTH--
                                       STANDARD CLASS                     INITIAL SHARES
                                     ------------------  ------------------------------------------------
                                       2007      2006      2007      2006      2005      2004      2003
                                     --------------------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --      $--     $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --       --         --        --        --        --        --
Variable Accumulation Unit Value...   $   --      $--     $   --    $   --    $   --    $   --    $   --
Total Return.......................       --       --         --        --        --        --        --
Investment Income Ratio............       --       --         --        --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $   --      $--     $   --    $   --    $   --    $   --    $    1
Units Outstanding..................       --       --         --        --        --        --        --
Variable Accumulation Unit Value...   $   --      $--     $ 9.86    $ 9.86    $   --    $ 9.79    $ 9.90
Total Return.......................       --       --         --      0.7%        --     (1.1%)    (1.0%)
Investment Income Ratio............       --       --         --        --        --        --        --


SERIES III POLICIES(c)
Net Assets.........................   $  403      $--     $  671    $  376    $  336    $  133    $   --
Units Outstanding..................       38       --         56        36        33        14        --
Variable Accumulation Unit Value...   $10.59      $--     $12.05    $10.50    $10.07    $ 9.70    $   --
Total Return.......................     5.9%       --      14.7%      4.3%      3.8%     (3.0%)       --
Investment Income Ratio............     2.0%       --         --        --        --        --        --







                                                      FIDELITY(R) VIP
                                                      CONTRAFUND(R)--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   306   $   263   $  543    $  469    $  412
Units Outstanding..................        13        13       30        30        31
Variable Accumulation Unit Value...   $ 23.22   $ 19.88   $17.92    $15.44    $13.46
Total Return.......................     16.8%     10.9%    16.1%     14.7%     27.6%
Investment Income Ratio............      1.0%      1.5%     0.3%      0.3%      0.5%

SERIES II POLICIES(b)
Net Assets.........................   $ 1,790   $ 1,227   $1,994    $1,573    $  839
Units Outstanding..................        86        69      126       116        71
Variable Accumulation Unit Value...   $ 20.73   $ 17.67   $15.86    $13.59    $11.80
Total Return.......................     17.3%     11.4%    16.6%     15.2%     28.1%
Investment Income Ratio............      1.1%      1.2%     0.3%      0.7%      0.2%

SERIES III POLICIES(c)
Net Assets.........................   $19,399   $11,897   $3,687    $  514    $   --
Units Outstanding..................     1,140       822      285        46        --
Variable Accumulation Unit Value...   $ 17.02   $ 14.47   $12.95    $11.08    $   --
Total Return.......................     17.6%     11.7%    16.9%     10.8%        --
Investment Income Ratio............      1.1%      1.5%     0.1%        --        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                                                  DWS
                                                            DREYFUS VIF      DREMAN SMALL
                         DREYFUS VIF                         EMERGING           MID CAP
                    DEVELOPING LEADERS--                     LEADERS--        VALUE VIP--
                       INITIAL SHARES                     INITIAL SHARES    CLASS A SHARES
      ------------------------------------------------  ------------------  --------------
        2007      2006      2005      2004      2003      2007      2006         2007
      ------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $   --    $   --       $   --
            --       --        --        --        --        --        --           --
       $    --   $   --    $   --    $   --    $   --    $   --    $   --       $   --
            --       --        --        --        --        --        --           --
            --       --        --        --        --        --        --           --


       $    --   $   --    $  256    $  178    $  198    $   --    $   --       $   --
            --       --        22        16        20        --        --           --
       $ 10.90   $10.90    $11.66    $11.05    $ 9.95    $   --    $   --       $   --
            --    (6.5%)     5.5%     11.1%     31.4%        --        --           --
            --     0.6%        --      0.3%        --        --        --           --


       $    19   $   35    $   75    $   22    $   --    $   --    $   18       $1,220
             2        3         7         2        --        --         2          131
       $ 10.05   $11.30    $10.89    $10.29    $   --    $11.02    $10.81       $ 9.29
        (11.1%)    3.7%      5.8%      2.9%        --      1.9%      8.1%        (7.1%)
          0.7%     0.5%        --      0.5%        --        --        --           --

                             DWS
                    SMALL CAP INDEX VIP--
                       CLASS A SHARES
      ------------------------------------------------
        2007      2006      2005      2004      2003
      ------------------------------------------------


       $    --   $    --   $   --    $   --    $   --
            --        --       --        --        --
       $    --   $    --   $   --    $   --    $   --
            --        --       --        --        --
            --        --       --        --        --


       $   113   $   102   $  188    $   73    $    1
             8         7       15         6        --
       $ 14.53   $ 14.85   $12.67    $12.18    $10.37
         (2.1%)    17.2%     4.0%     17.5%      3.7%
          0.8%      0.6%     0.7%      0.2%        --


       $14,260   $24,980   $8,970    $5,823    $   --
         1,057     1,816      766       519        --
       $ 13.49   $ 13.75   $11.70    $11.23    $   --
         (1.9%)    17.5%     4.3%     12.3%        --
          0.9%      0.4%     0.5%      0.1%        --





                                                               FIDELITY(R) VIP
                       FIDELITY(R) VIP                          FREEDOM 2010
                       EQUITY-INCOME--                           PORTFOLIO--
                        INITIAL CLASS                          INITIAL SHARES
      ------------------------------------------------  ----------------------------
        2007      2006      2005      2004      2003      2007      2006      2005
      ------------------------------------------------------------------------------


       $   59    $   60    $2,172    $1,873    $1,518    $   --    $   --    $   --
            4         4       165       149       134        --        --        --
       $15.87    $15.74    $13.18    $12.54    $11.32    $   --    $   --    $   --
         0.8%     19.4%      5.1%     10.8%     29.4%        --        --        --
         1.8%      2.5%      1.6%      1.6%      1.4%        --        --        --



       $   11    $   --    $   58    $   49    $   38    $   31    $   --    $   --
            1        --         4         3         3         3        --        --
       $17.21    $16.97    $15.69    $14.86    $13.35    $10.25    $   --    $   --
         1.4%      8.2%      5.6%     11.3%     30.0%      2.5%        --        --
           --      2.5%      1.4%      3.8%      1.9%     14.8%        --        --



       $9,198    $8,274    $3,577    $1,737    $   --    $  340    $  180    $  221
          658       514       311       160        --        28        16        22
       $13.98    $13.77    $11.46    $10.82    $   --    $11.96    $11.01    $10.02
         1.5%     20.2%      5.9%      8.2%        --      8.7%      9.8%      0.2%
         2.0%      3.5%      0.8%        --        --      2.3%      1.8%        --

             FIDELITY(R) VIP          FIDELITY(R) VIP
              FREEDOM 2020             FREEDOM 2030
               PORTFOLIO--              PORTFOLIO--
             INITIAL SHARES           INITIAL SHARES
      ----------------------------  ------------------
        2007      2006      2005      2007      2006
      ------------------------------------------------

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --



       $   18    $   --    $   --    $   --    $   --
            2        --        --        --        --
       $10.98    $   --    $   --    $   --    $   --
         9.8%        --        --        --        --
         2.5%        --        --        --        --


       $  931    $  177    $   83    $  644    $  230
           75        16         8        52        21
       $12.33    $11.19    $ 9.99    $12.29    $11.04
        10.2%     12.0%     (0.1%)    11.4%     10.4%
         3.8%      1.8%        --      1.8%      4.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                      FIDELITY(R) VIP
                                                         GROWTH--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $  244    $   71    $  339    $  270    $  208
Units Outstanding..................       16         6        31        26        21
Variable Accumulation Unit Value...   $14.79    $11.67    $10.95    $10.38    $10.07
Total Return.......................    26.6%      6.6%      5.5%      3.1%     32.5%
Investment Income Ratio............     0.8%      0.6%      0.4%      0.7%      0.1%

SERIES III POLICIES(c)
Net Assets.........................   $3,823    $2,568    $3,613    $1,636    $   --
Units Outstanding..................      268       229       344       165        --
Variable Accumulation Unit Value...   $14.23    $11.21    $10.49    $ 9.92    $   --
Total Return.......................    27.0%      6.9%      5.8%     (0.8%)       --
Investment Income Ratio............     0.8%      0.6%      0.3%        --        --







                                                      FIDELITY(R) VIP
                                                         MID-CAP--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $    --   $   --    $   --    $   --
Units Outstanding..................        --        --       --        --        --
Variable Accumulation Unit Value...   $    --   $    --   $   --    $   --    $   --
Total Return.......................        --        --       --        --        --
Investment Income Ratio............        --        --       --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $ 1,152   $ 1,196   $  739    $  584    $  276
Units Outstanding..................        51        61       42        39        23
Variable Accumulation Unit Value...   $ 22.77   $ 19.74   $17.56    $14.88    $11.95
Total Return.......................     15.3%     12.4%    18.0%     24.6%     38.3%
Investment Income Ratio............      0.9%      0.3%       --        --      0.1%

SERIES III POLICIES(c)
Net Assets.........................   $22,201   $17,242   $9,912    $4,230    $   --
Units Outstanding..................     1,242     1,115      721       365        --
Variable Accumulation Unit Value...   $ 17.87   $ 15.46   $13.72    $11.59    $   --
Total Return.......................     15.6%     12.7%    18.3%     15.9%        --
Investment Income Ratio............      0.9%      0.3%       --        --        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                         INDEX 500--                                 INVESTMENT GRADE BOND--
                        INITIAL CLASS                                     INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $    --   $    --   $    --   $   --    $   --    $   --    $   --    $   --    $   --    $   --
            --        --        --       --        --        --        --        --        --        --
       $    --   $    --   $    --   $   --    $   --    $   --    $   --    $   --    $   --    $   --
            --        --        --       --        --        --        --        --        --        --
            --        --        --       --        --        --        --        --        --        --


       $   336   $ 1,519   $ 1,050   $  816    $  394    $2,001    $1,653    $1,150    $  926    $  616
            20        94        75       61        33       153       131        95        78        54
       $ 16.91   $ 16.08   $ 13.93   $13.32    $12.08    $13.11    $12.59    $12.10    $11.87    $11.39
          5.2%     15.4%      4.6%    10.3%     28.1%      4.1%      4.1%      1.9%      4.2%      4.9%
          3.1%      1.3%      1.5%     2.8%      0.4%      4.1%      3.4%      3.5%     11.0%      2.4%


       $32,904   $26,736   $15,576   $5,552    $   --    $4,516    $2,444    $1,191    $  115    $   --
         2,392     2,049     1,381      516        --       392       221       113        11        --
       $ 13.75   $ 13.04   $ 11.27   $10.75    $   --    $11.52    $11.04    $10.58    $10.35    $   --
          5.4%     15.7%      4.8%     7.5%        --      4.3%      4.3%      2.2%      3.5%        --
          3.5%      1.3%      0.7%       --        --      3.7%      2.8%      0.9%        --        --







                       FIDELITY(R) VIP                              FIDELITY(R) VIP
                         OVERSEAS--                               VALUE STRATEGIES--
                        INITIAL CLASS                               SERVICE CLASS 2
      ------------------------------------------------  --------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004
      ----------------------------------------------------------------------------------------


       $    --   $    --   $   --    $   --    $   --    $   --    $   --    $   --    $   --
            --        --       --        --        --        --        --        --        --
       $    --   $    --   $   --    $   --    $   --    $   --    $   --    $   --    $   --
            --        --       --        --        --        --        --        --        --
            --        --       --        --        --        --        --        --        --



       $   156   $    --   $  165    $   --    $   10    $   --    $   --    $   --    $   --
            10        --       11        --         1        --        --        --        --
       $ 15.59   $ 15.82   $14.53    $14.40    $13.23    $   --    $   --    $   --    $   --
         (1.5%)     8.9%     0.9%      8.9%     43.0%        --        --        --        --
          7.7%      1.4%       --      3.2%      0.4%        --        --        --        --



       $13,500   $14,042   $4,129    $  705    $   --    $  432    $  255    $  129    $   27
           783       955      332        67        --        29        18        11         2
       $ 17.25   $ 14.70   $12.45    $10.46    $   --    $14.89    $14.12    $12.17    $11.88
         17.3%     18.1%    19.0%      4.6%        --      5.4%     16.0%      2.4%     18.8%
          3.0%      0.4%     0.2%        --        --      0.7%      0.3%        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                        JANUS ASPEN
                                                     SERIES BALANCED--
                                                   INSTITUTIONAL SHARES
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $10,243   $9,579    $11,800   $11,571   $10,667
Units Outstanding..................       503      517        700       736       731
Variable Accumulation Unit Value...   $ 20.35   $18.54    $ 16.86   $ 15.73   $ 14.59
Total Return.......................      9.8%     9.9%       7.2%      7.8%     13.3%
Investment Income Ratio............      2.6%     2.1%       2.3%      2.3%      2.2%

SERIES II POLICIES(b)
Net Assets.........................   $ 1,994   $1,623    $ 1,201   $   998   $   594
Units Outstanding..................       133      119         97        87        56
Variable Accumulation Unit Value...   $ 15.04   $13.64    $ 12.35   $ 11.47   $ 10.60
Total Return.......................     10.3%    10.4%       7.7%      8.3%     13.8%
Investment Income Ratio............      2.6%     2.3%       2.4%      7.8%      2.4%

SERIES III POLICIES(c)
Net Assets.........................   $ 4,650   $1,928    $ 1,262   $   797   $    --
Units Outstanding..................       331      152        110        75        --
Variable Accumulation Unit Value...   $ 14.03   $12.69    $ 11.47   $ 10.62   $    --
Total Return.......................     10.5%    10.7%       7.9%      6.2%        --
Investment Income Ratio............      2.7%     2.2%       1.7%      3.3%        --







                                                LAZARD
                                       RETIREMENT INTERNATIONAL
                                                EQUITY
                                               PORTFOLIO
                                     ----------------------------
                                       2007      2006      2005
                                     ----------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $   --    $   --
Units Outstanding..................       --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --
Total Return.......................       --        --        --
Investment Income Ratio............       --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $   --    $   --    $   --
Units Outstanding..................       --        --        --
Variable Accumulation Unit Value...   $10.55    $   --    $   --
Total Return.......................     5.5%        --        --
Investment Income Ratio............     2.1%        --        --


SERIES III POLICIES(c)
Net Assets.........................   $3,086    $2,291    $   26
Units Outstanding..................      209       172         2
Variable Accumulation Unit Value...   $14.76    $13.32    $10.87
Total Return.......................    10.8%     22.5%      8.7%
Investment Income Ratio............     2.7%      1.4%      1.0%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









               JANUS ASPEN                        JANUS ASPEN                                  JANUS ASPEN
             SERIES FORTY--                 SERIES MID CAP GROWTH--                     SERIES WORLDWIDE GROWTH--
          INSTITUTIONAL SHARES               INSTITUTIONAL SHARES                         INSTITUTIONAL SHARES
      ----------------------------  --------------------------------------  ------------------------------------------------
        2007      2006      2005      2007      2006      2005      2004      2007      2006      2005      2004      2003
      ----------------------------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $  296    $  276    $  285    $  523    $  437
           --        --        --        --        --        --        --        20        21        25        48        42
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $14.55    $13.37    $11.39    $10.83    $10.41
           --        --        --        --        --        --        --      8.9%     17.4%      5.1%      4.0%     23.1%
           --        --        --        --        --        --        --      0.8%      1.7%      1.3%      1.1%      1.1%


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   96    $   63    $   30
           --        --        --        --        --        --        --        --        --         9         6         3
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $10.53    $10.53    $10.79    $10.21    $ 9.77
           --        --        --        --        --        --        --        --     (2.4%)     5.6%      4.5%     23.7%
           --        --        --        --        --        --        --        --      2.2%      1.5%      3.1%      1.4%


       $7,521    $4,077    $  307    $7,998    $5,191    $3,388    $  638    $  749    $  599    $  457    $  128    $   --
          490       364        30       458       363       269        57        56        49        44        13        --
       $15.33    $11.19    $10.24    $17.44    $14.29    $12.58    $11.20    $13.36    $12.18    $10.31    $ 9.74    $   --
        37.0%      9.3%      2.4%     22.0%     13.6%     12.3%     12.0%      9.6%     18.2%      5.9%     (2.6%)       --
         0.4%      0.5%      0.6%      0.2%        --        --        --      0.8%      2.0%      1.4%      1.4%        --





                         LORD ABBETT
                        SERIES FUND--                         LVIP BARON GROWTH
                        MID-CAP VALUE                       OPPORTUNITIES FUND--
                          PORTFOLIO                         SERVICE CLASS SHARES
      ------------------------------------------------  ----------------------------
        2007      2006      2005      2004      2003      2007      2006      2005
      ------------------------------------------------------------------------------


       $    --   $    --   $   --    $   --    $   --    $   --    $   --    $   --
            --        --       --        --        --        --        --        --
       $    --   $    --   $   --    $   --    $   --    $   --    $   --    $   --
            --        --       --        --        --        --        --        --
            --        --       --        --        --        --        --        --



       $   188   $   166   $1,100    $1,026    $  345    $  144    $   71    $   --
            10         9       68        69        29        13         7        --
       $ 18.10   $ 18.03   $16.11    $14.92    $12.06    $10.86    $10.53    $   --
          0.3%     12.0%     8.0%     23.7%     24.4%      3.1%      5.3%        --
          0.5%      0.1%     0.5%      1.2%      1.5%        --        --        --



       $13,379   $11,906   $8,068    $5,014    $   --    $2,685    $  788    $  128
           945       846      644       433        --       224        68        13
       $ 14.15   $ 14.07   $12.53    $11.58    $   --    $11.99    $11.59    $10.04
          0.6%     12.2%     8.2%     15.8%        --      3.4%     15.5%      0.4%
          0.5%      0.6%     0.5%      1.1%        --        --        --        --

                      MFS(R) INVESTORS
                       TRUST SERIES--
                        INITIAL CLASS
      ------------------------------------------------
        2007      2006      2005      2004      2003
      ------------------------------------------------

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --


       $  210    $  194    $  176    $  169    $  109
           12        12        13        13         9
       $17.09    $15.54    $13.79    $12.88    $11.60
        10.0%     12.7%      7.0%     11.1%     21.8%
         0.8%      0.5%      0.5%      1.7%      0.5%


       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     MFS(R)
                                             NEW DISCOVERY SERIES--
                                                  INITIAL CLASS
                                     --------------------------------------
                                       2007      2006      2005      2004
                                     --------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --
Investment Income Ratio............       --        --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --
Investment Income Ratio............       --        --        --        --

SERIES III POLICIES(c)
Net Assets.........................   $    9    $   15    $  596    $  315
Units Outstanding..................        1         1        57        32
Variable Accumulation Unit Value...   $12.14    $11.84    $10.46    $ 9.94
Total Return.......................     2.5%     13.2%      5.2%     (0.6%)
Investment Income Ratio............       --        --        --        --







                                                      MORGAN STANLEY
                                               UIF EMERGING MARKETS EQUITY--
                                                          CLASS I
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   80    $   56    $   40    $   29    $   31
Units Outstanding..................        2         2         2         2         3
Variable Accumulation Unit Value...   $32.35    $23.19    $17.03    $12.81    $10.48
Total Return.......................    39.5%     36.2%     32.9%     22.3%     48.6%
Investment Income Ratio............     0.5%      0.8%      0.6%      0.7%        --

SERIES II POLICIES(b)
Net Assets.........................   $  572    $   78    $   86    $   --    $   --
Units Outstanding..................       25         5         7        --        --
Variable Accumulation Unit Value...   $23.32    $16.65    $12.17    $   --    $   --
Total Return.......................    40.1%     36.8%     21.7%        --        --
Investment Income Ratio............     0.1%      0.7%      0.5%        --        --

SERIES III POLICIES(c)
Net Assets.........................   $7,958    $3,353    $1,428    $  481    $   --
Units Outstanding..................      278       164        96        43        --
Variable Accumulation Unit Value...   $28.72    $20.45    $14.91    $11.14    $   --
Total Return.......................    40.5%     37.1%     33.9%     11.4%        --
Investment Income Ratio............     0.4%      0.8%      0.3%        --        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                           MFS(R)                                 MORGAN STANLEY UIF
                     UTILITIES SERIES--                         EMERGING MARKETS DEBT--
                        INITIAL CLASS                                   CLASS I
      ------------------------------------------------  --------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004
      ----------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --



       $   28    $   --    $    8    $   --    $  224    $  132    $  116    $   64    $   --
            2        --         1        --        20        10         9         6        --
       $17.45    $13.64    $12.92    $11.75    $11.14    $13.31    $12.52    $11.33    $   --
        27.9%      5.6%     10.0%      5.5%     35.6%      6.3%     10.5%     13.3%        --
         1.3%      4.3%        --      8.2%      2.3%      7.3%      8.1%      6.2%        --



       $1,258    $  621    $   15    $   --    $   --    $  600    $  193    $   16    $   --
           65        41         1        --        --        42        14         1        --
       $19.28    $15.08    $11.49    $   --    $   --    $14.35    $13.47    $12.15    $10.82
        27.9%     31.3%     14.9%        --        --      6.5%     10.8%     12.3%      8.2%
         0.8%      0.4%        --        --        --      7.3%     10.4%      6.6%     85.3%







                     MORGAN STANLEY UIF                                  PIMCO
                     U.S. REAL ESTATE--                             LOW DURATION--
                           CLASS I                            ADMINISTRATIVE CLASS SHARES
      ------------------------------------------------  --------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004
      ----------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
            --       --        --        --        --        --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
            --       --        --        --        --        --        --        --        --
            --       --        --        --        --        --        --        --        --



       $   466   $  378    $  594    $  952    $  658    $   --    $   --    $  228    $  152
            21       14        30        56        53        --        --        23        15
       $ 22.41   $27.09    $19.67    $16.85    $12.38    $10.12    $10.12    $10.08    $10.00
        (17.3%)   37.7%     16.8%     36.1%     37.2%        --      0.5%      0.8%        --
          0.9%     0.7%      1.0%      4.6%        --        --      3.9%      2.9%      5.5%



       $11,399   $5,238    $2,628    $  809    $   --    $  415    $  264    $   58    $   48
           622      237       164        59        --        37        25         6         5
       $ 18.32   $22.10    $16.01    $13.67    $   --    $11.31    $10.54    $10.11    $10.00
        (17.1%)   38.0%     17.1%     36.7%        --      7.4%      4.3%      1.0%        --
          1.2%     1.1%      0.9%      1.9%        --      4.8%      4.1%      1.8%      1.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                      PIMCO
                                                  REAL RETURN--
                                           ADMINISTRATIVE CLASS SHARES
                                     --------------------------------------
                                       2007      2006      2005      2004
                                     --------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --
Investment Income Ratio............       --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $  103    $   90    $  137    $   78
Units Outstanding..................        9         9        13         8
Variable Accumulation Unit Value...   $11.50    $10.42    $10.37    $10.18
Total Return.......................    10.4%      0.5%      1.8%      1.8%
Investment Income Ratio............     4.7%      4.2%      2.9%      4.5%


SERIES III POLICIES(c)
Net Assets.........................   $4,776    $2,622    $1,237    $   24
Units Outstanding..................      412       250       119         2
Variable Accumulation Unit Value...   $11.59    $10.48    $10.40    $10.19
Total Return.......................    10.7%      0.7%      2.1%      1.9%
Investment Income Ratio............     4.6%      4.2%      3.1%      1.7%







                                                 ROYCE                          T. ROWE PRICE
                                         SMALL-CAP PORTFOLIO--                BLUE CHIP GROWTH
                                           INVESTMENT CLASS                       PORTFOLIO
                                     ----------------------------  --------------------------------------
                                       2007      2006      2005      2007      2006      2005      2004
                                     --------------------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $  141    $  241    $  201
Units Outstanding..................       --        --        --      ----        11        21        19
Variable Accumulation Unit Value...   $10.50    $10.50    $   --    $12.64    $12.31    $11.25    $10.65
Total Return.......................       --      5.0%        --      2.7%      9.4%      5.7%      6.5%
Investment Income Ratio............       --        --        --        --      0.2%      0.1%      6.8%


SERIES III POLICIES(c)
Net Assets.........................   $3,797    $1,546    $  187    $8,877    $7,222    $8,056    $4,500
Units Outstanding..................      331       132        18       618       567       694       411
Variable Accumulation Unit Value...   $11.47    $11.72    $10.15    $14.36    $12.73    $11.61    $10.96
Total Return.......................    (2.1%)    15.4%      1.5%     12.7%      9.7%      5.9%      9.6%
Investment Income Ratio............     0.1%      0.1%        --      0.5%      0.3%      0.1%      2.3%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                     PIMCO
                       PIMCO                   U.S. GOVERNMENT--                   ROYCE
                  TOTAL RETURN--                ADMINISTRATIVE             MICRO-CAP PORTFOLIO--
            ADMINISTRATIVE CLASS SHARES          CLASS SHARES                INVESTMENT CLASS
      --------------------------------------  ------------------  --------------------------------------
        2007      2006      2005      2004      2007      2006      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $    --   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
            --        --       --        --        --        --        --        --        --        --
       $    --   $    --   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
            --        --       --        --        --        --        --        --        --        --
            --        --       --        --        --        --        --        --        --        --



       $    --   $    69   $  217    $   --    $   --    $   --    $  338    $  405    $  156    $   84
            --         7       21        --        --        --        22        27        13         8
       $ 10.65   $ 10.56   $10.19    $   --    $   --    $   --    $15.37    $14.82    $12.25    $11.01
          0.9%      3.6%     1.9%        --        --        --      3.7%     20.9%     11.3%     10.1%
          4.7%      4.4%     3.7%        --        --        --      1.3%      0.3%      0.7%        --



       $24,413   $14,366   $8,384    $3,027    $   43    $  579    $3,369    $1,722    $  642    $  211
         2,039     1,305      790       292         4        54       218       116        52        19
       $ 11.97   $ 11.01   $10.60    $10.35    $11.91    $10.64    $15.49    $14.90    $12.29    $11.01
          8.8%      3.8%     2.5%      3.5%     11.9%        --      4.0%     21.2%     11.6%     10.1%
          4.7%      4.3%     3.2%      2.1%        --      4.0%      1.7%      0.3%      0.6%        --







                        T. ROWE PRICE                           T. ROWE PRICE
                        EQUITY INCOME                             INDEX 500
                          PORTFOLIO                               PORTFOLIO
      ------------------------------------------------  ----------------------------
        2007      2006      2005      2004      2003      2007      2006      2005
      ------------------------------------------------------------------------------


       $   658   $   659   $  460    $  412    $  286    $   --    $   --    $   --
            37        38       32        29        23        --        --        --
       $ 17.64   $ 17.20   $14.56    $14.11    $12.36    $   --    $   --    $   --
          2.5%     18.1%     3.2%     14.1%     24.6%        --        --        --
          1.7%      1.7%     1.5%      1.6%      1.6%        --        --        --


       $ 2,152   $ 1,681   $2,588    $2,044    $1,668    $   --    $   --    $   --
           141       113      207       170       159        --        --        --
       $ 15.26   $ 14.81   $12.48    $12.04    $10.50    $   --    $   --    $   --
          3.0%     18.7%     3.7%     14.6%     25.2%        --        --        --
          1.8%      1.6%     1.6%      4.5%      1.9%        --        --        --


       $20,879   $12,882   $8,428    $3,620    $   --    $  442    $  347    $   24
         1,467       934      727       325        --        34        28         2
       $ 14.23   $ 13.78   $11.59    $11.15    $   --    $12.82    $12.20    $10.57
          3.3%     19.0%     3.9%     11.5%        --      5.1%     15.4%      5.7%
          1.8%      1.6%     1.4%      2.6%        --      1.7%      2.4%      2.4%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                  T. ROWE PRICE
                                               INTERNATIONAL STOCK
                                                    PORTFOLIO
                                     --------------------------------------
                                       2007      2006      2005      2004
                                     --------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --
Investment Income Ratio............       --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $  477    $  377    $  275    $  117
Units Outstanding..................       27        24        21        10
Variable Accumulation Unit Value...   $17.47    $15.50    $13.04    $11.27
Total Return.......................    12.8%     18.8%     15.7%     12.7%
Investment Income Ratio............     1.6%      1.4%      1.8%      9.9%


SERIES III POLICIES(c)
Net Assets.........................   $1,672    $  905    $  375    $  251
Units Outstanding..................       96        58        29        22
Variable Accumulation Unit Value...   $17.45    $15.44    $12.96    $11.17
Total Return.......................    13.0%     19.1%     16.0%     11.7%
Investment Income Ratio............     1.7%      0.9%      1.3%      2.7%







                                                  T. ROWE PRICE
                                           PERSONAL STRATEGY BALANCED
                                                    PORTFOLIO
                                     --------------------------------------
                                       2007      2006      2005      2004
                                     --------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $    --   $   --    $   --
Units Outstanding..................        --        --       --        --
Variable Accumulation Unit Value...   $    --   $    --   $   --    $   --
Total Return.......................        --        --       --        --
Investment Income Ratio............        --        --       --        --


SERIES II POLICIES(b)
Net Assets.........................   $    --   $    --   $   --    $   --
Units Outstanding..................        --        --       --        --
Variable Accumulation Unit Value...   $    --   $    --   $   --    $   --
Total Return.......................        --        --       --        --
Investment Income Ratio............        --        --       --        --


SERIES III POLICIES(c)
Net Assets.........................   $13,558   $19,466   $7,790    $5,185
Units Outstanding..................       969     1,497      670       475
Variable Accumulation Unit Value...   $ 13.99   $ 13.00   $11.62    $10.92
Total Return.......................      7.6%     11.9%     6.4%      9.2%
Investment Income Ratio............      2.1%      2.3%     1.6%      2.2%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                        T. ROWE PRICE                                T. ROWE PRICE
                      LIMITED-TERM BOND                           NEW AMERICA GROWTH
                          PORTFOLIO                                    PORTFOLIO
      ------------------------------------------------  --------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004
      ----------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --



       $  121    $  101    $   93    $  200    $  134    $  247    $  295    $   75    $   --
           10         9         9        19        13        18        24         7        --
       $11.80    $11.22    $10.80    $10.64    $10.55    $13.85    $12.22    $10.64    $   --
         5.2%      3.8%      1.5%      0.9%      4.0%     13.3%     14.9%      6.4%        --
         4.3%      4.0%      3.5%      9.2%      3.6%        --      0.1%        --        --



       $1,604    $  873    $  325    $   63    $   --    $2,665    $1,011    $  449    $   49
          143        82        32         6        --       202        87        42         5
       $11.23    $10.65    $10.23    $10.05    $   --    $13.17    $11.58    $10.79    $10.32
         5.5%      4.1%      1.8%      0.5%        --     13.8%      7.3%      4.5%      3.2%
         4.2%      3.8%      3.0%      4.6%        --        --      0.1%        --      0.3%








                      VAN ECK                      VAN ECK WIT
            WORLDWIDE ABSOLUTE RETURN--       WORLDWIDE BOND FUND--
               INITIAL CLASS SHARES            INITIAL CLASS SHARES
      --------------------------------------  ---------------------
        2007      2006      2005      2004             2007
      -------------------------------------------------------------


       $   --    $   --     $  --    $   --           $   --
           --        --        --        --               --
       $   --    $   --     $  --    $   --           $   --
           --        --        --        --               --
           --        --        --        --               --



       $   --    $   --     $  --    $   --           $   --
           --        --        --        --               --
       $   --    $   --     $  --    $   --           $   --
           --        --        --        --               --
           --        --        --        --               --



       $  306    $  244     $  75    $    9           $   --
           27        23         8         1               --
       $11.23    $10.79     $9.93    $ 9.91           $10.26
         4.1%      8.7%      0.2%     (0.9%)              --
         0.6%        --        --        --               --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the funds, provide a reasonable basis for our opinion.

(PRICEWATERHOUSE COMPANY LLP)
PricewaterhouseCoopers LLP
New York, New York
February 14, 2008

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2007 AND 2006

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2007      2006
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $1,625 in
     2007 and $971 in 2006)...................................  $39,799   $38,529
  Trading securities..........................................       71        12
Equity securities, at fair value
  Available-for-sale..........................................       15        74
  Trading securities..........................................       --        62
Mortgage loans................................................    5,208     4,189
Policy loans..................................................      703       651
Securities purchased under agreements to resell...............      682       377
Other investments.............................................      631       554
                                                                -------   -------
     Total investments........................................   47,109    44,448
Cash and cash equivalents.....................................      893       583
Deferred policy acquisition costs.............................    3,431     3,310
Interest in annuity contracts.................................    4,468     4,240
Amounts recoverable from reinsurer............................    6,601     6,432
Other assets..................................................      869       856
Separate account assets.......................................   19,093    16,579
                                                                -------   -------
     Total assets.............................................  $82,464   $76,448
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $42,795   $41,309
Future policy benefits........................................    2,766     2,087
Policy claims.................................................      183       156
Obligations under structured settlement agreements............    4,468     4,240
Amounts payable to reinsurer..................................    5,379     5,114
Other liabilities.............................................    2,807     2,308
Separate account liabilities..................................   19,093    16,579
                                                                -------   -------
     Total liabilities........................................   77,491    71,793
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    1,410     1,410
Accumulated other comprehensive income........................       95        77
Retained earnings.............................................    3,443     3,143
                                                                -------   -------
     Total stockholder's equity...............................    4,973     4,655
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $82,464   $76,448
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME


                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $  855   $  565   $  138
  Fees-universal life and annuity policies................     601      487      376
  Net investment income...................................   2,578    2,400    2,187
  Net investment losses...................................     (66)     (41)      --
  Net revenue from reinsurance............................     206      214      276
  Other income............................................      36       28       33
                                                            ------   ------   ------
     Total revenues.......................................   4,210    3,653    3,010
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   1,781    1,646    1,488
  Increase in liabilities for future policy benefits......     777      529      155
  Policyholder benefits...................................     204      114       71
  Operating expenses......................................     963      899      865
                                                            ------   ------   ------
     Total expenses.......................................   3,725    3,188    2,579
                                                            ------   ------   ------
  Income before income taxes..............................     485      465      431
  Income tax expense......................................     159      138      138
                                                            ------   ------   ------
NET INCOME................................................  $  326   $  327   $  293
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                  (IN MILLIONS)


                                                                          ACCUMULATED
                                                 ADDITIONAL                  OTHER           TOTAL
                                       CAPITAL     PAID IN    RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                        STOCK      CAPITAL    EARNINGS   INCOME (LOSS)       EQUITY
                                       -------   ----------   --------   -------------   -------------
BALANCE AT JANUARY 1, 2005...........    $25       $1,410      $2,535        $ 653           $4,623
                                                                                             ------
Comprehensive income:
  Net income.........................                             293                           293
                                                                                             ------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                         (422)            (422)
                                                                                             ------
  Other comprehensive loss...........                                                          (422)
                                                                                             ------
Total comprehensive loss.............                                                          (129)
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2005.........     25        1,410       2,828          231            4,494
                                                                                             ------
Comprehensive income:
  Net income.........................                             327                           327
                                                                                             ------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                         (154)            (154)
                                                                                             ------
  Other comprehensive loss...........                                                          (154)
                                                                                             ------
Total comprehensive income...........                                                           173
                                                                                             ------
  Distribution to stockholder........                             (12)                          (12)
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2006.........     25        1,410       3,143           77            4,655
                                                                                             ------
  Cumulative effect of changes in
     accounting principles, net of
     income tax (see Note 2).........                             (26)                          (26)
                                         ---       ------      ------        -----           ------
BALANCE AT JANUARY 1, 2007, AS
  ADJUSTED...........................     25        1,410       3,117           77            4,629
                                                                                             ------
Comprehensive income:
  Net income.........................                             326                           326
                                                                                             ------
     Unrealized investment gains, net
       of related offsets,
       reclassification adjustments
       and income taxes..............                                           18               18
                                                                                             ------
  Other comprehensive income.........                                                            18
                                                                                             ------
Total comprehensive income...........                                                           344
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2007.........    $25       $1,410      $3,443        $  95           $4,973
                                         ===       ======      ======        =====           ======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2007       2006       2005
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    326   $    327   $    293
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................        34         55         62
     Net capitalization of deferred policy acquisition
       costs............................................      (128)      (248)      (232)
     Annuity and universal life fees....................      (455)      (412)      (375)
     Interest credited to policyholders' account
       balances.........................................     1,781      1,646      1,488
     Net investment losses..............................        66         41         --
     Equity in earnings of limited partnerships.........         1          1         --
     Deferred income taxes..............................         1         52         16
     Net revenue from intercompany reinsurance..........       (45)       (57)       (20)
     Net change in unearned revenue liability...........        30         49         16
     Changes in:
       Other assets and other liabilities...............       (64)         5        (52)
       Reinsurance recoverables and payables............        10         25         76
       Trading securities...............................         9         (1)        32
       Policy claims....................................        27         30        (25)
       Future policy benefits...........................       781        543        156
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     2,374      2,056      1,435
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    12,765     11,100     17,013
     Maturity of available-for-sale fixed maturities....       997      1,337        532
     Sale of equity securities..........................        67         44         39
     Repayment of mortgage loans........................       449        618        459
     Sale of other investments..........................       181         95        329
  Cost of:
     Available-for-sale fixed maturities acquired.......   (15,147)   (15,182)   (20,109)
     Equity securities acquired.........................        (5)       (50)       (10)
     Mortgage loans acquired............................    (1,468)    (1,198)      (978)
     Securities purchased under agreements to resell....      (305)       (90)       (26)
     Other investments acquired.........................      (278)      (262)       (70)
  Policy loans (net)....................................       (51)       (52)       (29)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (2,795)    (3,640)    (2,850)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     5,467      6,183      5,812
     Withdrawals........................................    (4,809)    (4,174)    (2,981)
     Net transfers to the separate accounts.............      (544)      (371)      (254)
  Increase (decrease) in loaned securities..............       642        247       (341)
  Securities sold under agreements to repurchase (net)..         2       (154)      (867)
  Net (paydowns) proceeds from affiliated credit
     agreements.........................................        --         --       (233)
  Net (paydowns) proceeds from debt.....................        (1)         8         --
  Change in book and bank overdrafts....................       (19)        18         21
  Distribution to stockholder...........................        --        (12)        --
  Net distribution to limited partner...................        (7)        --         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....       731      1,745      1,157
                                                          --------   --------   --------
Net increase (decrease) in cash and cash equivalents....       310        161       (258)
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       583        422        680
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    893   $    583   $    422
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2007, 2006 AND 2005

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


include: i) whether the decline is substantial; ii) the amount of time that the fair value has been less than cost; iii) the financial condition and near-term prospects of the issuer; and iv) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships, limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for by the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Net investment gains and losses on sales are generally computed using the specific identification method.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this special accounting practice. For such consolidated limited partnerships, the unrealized gains and losses from the underlying investments are reported in net investment losses in the accompanying Consolidated Statement of Income. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the VIE. If the Company determines that it stands to absorb a majority of the VIEs expected losses or to receive a majority of the VIEs expected residual returns, or both, the Company would be deemed to be the VIEs "primary beneficiary" and would be required to consolidate the VIE. The Company's investment in VIEs is discussed in Note 3 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. For triparty repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet and approximates fair value.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     DAC for universal life and deferred annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of the DAC asset is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the DAC asset due to unrealized gains or losses is recorded in other comprehensive income.

     DAC for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

     Effective January 1, 2007, the Company adopted a new accounting standard for DAC on internal replacements of certain insurance and investment contracts. See Note 2 -- Recent Accounting Pronouncements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of Statement of Financial Accounting Standards ("SFAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities": (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges are primarily hedges of available-for-sale fixed maturity and equity securities.

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS No. 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but will be reported as changes in other comprehensive income. These changes in fair value will be included in net investment gains and losses of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation," the change in fair value relative to the change in spot rates during the reporting period is

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reclassified and reported with the transaction gain or loss of the asset/liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment losses. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment losses in the accompanying Consolidated Statement of Income.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     Effective January 1, 2007, the Company began recognizing derivatives and embedded derivatives related to beneficial interests in securitized financial instruments. See Note 2 -- Recent Accounting Pronouncements.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note
5 -- Policyholders' Liabilities.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities and sales inducements. Other liabilities consist primarily of securities loaned, amounts payable for undelivered securities, payable to affiliates, net deferred tax liabilities and repurchase agreements.

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premiums so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2007, 2006 and 2005.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note 5 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Note 9 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     Effective January 1, 2007, the Company adopted a new accounting standard for uncertain tax positions. See Note 2 -- Recent Accounting Pronouncements.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2007 and 2006, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2007 and 2006 represent the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the consolidated financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, short-term investments, cash equivalents, mortgage loans and policy loans are reported in Note
2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values for derivatives are reported in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values of repurchase agreements are reported in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies, may in the future, downgrade certain issuers or guarantors of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers or guarantors.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Subprime residential mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles, including using relaxed mortgage underwriting standards that provide for affordable mortgage products. The Company's exposure to subprime residential mortgage lending is through fixed maturity investments that are collateralized by mortgages that have characteristics of subprime lending. These investments are primarily in the form of mortgage-backed securities supported by subprime mortgage loans. The collective market value of these investments is approximately $141 million with an unrealized loss of $3 million. Of the total subprime-related investments, 90% had "AAA" or "AA" credit quality ratings. The Company manages its subprime risk exposure by limiting the Company's holdings in these types of instruments; maintaining high credit quality investments; and performing ongoing analysis of cash flows, prepayment speeds, default rates and other stress variables.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     In July 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN No. 48 on January 1, 2007. The cumulative effect of the adoption of FIN No. 48, as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" -- an amendment of FASB Statements No. 133 and 140." This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This statement also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted SFAS No. 155 effective January 1, 2007. The Company's adoption of SFAS No. 155 did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in "fixed maturities -- trading securities" and totaled $64 million at December 31, 2007.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")." SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under SOP 05-1, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of SOP 05-1 the Company accounted for

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted SOP 05-1 on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     In February 2007, the FASB issued SFAS No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently evaluating the impact of SFAS No. 159 on the Company's consolidated financial statements.

     In November 2005, the FASB issued FSP No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2007 and 2006, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST     FAIR VALUE      COST     FAIR VALUE
------------------                        ---------   ----------   ---------   ----------
Due in one year or less.................   $   171      $   172     $   161      $   162
Due after one year through five years...     8,084        8,185       6,490        6,464
Due after five years through ten years..    12,226       12,166      13,177       13,147
Due after ten years.....................     5,986        6,133       6,233        6,429
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.............................     1,512        1,509       1,522        1,499
  Other mortgage-backed securities......     7,945        7,994       7,538        7,557
  Other asset-backed securities.........     3,597        3,549       3,143        3,131
  Redeemable preferred securities.......        92           91         140          140
                                           -------      -------     -------      -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613      $39,799     $38,404      $38,529
                                           =======      =======     =======      =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                2007
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,984       $ 43         $ 14        $ 3,013
U.S. agencies, state and municipal......       487         55            1            541
Foreign governments.....................       160          9            1            168
Corporate...............................    24,348        513          418         24,443
Mortgage-backed securities..............     7,945        121           72          7,994
Asset-backed securities.................     3,597         28           76          3,549
Redeemable preferred securities.........        92          1            2             91
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613       $770         $584        $39,799
                                           =======       ====         ====        =======




                                                                2006
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,433       $ 18         $ 35        $ 2,416
U.S. agencies, state and municipal......       516         44            4            556
Foreign governments.....................       137          5            *            142
Corporate...............................    24,497        455          365         24,587
Mortgage-backed securities..............     7,538         87           68          7,557
Asset-backed securities.................     3,143         17           29          3,131
Redeemable preferred securities.........       140          2            2            140
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $38,404       $628         $503        $38,529
                                           =======       ====         ====        =======



--------

*    Unrealized loss is less than $1 million

     At December 31, 2007, the Company had no outstanding contractual obligations to acquire additional private placement securities. At 2006, the Company had $32 million in contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     At December 31, 2007, there were no investments in bonds that have been non-income producing for the last twelve months. Investments in bonds that have been non-income producing for the last twelve months totaled $4 million at December 31,2006. These investments have been deemed other than temporarily impaired.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EQUITY SECURITIES

     At December 31, 2007 and 2006, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                             COST      GAINS       LOSSES     FAIR VALUE
                                             ----   ----------   ----------   ----------
2007.......................................   $12       $5           $ 2          $15
2006.......................................   $69       $5          $ --          $74


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2007 and 2006 was estimated to be $5,234 million and $4,233 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2007 and 2006, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $106 million and $257 million, respectively, at fixed and floating interest rates ranging from 5.4% to 6.1% in 2007, and fixed and floating interest rates ranging from 3.6% to 7.6% in 2006. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2007               2006
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Residential.................................   $1,322     25.4%   $1,187     28.3%
  Office buildings............................    1,285     24.7%    1,019     24.3%
  Retail facilities...........................      882     16.9%      787     18.8%
  Apartment buildings.........................      895     17.2%      652     15.6%
  Industrial..................................      809     15.5%      514     12.3%
  Other.......................................       15      0.3%       30      0.7%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,208    100.0%   $4,189    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,448     27.8%   $1,091     26.0%
  Pacific.....................................    1,398     26.8%    1,057     25.2%
  South Atlantic..............................    1,131     21.7%      965     23.1%
  Middle Atlantic.............................      982     18.9%      831     19.8%
  New England.................................      244      4.7%      245      5.9%
  Other.......................................        5      0.1%       --       --
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,208    100.0%   $4,189    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2007 and 2006 is summarized below (in millions):

                                                               2007   2006
                                                               ----   ----
Beginning balance............................................   $7     $6
Additions charged to operations..............................    2      1
                                                                --     --
ENDING BALANCE...............................................   $9     $7
                                                                ==     ==



  OTHER INVESTMENTS

     The components of other investments as of December 31, 2007 and 2006 were as follows (in millions):

                                                              2007   2006
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $191   $220
Collateralized third party loans............................   160    147
Limited partnerships/Limited liability companies............   225    152
Derivatives.................................................    44     25
Real estate.................................................    11     10
                                                              ----   ----
  TOTAL OTHER INVESTMENTS...................................  $631   $554
                                                              ====   ====



     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $10 million and $1 million for the years ended December 31, 2007 and 2006, respectively, and were recorded as a component of other comprehensive income in the accompanying Consolidated Balance Sheet.

     Accumulated depreciation on real estate was $6 million and $5 million for December 31, 2007 and 2006, respectively. Depreciation expense for December 31, 2007, 2006 and 2005 totaled less than $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $125 million and $161 million at December 31, 2007 and 2006, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs it manages is limited to its investment in the CDOs.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant VIEs at December 31, 2007 and 2006 (in millions):

                                                                MAXIMUM
                                                              EXPOSURE TO
                                                                  LOSS
                                                              -----------
                                                              2007   2006
                                                              ----   ----
Asset-backed securitizations................................  $ 25   $ 36
Private placement structured notes..........................    82     86
Other investments:
  Equity in asset-backed securitizations....................    15     23
  Limited partnerships......................................     6     12
                                                              ----   ----
     TOTAL..................................................  $128   $157
                                                              ====   ====



     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary in these VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. The Company's maximum exposure to loss on variable interests in unconsolidated VIEs is limited to the carrying value of the invested assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $4 million and $3 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Fixed maturities....................................  $2,308   $2,179   $1,982
Equity securities...................................       8        5        8
Mortgage loans......................................     271      239      206
Policy loans........................................      48       46       44
Other investments...................................      54       32       29
                                                      ------   ------   ------
  Gross investment income...........................   2,689    2,501    2,269
Investment expenses.................................    (111)    (101)     (82)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $2,578   $2,400   $2,187
                                                      ======   ======   ======



     For the years ended December 31, 2007, 2006 and 2005, net investment losses were as follows (in millions):

                                                          2007   2006   2005
                                                          ----   ----   ----
Fixed maturities........................................  $(70)  $(28)   $(3)
Equity securities.......................................     7     (8)     5
Mortgage loans..........................................    (2)    (1)    --
Derivative instruments..................................     5     (6)    (4)
Other investments.......................................    (6)     2      2
                                                          ----   ----    ---
  NET INVESTMENT LOSSES.................................  $(66)  $(41)   $--
                                                          ====   ====    ===



     The net losses on trading securities (both fixed maturities and equity securities) amounted to $4 million for both December 31, 2007 and 2006. For December 31, 2005 the net losses amounted to $12 million. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $100 million, $67 million and $98 million for the years ended December 31, 2007, 2006 and 2005, respectively; and realized losses were $114 million, $100 million and $82 million, respectively.

     Losses from other-than-temporary impairments in fixed maturities (included in net investment losses on fixed maturities above) were $51 million, $3 million and $15 million for the years ended December 31, 2007, 2006 and 2005, respectively. Losses from other-than-temporary impairments in equity securities (included in net investment losses on equity securities above) were less than $1 million for December 31, 2007 and $2 million for December 31, 2006. There were no other-than-temporary impairments on equity securities for December 31, 2005.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2007 and 2006 (in millions):

                                                                  2007
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   86      $  1      $   879      $ 13      $   965      $ 14
  U.S. agencies, state and
     municipal...................      --        --           47         1           47         1
  Foreign governments............      19         1            4         *           23         1
  Corporate......................   3,795       152        7,297       266       11,092       418
  Mortgage-backed securities.....   1,186        34        1,540        38        2,726        72
  Asset-backed securities........   1,212        46          876        30        2,088        76
  Redeemable preferred
     securities..................       1         *           44         2           45         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL FIXED MATURITIES.........   6,299       234       10,687       350       16,986       584
                                   ------      ----      -------      ----      -------      ----
EQUITIES**
  Common stock...................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL EQUITIES.................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $6,304      $236      $10,687      $350      $16,991      $586
                                   ======      ====      =======      ====      =======      ====




                                                                  2006
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $  553       $ 5      $ 1,108      $ 30      $ 1,661      $ 35
  U.S. agencies, state and
     municipal...................      80         1           91         3          171         4
  Foreign governments............      15         *           26         *           41         *
  Corporate......................   3,980        57        9,198       308       13,178       365
  Mortgage-backed securities.....   1,579        12        2,197        56        3,776        68
  Asset-backed securities........     644         4        1,019        25        1,663        29
  Redeemable preferred
     securities..................      10         *           52         2           62         2
                                   ------       ---      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............  $6,861       $79      $13,691      $424      $20,552      $503
                                   ======       ===      =======      ====      =======      ====



--------

    * Unrealized loss is less than $1 million.

   ** At December 31, 2006, there were no unrealized losses for equity securities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007, fixed maturities represented approximately 99% of the Company's total unrealized loss amount, which was comprised of approximately 2,915 different securities. Equity securities comprised the remaining 1% of the Company's unrealized loss amount.

     Fixed maturities that were in an unrealized loss position less than twelve months at December 31, 2007, totaled $234 million or 40% of the Company's unrealized losses for fixed maturities, and securities in an unrealized loss position greater than twelve months totaled $350 million or 60% of the Company's unrealized losses for fixed maturities. Of the total amount of fixed maturities unrealized losses, $426 million or 73% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $158 million or 27% of the Company's total fixed maturities unrealized losses. Change in interest rates, widening of credit spreads, and general market volatility sparked by the subprime credit crisis in 2007 contributed to the increase in the number of securities with fair values below amortized cost and in the amount of unrealized losses as follows:

     U.S. Treasury and U.S. Government Corporations and Agencies. Unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $14 million or 2% of the Company's unrealized losses for fixed maturities, which were spread across 111 securities. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $418 million or 72% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 1,816 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 95% of the security's amortized cost totaled $131 million or 22% of the total unrealized losses for fixed maturities. Corporate spreads widened significantly in the second half of 2007 due to the credit crunch that was sparked by the subprime mortgage crisis. General market volatility, liquidity concerns, a slowing economy and credit deterioration in certain sectors contributed to the unrealized losses. The losses were spread across all industry sectors. The largest sectors with unrealized losses on securities with a fair value below 95% of the security's amortized cost being the Real Estate Investment Trust ($23 million), Finance ($19 million), Banking ($18 million) and Electric Utilities ($16 million). Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $72 million or 12% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to the widening of credit spreads for mortgage securities in response to the subprime credit crisis. These losses are spread across approximately 530 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 95% of the security's amortized cost represented $33 million or 46% of the total unrealized losses on mortgage-backed securities. The majority of the Company's holdings (over 99%) are investment grade and management believes all deals remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. The Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $76 million or 13% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are largely due to the declining market for mortgage related securities in reaction to the subprime credit crisis. These losses are spread across approximately 442 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $50 million or 66% of the total unrealized losses for asset-backed securities. The Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

     The amounts for the years ended December 31, 2007, 2006 and 2005 are as follows (in millions):

                                                        2007    2006    2005
                                                        ----   -----   -----
Net unrealized investment gains, beginning of the
  year................................................  $ 77   $ 231   $ 653
                                                        ----   -----   -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period..............................    41    (217)   (578)
     Less: Reclassification adjustments for gains
       (losses) included in net income................    15      (1)     60
                                                        ----   -----   -----
     Change in net unrealized investment gains
       (losses), net of adjustments...................    26    (216)   (638)
Impact of net unrealized investment gains (losses) on:
  DAC.................................................   (14)     55     201
  Policyholders' account balances and future policy
     benefits.........................................     9       4     (10)
  Other assets (deferred sales inducements)...........    (3)      3      25
                                                        ----   -----   -----
Change in net unrealized investment gains (losses)....    18    (154)   (422)
                                                        ----   -----   -----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR..........  $ 95   $  77   $ 231
                                                        ====   =====   =====



     Net unrealized investment gains (losses) arising during the period reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $22 million, $(117) million and $(311) million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $8 million, less than $(1) million and $32 million, respectively.

     DAC in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax (benefit) expense of $(8) million, $29 million and $108 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $5 million, $2 million and $(5) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax (benefit) expense of $(1) million, $2 million, and $14 million, respectively.

     The components of net unrealized investment gains reported in other comprehensive income at December 31, 2007, 2006 and 2005 are as follows (in millions):

                                                        2007   2006    2005
                                                        ----   ----   -----
Net unrealized investment gains.......................  $177   $137   $ 473
Impact of net unrealized investment gains on:
  DAC.................................................   (41)   (19)   (103)
  Policyholders' account balance and future policy
     benefits.........................................     9     (5)    (11)
  Other assets (deferred sales inducements)...........     1      5      (1)
  Deferred taxes......................................   (51)   (41)   (127)
                                                        ----   ----   -----
TOTAL NET UNREALIZED INVESTMENT GAINS.................  $ 95   $ 77   $ 231
                                                        ====   ====   =====



NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2007 and 2006 were as follows (in millions):

                                                            2007      2006
                                                          -------   -------
Deferred annuities......................................  $23,950   $23,243
Universal life contracts................................   18,180    17,549
Supplementary contracts without life contingencies......      287       263
Unearned revenue liability..............................      270       245
Other...................................................      108         9
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $42,795   $41,309
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. For deferred annuities, supplementary contracts without life contingencies, and other deposit type contracts, account value approximates fair value.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     Included in other is the fair value of embedded derivatives related to guaranteed minimum accumulation benefits ("GMAB") on deferred annuity contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2007:

PRODUCT                             INTEREST RATE    WITHDRAWAL/SURRENDER CHARGES
-------                             -------------    ----------------------------
Deferred annuities................  2.25% to 8.00%   Surrender charges 0% to
                                                     10% for up to 10 years.
Universal life contracts..........  3.05% to 5.76%   Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%            No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2007 and 2006 were as follows (in millions):

                                                             2007     2006
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  968   $1,055
  Other life..............................................      75       66
                                                            ------   ------
       Total life insurance...............................   1,043    1,121
Individual and group payout annuities.....................   1,680      927
Other contract liabilities................................      43       39
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $2,766   $2,087
                                                            ======   ======



     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2007:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------               -------------           -----------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level
  Taiwan business-                 estimates at time of                            premium reserve
  100% coinsured                   policy issuance with                            taking into
                                   provision for adverse                           account death
                                   deviations ("PAD").                             benefits, lapses
                                                                                   and maintenance
                                                                                   expenses with
                                                                                   PAD.
Individual and group payout        Based upon best         4.30% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a
                                   PAD.                                            rate expected at
                                                                                   issue with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2007 and 2006, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greater of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2007 and 2006 for GMDB and GMAB ($ in millions):

                                                                  2007
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,635            $1,808           $13,989
Net amount at risk......................       $   11            $    5           $   168
Average attained age of
  contractholders.......................           56                --                56



                                                                  2006
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,962            $1,281           $13,456
Net amount at risk......................       $   16            $    1           $   177
Average attained age of
  contractholders.......................           56                --                56


     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2005...........................   $23    $ 3    $ 26
  Incurred guarantee benefits........................    12      6      18
  Paid guarantee benefits............................    (5)    --      (5)
                                                        ---    ---    ----
Balance at December 31, 2005.........................    30      9      39
  Incurred guarantee benefits........................     4     (2)      2
  Paid guarantee benefits............................    (3)    --      (3)
                                                        ---    ---    ----
Balance at December 31, 2006.........................    31      7      38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                        ---    ---    ----
BALANCE AT DECEMBER 31, 2007.........................   $42    $72    $114
                                                        ===    ===    ====



     For GMAB, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 0.77% to 7.50% for 2007 and 7.02% to 7.24% for 2006.

     - Volatility assumption was 14.62% for 2007 and 14.58% for 2006.

     - Mortality was assumed to be 91%, and 93% of the A2000 table for 2007 and 2006, respectively.

     - Lapse rates vary by contract type and duration and range from 0.5% to 30%, with an average of 12% for 2007, and 0% to 18%, with an average of 8% for 2006.

     - Discount rates ranged from 5.26% to 7.61% for 2007 and 6.01% to 7.61% for 2006.

     GMABs are considered to be derivatives under SFAS No. 149, and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income.

     The following table presents the aggregate fair value of assets at December 31, 2007 and 2006, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2007               2006
                                              ----------------   ----------------
INVESTMENT FUND OPTION:                         GMDB     GMAB      GMDB     GMAB
-----------------------                       -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 9,326   $1,169   $ 8,897   $  918
  Fixed income..............................    2,148      184     2,413      173
  Balanced..................................    2,063      162     1,830      110
General Account.............................    5,087      293     4,278       80
                                              -------   ------   -------   ------
     TOTAL..................................  $18,624   $1,808   $17,418   $1,281
                                              =======   ======   =======   ======



  SOP 03-1 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-1 provides guidance for calculating additional liabilities for contracts with certain insurance benefit features. These certain insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, SOP 03-1 primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an insurance benefit feature to be the excess of expected mortality over all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table summarizes the SOP 03-1 liability for individual life products reflected in the general account in future policy benefits at December 31, 2007 and 2006 (in millions):

                                                               2007   2006
                                                               ----   ----
Beginning balance............................................   $23    $15
Net liability increase.......................................     6      8
                                                                ---    ---
Ending balance...............................................   $29    $23
                                                                ===    ===



NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains nineteen separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2007 and 2006 are as follows (in millions):

                                                            2007      2006
                                                          -------   -------
Registered..............................................  $18,340   $16,204
Non-registered..........................................      753       375
                                                          -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.........................  $19,093   $16,579
                                                          =======   =======



NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2007, 2006 and 2005 was as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Balance at beginning of year........................  $3,310   $2,978   $2,437
  Cumulative effect of change in accounting
     principle, pre tax (SOP 05-1)..................      15       --       --
                                                      ------   ------   ------
  Balance at beginning of year, as adjusted.........   3,325    2,978    2,437
  Current year additions............................     560      593      572
  Amortized during year.............................    (432)    (345)    (340)
                                                      ------   ------   ------
  Balance at end of year before related
     adjustments....................................     128      248      232
  Adjustment for change in unrealized investment
     gains..........................................     (22)      84      309
                                                      ------   ------   ------
  BALANCE AT END OF YEAR............................  $3,431   $3,310   $2,978
                                                      ======   ======   ======



     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 05-1 effective January 1, 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                         2007   2006   2005
                                                         ----   ----   ----
Balance at beginning of year...........................  $228   $230   $195
  Cumulative effect of change in accounting principle,
     pre-tax (SOP 05-1)................................     6     --     --
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   234    230    195
  Current year additions...............................    90     37     30
  Amortized during year................................   (48)   (44)   (34)
  Adjustment for change in unrealized investment
     gains.............................................    (4)     5     39
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $272   $228   $230
                                                         ====   ====   ====



     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 05-1 effective January 1, 2007.

NOTE 8 -- INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                         2007   2006   2005
                                                         ----   ----   ----
Current:
  Federal..............................................  $154   $ 85   $119
  State and local......................................     4      1      3
                                                         ----   ----   ----
                                                          158     86    122
Deferred:
  Federal..............................................     1     52     16
                                                         ----   ----   ----
INCOME TAX EXPENSE.....................................  $159   $138   $138
                                                         ====   ====   ====



     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2007 and 2006 are as follows (in millions):

                                                              2007    2006
                                                             ------   ----
Deferred tax assets:
  Future policyholder benefits.............................  $  669   $623
  Employee and agents benefits.............................      61     62
  Other....................................................      16      1
                                                             ------   ----
     Gross deferred tax assets.............................     746    686
                                                             ------   ----
Deferred tax liabilities:
  DAC......................................................     964    952
  Investments..............................................      60     44
                                                             ------   ----
     Gross deferred tax liabilities........................   1,024    996
                                                             ------   ----
       NET DEFERRED TAX LIABILITY..........................  $  278   $310
                                                             ======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2007, 2006 and 2005:

                                                       2007      2006      2005
                                                       ----      ----      ----
Statutory Federal income tax rate....................  35.0%     35.0%     35.0%
Tax exempt income....................................  (4.7)%    (4.9)%    (3.8)%
Audit liability provision............................   2.8%       --       0.5%
Other................................................  (0.3)%    (0.3)%     0.3%
                                                       ----      ----      ----
EFFECTIVE TAX RATE...................................  32.8%     29.8%     32.0%
                                                       ====      ====      ====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2007 and 2006, the Company had recorded an income tax (payable)/receivable from New York Life of $(95) million and $5 million, respectively, included in other liabilities and other assets in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and has begun auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2007 is as follows (in millions):

                                                                   TOTAL
                                                               UNRECOGNIZED
                                                               TAX BENEFITS
                                                               ------------
BALANCE AT JANUARY 1, 2007 (DATE OF ADOPTION OF FIN NO. 48)..      $ 94
Reductions for tax positions of prior years..................        (1)
Additions for tax positions of current year..................        14
                                                                   ----
BALANCE AT DECEMBER 31, 2007.................................      $107
                                                                   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate is $42 million. The Company classifies interest and penalties related to tax uncertainties as income tax expense. Total interest and penalties for the year ended December 31, 2007 aggregated $10 million and is included in income tax expense in the accompanying Consolidated Statement of Income. At December 31, 2007, the Company had accrued $33 million of liabilities for tax-related interest, which is reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention. Currently the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 72% and 69% of the reinsurance ceded to non-affiliates at December 31, 2007 and 2006, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to Creditworthiness of the Obligor under those Instruments", the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $4 million and $3 million for December 31, 2007 and 2006, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $1 million, $3 million and $0 million for the year ended December 31, 2007, 2006 and 2005, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the year ended December 31, 2007, 2006 and 2005, $44 million, $54 million and $20 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2007, 2006 and 2005 was as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  317   $  341   $  387
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  204   $  210   $  266
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  110   $  130   $  117
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,455   $5,238   $5,020
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,349   $5,089   $4,821
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $  126   $  170   $  224
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                        2007    2006    2005
                                                        ----   ------   ----
Amounts recoverable from reinsurer....................  $968   $1,055   $961
Premiums ceded........................................  $121   $  158   $127
Benefits ceded........................................  $214   $   81   $ 69


     The effects of all reinsurance for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Premiums:
  Direct............................................  $  976   $  723   $  265
  Assumed...........................................       1        1        1
  Ceded.............................................    (122)    (159)    (128)
                                                      ------   ------   ------
Net premiums........................................  $  855   $  565   $  138
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  515   $  509   $  530
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  206   $  214   $  276
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  522   $  350   $  312
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   11   $    8   $   10
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,601   $6,432   $6,090
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,379   $5,114   $4,844
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $  126   $  170   $  224
                                                      ------   ------   ------



NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate and equity options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold is lowered with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     The following table presents the notional and fair value of derivative financial instruments for the years ended December 31, 2007 and 2006 (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2007               2006
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Interest rate swaps...........................   $ 1,183    $ 12    $ 2,549    $11
Currency swaps................................       129     (14)       101     (5)
Equity options................................       315      19        315     11
Interest rate options.........................    19,050      27      9,500      8
Credit default swaps..........................         1      --         --     --
                                                 -------    ----    -------    ---
  TOTAL.......................................   $20,678    $ 44    $12,465    $25
                                                 =======    ====    =======    ===



     The notional and fair value amounts by type of hedge designation for the years ended December 31, 2007 and 2006 is as follows (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2007               2006
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Fair value hedges.............................   $    --    $--     $    --    $--
Cash flow hedges..............................       245     --         242      4
Non-qualifying derivatives....................    20,433     44      12,223     21
                                                 -------    ---     -------    ---
  TOTAL.......................................   $20,678    $44     $12,465    $25
                                                 =======    ===     =======    ===



     For the years ended December 31, 2007 and 2006, there were no net investment (losses) gains related to the ineffective portion of fair value hedges.

     During 2007 and 2006, there were no fair value hedges that discontinued hedge accounting treatment due to ineffectiveness.

     Presented below is a roll forward of the components of other comprehensive
(loss) income before taxes related to cash flow hedges (in millions):

                                                           2007   2006   2005
                                                           ----   ----   ----
Other comprehensive income balance at the beginning of
  the year...............................................   $ 2    $ 7    $ 8
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges..................    (5)    (7)    (1)
Losses (gains) reclassified to net income................     1      2     --
                                                            ---    ---    ---
Other comprehensive (loss) income balance at the end of
  the year...............................................   $(2)   $ 2    $ 7
                                                            ===    ===    ===



     The ineffective portion of cash flow hedges was less than $1 million for the years ended December 31, 2007, 2006, and 2005. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

SFAS No. 149. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     For cash flow hedges, the estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2007 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $(1) million.

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate corridor and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses. For the years ended December 31, 2007, 2006 and 2005, the Company included in net investment losses in the accompanying Consolidated Statement of Income $16 million, $(6) million and $(3) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

     As of December 31, 2007 and 2006, there were no embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company has received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $6 million, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2007 and 2006, $1,625 million and $971 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2007 and 2006, the Company recorded cash collateral received under these agreements of $1,656 million and $1,014 million, respectively, and established a

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2007 and 2006, respectively.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2007 and 2006, the Company had agreements to purchase and resell securities totaling $682 million and $377 million at an average coupon rate of 4.20% and 5.26%, respectively. At December 31, 2007, the Company had agreements to sell and repurchase securities totaling $2 million at an average coupon rate of 4.50%. At December 31, 2006, the Company did not have any agreements to sell and repurchase securities. Under these agreements to sell and repurchase, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability reported in the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $629 million, $624 million and $590 million for the years ended December 31, 2007, 2006 and 2005, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. The Company's share of expenses associated with the lease of the aircraft was $1 million for each of the years ended December 31, 2007, 2006 and 2005. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2007, 2006 and 2005, the total cost for these services amounted to $41 million, $40 million and $37 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2007, 2006 and 2005 of $17 million, $15 million, and $13 million, respectively.

     At December 31, 2007 and 2006, the Company had a net liability of $197 million and $239 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2007 and 2006, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,468 million and $4,240 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.37%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2007 and 2006, the amount of outstanding reserves on these contracts included in future policy benefits was $184 million and $183 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $111 million, $92 million and $86 million, for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2007 or December 31, 2006.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2007 and 2006, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2007 and 2006 there was no outstanding balance due to Capital Corporation. Interest expense for 2007, 2006 and 2005 was $1 million, $5 million, and $2 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2007 and 2006, the Company had recorded a receivable from MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2007, 2006 and 2005.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $15 million, $14 million and $17 million for the years ended December 31, 2007, 2006 and 2005, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2007 and 2006, the Company recorded liabilities of approximately $2,305 million and $2,135 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2007 and 2006, policyholders' account balances and separate account liabilities related to these policies aggregated $313 million and $305 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2007, 2006 and 2005, the Company recorded commission and fee expense to NYLINK agents of $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $146 million, $78 million and $85 million during 2007, 2006 and 2005, respectively.

     Total interest paid was $17 million, $18 million and $19 million during 2007, 2006 and 2005, respectively.

     Non-cash investing transactions were $4 million, $35 million and $13 million for the years ended December 31, 2007, 2006 and 2005, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2007 and 2006, statutory stockholder's equity was $2,650 million and $2,324 million, respectively. Statutory net income for the years ended December 31, 2007, 2006 and 2005 was $289 million, $252 million and $231 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend in 2007. The Company declared and paid a $12 million dividend to its sole shareholder New York Life for December 31, 2006. As of December 31, 2007, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,215 million. The maximum amount of dividends that may be paid in 2008 without prior approval is $348 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP

New York, New York
March 19, 2008

                            PART C. OTHER INFORMATION

ITEM 26.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617) filed 1/2/97 and incorporated herein by reference.

(c)(2) Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annunity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit
                 (5) to Registrant's Initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(2) Supplementary Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(3) Level Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit
                 (5)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(4) Modification of Policy Provisions Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(c) to Registrant's Post-Effective Amendment No. 1 on Form S-6 (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(5) Alternative Cash Surrender Value Benefit Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR
                 232.102 (e) as Exhibit (5)(d) to Registrant's Post-Effective Amendment No. 1 on Form N-1 (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(6) Alternative Cash Surrender Value Endorsement (8699-02)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(6) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(d)(7) Modification of Policy Provisions Endorsement (8721-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(7) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.


(d)(8) Modification of Policy Provisions Endorsement (8722-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(8) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(9) Alternative Cash Surrender Value Benefit Endorsement (8719-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(9) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(10) Alternative Cash Surrender Value Benefit Endorsement (8754-04)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.


(d)(11) Alternative Cash Surrender Value Benefit Endorsement(8692-05)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(d)(11) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I(File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(12) Modification of Policy Provisions Endorsement (8784-05) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(12) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(13) Modification of Policy Provisions Endorsement (8793-05) - Previously filed in accordance with Regulation S-T, 17 CFR 232 .102(e) as Exhibit (d)(13) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(14) Endorsements to CorpExec Variable Universal Life Policy Numbers 300-40 and 301-43 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(e)              Applications.

(e)(1) Form of Application for a policy for Corporate Executive Series Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10) to Registrant's initial registration statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Restated Certificate of Incorporation of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157) filed 4/3/98, and incorporated herein by reference.


(g)              Reinsurance Contracts.

(g)(1) Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No.6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File
                 No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)              Participation Agreements.


(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.



(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.



(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.



(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.



(h)(6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.



(h)(7) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                 Exhibit 1.(9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

               Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.



(h)(8) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342) filed 4/16/98, and incorporated herein by reference.


(h)(9) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No.
               7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(10) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)        Form of Substitution Agreement among NYLIAC, MainStay
               Management LLC, and New York Life Investment Management
               LLC - Previously filed in accordance with Regulation S-T, 17 CFR
               232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(12) Form of Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC - Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit
               (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(13) Form of Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(13) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(h)(14) Form of Participation Agreement among Lord Abbett Series Fund, Inc.; Lord, Abbett & Co.; Lord Abbett Distributor LLC; and NYLIAC - Previously filed in accordance with Regulation S-T,
               17 CFR 232.102(e) as Exhibit (9)(b)(11) to Registrant's Post-Effective Amendment No. 2 to the registration statement on Form-N-6 (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(15) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(m) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(16) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(17) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(18) Form of Participation agreement among Lazard Retirement Series, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(18) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/24/04 and incorporated herein by reference.

(h)(19) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(h)(20) Participation Agreement dated 6/15/05 among Davis Variable Account Fund, Inc., Davis Distributors, LLC, Davis Select Advisers, L.P., and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(20) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(21) Participation Agreement among Baron Capital Funds Trust, Baron Capital, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(21) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(22) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(h)(23) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.


(h)(24) Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(25) Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(26) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (h)(26) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(27) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(28) Form of Participation Agreement, dated June 5, 2007, among New York Life Insurance and Annuity Corporation, Lincoln Variable Insurance Products Trust, Lincoln Distributors, Inc. and Lincoln Investment Advisors Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(28) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(29)        Participation Agreement, dated May 1, 2007, among New York
               Life Insurance and Annuity Corporation, OppenheimerFunds,
               Inc. and Oppenheimer Variable Account Funds - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (h)(29) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(i)            Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)         Service Agreement between American Century Investment
               Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9) Service Agreement between Lord Abbett Series Fund, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(10) Service Agreement between Deutsche Asset Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(11) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (I)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(12) Distribution and Servicing Agreement between Lazard Retirement Series, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(12) to Post-Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/05 and incorporated herein by reference.

(i)(13) Services Agreement between PIMCO Variable Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(14) Services Agreement between Pacific Investment Management Company LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(15) Administrative Services Letter of Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(16) Administrative Services and Distribution Services Agreement by and between Baron Capital Funds Trust and NYLIAC and dated August 1, 2005 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(16) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.


(i)(17) Service Agreement by and between Davis Variable Account Fund, Inc., and NYLIAC and dated August 1, 2005 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(17) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(i)(18) Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15,2005 and incorporated herein by reference.

(i)(19) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(20) Administrative and Shareholder Services Letter of Agreement dated January 15, 1998 between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T,17 CFR 232.102(e) as Exhibit (i)(9) to Registrant's Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-79309), filed September 13, 2005 and incorporated herein by reference.


(i)(21) Form of Business Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Distributors, Inc., and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(22) Form of Administrative Services Agreement, dated May 1, 2007, between Delaware Distributors L.P. and New York Life Insurance and Annuity Corporation, - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(23) Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File
               No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(24) Form of Administrative Services and Revenue Sharing Agreement, dated May 1, 2007, between New York Life Insurance and Annuity Corporation and OppenheimerFunds, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(24) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.


(i)(25) Administrative Services Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Association - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(25) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 12/12/07 and incorporated herein.


(j)            Other Material Contracts.

(j)(1) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/16/07 and incorporated herein by reference.


(j)(2) Powers of Attorney for Christopher O. Blunt, Director, Senior Vice President and Chief operating Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 12/12/07 and incorporated herein.


(j)(3) Powers of Attorney for Frank M. Boccio, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/16/07 and incorporated herein by reference.

(j)(4) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/16/07 and incorporated herein by reference.

(j)(5) Powers of Attorney for Theodore A. Mathas, Vice Chairman and Chief Operating Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (j)(6) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/16/07 and incorporated herein by reference.

(j)(6) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/16/07 and incorporated herein by reference.

(j)(7) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/16/07 and incorporated herein by reference.

(j)(8) Powers of Attorney for Arthur H. Seter, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/16/07 and incorporated herein by reference.

(j)(9) Powers of Attorney for Michael E. Sproule, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/16/07 and incorporated herein by reference.

(j)(10) Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(14) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/16/07 and incorporated herein by reference.

(j)(11) Powers of Attorney for Seymour Sternberg, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(15) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/16/07 and incorporated herein by reference.

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.


(l)              Actuarial Opinion.

                 Opinion and consent of Eric J. Lynn, Actuary-Filed herewith.

(m)              Calculation.


(m)(1) Sample Calculation of Illustrations for CorpExec VUL II - Filed herewith.



(m)(2)           Sample Calculation of Illustrations for CorpExec VUL III -
                 Filed herewith.



(m)(3) Sample Calculation of Illustrations for CorpExec VUL IV - Filed herewith.



(m)(4) Sample Calculation of Illustrations for CorpExec VUL V - Filed herewith.


(n)              Other Opinions.

(n)(1)           Consent of PricewaterhouseCoopers LLP - Filed herewith.

(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.
                 Not applicable.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (9)(e) to Registrant's Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2) Supplement to Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.9(g) to Registrant's Post- Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/24/98 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                     Title:
-----                     ------
Theodore A. Mathas        Chairman and President
Scott L. Berlin           Director and Senior Vice President in charge of Individual Life
Christopher O. Blunt      Director, Senior Vice President and Chief Operating Officer
Frank M. Boccio           Director and Senior Vice President
Solomon Goldfinger        Director and Senior Vice President
John R. Meyer             Director and Senior Vice President
Joel M. Steinberg         Director, Senior Vice President and Chief Financial Officer
Arthur H. Seter           Director
Michael E. Sproule        Director
Seymour Sternberg         Director
Gary E. Wendlandt         Senior Executive Vice President
Sara Badler               Senior Vice President and Deputy General Counsel
Eileen T. Slevin          Senior Vice President and Chief Information Officer
John A. Cullen            Senior Vice President
Tony H. Elavia            Senior Vice President
Thomas F. English         Senior Vice President and General Counsel
Melvin J. Feinberg        Senior Vice President
Michael G. Gallo          Senior Vice President, Retirement Income
Robert J. Hebron          Senior Vice President
Barbara McInerney         Senior Vice President in charge of Corporate Compliance
Gary J, Miller            Senior Vice President
Anthony Malloy            Senior Vice President
Michael M. Oleske         Senior Vice President and Tax Counsel
Frank J. Ollari           Senior Vice President
Paul Pasteris             Senior Vice President in charge of Retirement Income
Mark W. Pfaff             Senior Vice President in charge of Agency Department
Robert D. Rock            Senior Vice President and Chief Investment Officer
Eric S. Rubin             Senior Vice President in charge of Strategic Planning
Richard C. Schwartz       SVP and Senior Investment Manager for Derivative Transactions
Gary W. Scofield          Senior Vice President and Chief Actuary
Mark W.Talgo              Senior Vice President
Patricia Barbari          First Vice President
Joseph Bennett            First Vice President
Minas C. Joannides        First Vice President and Medical Director
Michael J. Oliviero       First Vice President - Tax
Angelo J. Scialabba       First Vice President and Controller
Thomas J. Troeller        First Vice President and Actuary
Stephen A. Bloom          Vice President and Chief Underwriter
David Boyle               Vice President
William J. Burns          Vice President
Karen E. Dann             Vice President
Kathleen A. Donnelly      Vice President
Robert J. Hynes           Vice President
Mario Lazzaro             Vice President
Edward P. Linder          Vice President
Brian C. Loutrel          Vice President
Catherine A. Marrion      Vice President and Secretary
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Jacqueline A. O'Leary     Vice President
Nicholas Pasyanos         Vice President and Actuary (also designated Illustration Actuary)
Linda M. Reimer           Vice President and Associate General Counsel
Andrew N. Reiss           Vice President - National Sales Manager
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
Teresa Turner             Vice President
James R. Vavra            Vice President
Robin Wagner              Vice President
Elaine Williams           Vice President
Richard J. Witterschein   Vice President and Assistant Treasurer
Robert Ziegler            Vice President
Richard W. Zuccaro        Vice President - Tax

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.



                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

New York Life Insurance and Annuity Corporation                        Delaware

     Tribeca Holdings II LLC                                           Delaware

     Bluewater Holdings II LLC                                         Delaware

     Gramercy Holdings II LLC                                          Delaware

     Pacific Square Investments LLC                                    Delaware

NYLIFE LLC                                                             Delaware
     Eagle Strategies, LLC                                             Delaware


--------

         (1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     Monetary Research Ltd.                                            Bermuda
     NYL Management Limited                                            United Kingdom
     NYLUK I Company                                                   United Kingdom
         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
         NYLIM Mezzanine Partners II GenPar, GP, LLC                   Delaware
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
         NYLIM Fund II GP, LLC                                         Delaware
         NYLIM Europeon Equity Market Neutral Fund GP, LLC             Delaware
         NYLIM Asian Equity Market Neutral Fund GP, LLC                Delaware
         NYLIM U.S. Large-Cap Core 130/30 Fund GP, LLC                 Delaware
         NYLIM U.S. Core Equity Market Neutral Fund GP, LLC            Delaware
         NYLIM International 170/70 Fund Ltd.                          Cayman Islands
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Institutional Capital LLC                                         Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operadora FMA, S.A. de C.V.                              Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        Siam Commercial New York Life Insurance Public Company         Thailand                47.33%
        Limited
        NYL Data Center Limited                                        Thailand                99.97%
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  75%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.995%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%

Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware
NYL Wind Investments LLC                                               Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
Tribeca Holdings I LLC                                                 Delaware
Bluewater Holdings I LLC                                               Delaware
Gramercy Holdings I LLC                                                Delaware
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
NYMH-Plano GP, LLC                                                     Delaware
NYMH-Freeport GP, LLC                                                  Delaware
NYMH-Ennis GP, LLC                                                     Delaware
NYMH-San Antonio GP, LLC                                               Delaware
NYMH-Taylor GP, LLC                                                    Delaware
NYMH-Stephenville GP, LLC                                              Delaware
NYMH-Farmingdale New York, NY LLC                                      Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia, LLC                                            Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
   Huntsville NYL LLC                                                  Delaware

ITEM 29.          INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 30.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Variable Universal Life Separate Account-I
          NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


Names of Directors and Officers          Positions and Offices with Underwriter
-------------------------------          --------------------------------------
Stephen P. Fisher                        Manager, President and Chief Operating Officer
Christopher O. Blunt                     Manager and Executive Vice President, Life and Annuity Distribution
Robert E. Brady                          Manager and Managing Director, Operations
John A. Cullen                           Manager
Barry A. Schub                           Manager
Scott L. Berlin                          Executive Vice President, Non-COLI Variable Life Distribution
Robert J. Hebron                         Executive Vice President, COLI Distribution
John R. Meyer                            Executive Vice President, Variable Annuity and Agency Mutual Funds
                                         Distribution
Thomas A. Clough                         Senior Managing Director, Retirement Services
Barbara McInerney                        Senior Managing Director, Compliance
Alison H. Micucci                        Senior Managing Director, Compliance
Donald A. Salama                         Senior Managing Director, Retirement Services
Michael D. Coffey                        Managing Director, Mutual Funds - NYLIM Product Distribution
Philip L. Gazzo                          Managing Director, Mutual Funds - Outside Broker - Dealer Distribution
Mark A. Gomez                            Managing Director and Chief Compliance Officer
Joseph J. Henehan                        Managing Director, Retirement Services
Edward P. Linder                         Managing Director, Variable Annuity and Agency Mutual Funds
                                         Distribution
Marguerite E. H. Morrison                Managing Director and Secretary
Christopher V. Parisi                    Managing Director, Mutual Funds National Sales
Stephen C. Fiacco                        Director, Mutual Funds - Outside Broker Dealer Distribution
Jennifer D. Tarsney                      Director, National Accounts
Marianna Wekow                           Director, National Accounts
Albert W. Leier                          Vice President - Financial Operations and Treasurer
David F. Boyle                           Vice President, COLI Wholesaling
Karen E. Dann                            Vice President, Variable Annuity Key Accounts - Bank Distribution
John J. Ogara                            Vice President, Variable Life Wholesaling - Agency Distribution
Mark L. Gudelski                         Vice President, National Accounts
Linda M. Howard                          Vice President, Compliance
Robert F. Meredith                       Vice President, Variable Anuity and Mutual Funds Wholesaling - Agency
                                         Distribution
Andrew N. Reiss                          Vice President, Variable Annuity Wholesaling - Bank Distribution
John Vaccaro                             Vice President, Compliance
James R. Vavra                           Vice President, Non-COLI Variable Life Wholesaling - Outside Distribution
Richard W. Zuccaro                       Vice President, Tax

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 32.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 33.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC CorpExec VUL Corporate Sponsored Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES


     Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned,thereunto duly authorized, in the City and State of New York on this 18th day of April, 2008.


                                              NYLIAC CORPORATE SPONSORED
                                              VARIABLE UNIVERSAL LIFE SEPARATE
                                              ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President

                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director


     Christopher O. Blunt*          Director


     Frank M. Boccio*               Director


     Solomon Goldfinger*            Director



     Theodore A. Mathas*            Chairman and President (Principal Executive
                                    Officer)


     John R. Meyer*                 Director

     Angelo J. Scialabba*           First Vice President and Controller
                                    (Principal Accounting Officer)

     Arthur H. Seter*               Director

     Michael E. Sproule*            Director


     Joel M. Steinberg*             Director and Chief Financial Officer


     Seymour Sternberg*             Director


 By:  /s/ Robert J. Hebron
      ----------------------------------
      Robert J. Hebron
      Attorney-in-Fact
      April 18, 2008


* Pursuant to Powers of Attorney previously filed.

                                       EXHIBIT INDEX
Exhibit
Number                                  Description







(k)                   Opinion and Consent of Thomas F. English, Esq.

(l)                   Opinion and Consent of Eric J. Lynn Actuary


(m)(1)                Sample Calculation of Illustrations for CorpExec VUL II



(m)(2)                Sample Calculation of Illustrations for CorpExec VUL III



(m)(3)                Sample Calculation of Illustrations for CorpExec VUL IV



(m)(4)                Sample Calculation of Illustrations for CorpExec VUL V


(n)(1)                Consent of PricewaterhouseCoopers LLP